UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                             Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                             Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                            Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2011 through June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds
Annual Report
June 30, 2012
AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2012* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]
Aggressive Investors 1	-4.80%	8.62%	-9.59%	-7.14%	3.74%	12.20%	8/5/1994	1.25%[3]
Ultra-Small Company	-6.55%	13.06%	-5.41%	-2.61%	9.93%	14.74%	8/5/1994	1.31%
Ultra-Small Co Market	-1.81%	13.90%	1.05%	-1.94%	8.53%	9.70%	7/31/1997	0.92%[1]
Small-Cap Momentum	-4.26%	7.35%	-1.40%	NA	NA	11.90%	5/28/2010	5.47%[1]
Small-Cap Growth	-7.40%	6.21%	-6.35%	-6.08%	NA	1.83%	10/31/2003	0.98%[1]
Small-Cap Value	-2.31%	8.89%	-0.59%	-3.95%	NA	5.04%	10/31/2003	0.87%
Large-Cap Growth	-3.96%	8.91%	0.37%	-0.54%	NA	3.77%	10/31/2003	0.86%[1]
Blue Chip 35 Index	-2.04%	9.97%	9.72%	1.23%	5.04%	4.80%	7/31/1997	0.27%[1]
Managed Volatility	0.00%	4.19%	3.74%	0.92%	4.04%	3.59%	6/30/2001	1.22%[1]

Bridgeway Funds Returns for Calendar Years 1998 through 2011* (Unaudited)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Aggressive Investors 1	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%
Ultra-Small Company	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%
Ultra-Small Co Market	-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%
Small-Cap Momentum														-0.92%
Small-Cap Growth							11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%
Small-Cap Value							17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%
Large-Cap Growth							6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%
Blue Chip 35 Index	39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%
Managed Volatility					-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1] Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2] Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2012.

[3] The management fee included in the gross expense ratio for the Aggressive Investors 1 Fund has been restated to reflect only the base management fee payable under the Fund’s performance-based management fee structure. The total actual management fee for the fiscal year ended June 30, 2011 was -0.76%. The actual total management fee for the prior fiscal year was negative due to the negative performance adjustment of the investment management fee under the Fund’s performance-based management fee structure.

* Numbers highlighted in green indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2012

Dear Fellow Shareholders,

The “macro-driven market” environment discussed in the last several shareholder letters, as well as on page 3, continued in full force in the quarter ended June 30, 2012. In fact, this was the first time two high correlation spikes occurred in one year. Not surprisingly, the Bridgeway Funds that had the broadest market exposure (Blue Chip 35 Index, Ultra-Small Company Market, and Small-Cap Momentum Funds) plus our more value oriented Fund (Small-Cap Value Fund) were the ones that beat their market benchmarks in the fiscal year ending June 30, 2012. Those Funds with more exposure to our growth leaning models (Aggressive Investors 1, Ultra-Small Company, Small-Cap Growth and Large-Cap Growth Funds) did not. The quarter did give us our first test of how our Select models performed in a high correlation spike after adding data from the first three high correlation spikes and adjusting our models accordingly; overall, our growth leaning Funds performed in line with expectations: an improvement over the previous three spikes in 2008, 2010, and 2011. A discussion of the factors that affected the market environment, as well as their impact on the different market sectors, appears on page 2.

Each fiscal year we commit to reporting to shareholders what we think is the worst thing at Bridgeway during the year. This year it took a vote from our Partners to help us decide what the worst thing was. Details are on page 4.

Contrary to the advice of most financial advisers, investors below the age of 35 have become more risk averse than 35 to 64 year olds. Will this hurt their chances for a secure retirement? See page 4.

Last quarter we reviewed the case for equities and why it’s so important to have a long-term asset allocation plan and stick with it. This quarter, on page 5, we focus on bonds, the reasons why investors continue to move from stock mutual funds to bond mutual funds, and why we think bonds are unusually risky in the current environment, in spite of their appearance of safety.

One of the strongest parts of our culture is a commitment to community and world change. On page 7, Cindy Griffin and Michele Camp share their experiences on affecting world change by digging a water well during a service trip to El Salvador with five other Partners.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool, helping us serve you better.

Sincerely,

Your Investment Management Team

John Montgomery

Elena Khoziaeva

Christine Liang

Dick Cancelmo

Michael Whipple

Rasool Shaik

1	Annual Report | June 30, 2012

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The positive momentum that carried the market at the end of 2011 and through the first quarter of 2012 came to an end in the second quarter. Domestic and global fears crept into the market, causing equities to slide as investors retreated from risky, more volatile stocks. A shift to the perceived safety of government bonds sent the yield on the 10-year Treasury note down to 1.56%. The economically sensitive commodity prices declined, oil prices declined 18%, and volatility and high correlations returned to the Dow as investors focused attention on macroeconomic events. The Dow Jones Industrial Average stomached 22 days of triple digit moves, compared to 6 in the first quarter. Companies were not well rewarded for high earnings surprises and were severely beaten down for reporting lower than expected earnings. The “sweet spot” seemed to be large companies in the “middle of the pack.” In other words, investors were looking for stability.

The quarter started with fear in April and May when the European debt crisis reignited. Concern that Greece would exit the euro as a result of the “pro-bailout” New Democracy party failing to win an early election led to scrutiny of all sovereign debt holdings. Government bond yields in Italy and Spain spiked. The quarter ended June 30, 2012 followed the 2010 and 2011 pattern of a mid year correction. The New Democracy prevailed in the second Greek election and calmed fears of a rapid exit. Eurozone leaders relaxed conditions for emergency bank loans, and the potential for additional Fed intervention via quantitative easing (QE3) helped boost the market, but it was not enough to erase the losses from April and May. The S&P 500 Index ended down 2.75% for the quarter.

There was a huge disparity between the returns of large and mid-cap stocks. This is evident in the CRSP (Center for Research in Security Prices) Portfolio Index returns for the fiscal year. The CRSP 1 Index (ultra-large stocks) outperformed all other deciles of market cap, returning 7.66% for the fiscal year. The CRSP 5 Index (mid-cap stocks) was the worst performing decile, falling 6.10%. At the other end of the spectrum, the CRSP 10 Index (ultra-small stocks) declined 0.85%, reflecting higher risk associated with ultra-small stocks (a negative in the fiscal year) but also the advantage in this fiscal year of being “off the radar screen.”

Returns across all style boxes, as defined by Morningstar, were negative for the quarter. Value stocks outpaced growth stocks, and investors generally favored large stocks over small, with large value leading the way, returning -1.61%.

Four of the ten S&P 500 Index sectors posted positive returns, with defensive stocks outperforming cyclicals. The financial sector was hit the hardest amid credit rating agency downgrades of major U.S. and European banks, as well as financial market weakness and slowing global economic growth. Information technology, energy, materials, industrials and consumer discretionary also underperformed the market. Telecommunication services shone, returning 14.15%. Consumer staples, healthcare, and utilities were also positive for the quarter.

Following are the stock market “style box” returns from Morningstar for the quarter and year:

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Macro Driven Markets — An update

The Short Version: As highlighted in the last several shareholder letters, the primarily macro-driven markets of the last four years have been particularly unfavorable to some of our Select Funds, especially those with a strong growth component (Aggressive Investors 1, Ultra-Small Company, Large-Cap Growth, and Small-Cap Growth Funds). Last quarter we dissected the dynamics of these markets, why they have been less favorable to our growth leaning stock picking models, and why we do not expect our relative performance to be hit as hard should macro driven markets continue. The June quarter gave us our first test of this latter belief, and our performance was indeed in line with expectations for this group of four Funds.

High correlation markets are markets where individual stock prices tend to move proportionally in tandem — statistically, time periods when stock correlations exceed 0.5. We call these “macro-driven markets,” markets within which investors focus on macroeconomic events, such as the European debt crisis, rather than the economic health of individual companies. Thus, in a macro driven market, good news at Company XYZ is less likely to favorably impact its stock price than in most market environments. Macro-driven markets are unfavorable to our more growth leaning stock picking models in particular, since our models focus on data at the company rather than national or world level.

In our December 2011 semi-annual report we “dove deep” to consider the strongly negative effects of macro-driven markets on our Select Funds that use our more growth leaning models. In that report we stated:

Within the context of an unchanged investment process, the adviser has made incremental changes to its stock picking models that we believe would help relative performance in future macro-driven markets without any cost to our performance in micro-driven markets, which historically comprise the vast majority of markets.

The high stock correlations in the last half of calendar year 2011, which characterize market environments unfavorable to some of our stock picking models, dropped back to normal historical levels in January and February. This gave a performance tailwind to some of our Funds. Time will tell what the follow-through looks like and when we will see the next “macro-driven market,” which we hope is not for a few years (or decades).

The last sentence was prescient within the context of the June quarter: it only took a couple of months before we experienced another high correlation spike and had the opportunity to test our incremental stock picking model improvements and extended data that included a number of high correlation spikes. Overall, we passed the test for this quarter. Five of our 11 funds outperformed their primary market benchmark. Our more growth leaning funds (Aggressive Investors 1, Ultra-Small Company, Small-Cap Growth, and Large-Cap Growth Funds) did not beat their market benchmarks, as expected; but even half of these outperformed their peer benchmarks. For the six-month period through June, these four Funds as a group had “OK” performance — doing much better than in the previous three high correlation spikes in spite of being in an unfavorable market environment.

The following graph presents the long term view of macro-driven, high correlation markets, with two spikes in the last fiscal year and four in the last four fiscal years. We continue to believe strongly that the market will return to a micro-driven environment, one in which the market focuses on the economic health of individual companies — an environment that our growth leaning models and funds have historically favored.

3	Annual Report | June 30, 2012

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

The Worst Thing of the Fiscal Year

The Short Version: While half of our Funds had strong performance over the fiscal year, four really performed miserably: Aggressive Investors 1, Ultra-Small Company, Large-Cap Growth, and Small-Cap Growth Funds. As highlighted in the previous section, the market delivered two high correlation spikes in one year, the first time this has happened since 1946. This is a market environment generally unfavorable for these Funds, though we think high correlation spikes will not have such a deleterious affect going forward.

In each annual report for the last fourteen fiscal years, Bridgeway has revealed its “worst thing of the year.” This section has become an important Bridgeway tradition. As a shareholder, you are the owner and “boss,” and we think you have a right to know the negatives as well as the positives. In previous years we have discussed company turnover, trading errors, compliance issues, and specific periods of the performance of one or more of our Funds. Part of our firm’s culture is transparency (we’re the only Fund firm we know of that addresses this topic in an annual report), and we work hard to address problems and not repeat mistakes.

This year’s choice for “worst thing” was the performance of our four more growth leaning Select Funds. The dynamics of high correlation markets were discussed in the previous section. It’s easy enough to chalk up this year’s worst thing to factors beyond Bridgeway’s control, and one can make a strong case for it this year. However, by way of continual learning we should also ask, “Is there anything the adviser could have done within the scope of these Funds’ investment objectives, strategies, and investment process to anticipate or dampen the negative effects of these market spikes?” Our answer: we continue to believe that market timing is a loser’s game, so trying to time or anticipate high correlation spikes is not realistic and is likely counterproductive.

Are Young Investors Investing Too Conservatively?

The Short Version: Investors under the age of 35 are taking on less risk than older baby boomers. Most investment advisers recommend the opposite: more risk at a young age, less later in life.

The following graph with data from the Investment Company Institute demonstrates a phenomenon we hear about frequently: investors are more risk-averse than they were a decade ago. What is most surprising to us at Bridgeway, however, is the breakdown by age: elderly investors have not significantly changed their appetite for risk, while younger investors’ risk appetite has plummeted — to the point that it is slightly lower than that of the baby boomer generation. This seems upside down. Financial advisors typically preach that younger investors can afford to take on more risk and should do so. Something to ponder.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Sources: Investment Company Institute tabulations of Federal Reserve Board survey of consumer finances and

Investment Company Institute annual mutual fund shareholder tracking survey.

What Recent Fund Flows and History Tell Us About the Risk of Bonds — from Bridgeway’s Chief Investment Officer

The Short Version: Last quarter we reviewed the case for equities and why it’s so important to have a long-term asset allocation plan and stick with it. This quarter we focus on bonds, the reasons why investors continue to move from stock mutual funds to bond mutual funds, and why we think bonds are unusually risky in the current environment.

Over the decade of the 2000’s, intermediate-term and long-term government bonds outperformed stocks. As presented in the table below, the S&P 500 Index returned 1.41% for the ten years through December 2010, while intermediate-term Treasuries returned 5.64%/year and long-term Treasuries returned 6.64%. Some people would conclude from this that since government bonds are relatively safe — they are backed by the U.S. Government — as well as less volatile (see the table below), they are a simply a better deal: less risk, more return.

Risk and Returns (the “lost decade,” December 2000 to December 2010)

	Total Returns/Year	Volatility

Long-term government bonds	6.64%	12.40
Intermediate-term government bonds	5.64%	5.20
S&P 500 (stocks)	1.41%	16.30

What investors don’t see in this equation is that bonds have received a tremendous “tailwind” from declining interest rates over the last decade, one that is very unlikely to be repeated. Why? Ten-year Treasury bonds recently hit an all-time low. Can they go lower? Yes, but while theoretically possible, it is very unlikely that they will go into negative territory. Had interest rates remained flat over the last decade, total returns would have been somewhat lower. But it gets more interesting looking forward. If bond yields only remain at current levels, total return drops to the current yield, 0.59% for intermediate-term government bonds, 2.48% for long-term government bonds. And as interest rates rise significantly, bond prices and total returns fall. So, for example, if interest rates were to rise to the long-term historical average in the next year, the one-year returns for intermediate bonds would be -12.41%, with long-term bonds at -23.60%. Scarier yet is if inflation kicked in. Since our national debt is at the highest level (as a percent of gross domestic product) since World War II, I believe this is a real and serious risk

5	Annual Report | June 30, 2012

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

over the two to five year time frame, though perhaps not over the next year, as the Federal Reserve seeks to keep interest rates low. If a drop in interest rates was coupled with inflation increasing to 10% per year (double digit inflation occurred in both 1979 and 1980), the one-year return for intermediate bonds after adjusting for inflation would drop to -20.38% with long-term bonds dropping to -30.55%.

This concept is referred to as interest rate risk related to inflation risk, a very real risk that I believe many investors are ignoring as they shift from stocks to bonds.

The following table shows the extent to which mutual fund investors have been shifting from stocks to bonds over the recent six year period:

Source: Investment Company Institute. Includes domestic equities only.

Unfortunately, the timing of these flows may be the next prime example of a phenomenon we have discussed previously, the behavior gap. Investors tend to pile into stocks after a bull market, as in the period of the late 1990s internet bubble. This was ill-timed, as 2000 to 2002 was the most extended bear market in the last seven decades. When stocks were relatively cheap during this current period, investors shifted to the perceived safety of bonds. Again, ill-timed in retrospect. What I worry about most now is the possibility that the recent move to bonds portends a “bond bubble.” Specifically, that inflation and rising interest rates could deliver a double whammy to bondholders. This isn’t to say that bonds aren’t an appropriate investment in a well diversified portfolio, just that an overreliance on them carries its own significant risks.

What’s an investor to do? We believe that creating, writing down, and implementing a disciplined asset allocation plan is the best antidote to the behavior gap problem. Right now that might be guarding against an overreliance on bonds, particularly because they’ve done so well over the last one and two decades.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Throughout this section we have focused on Treasury bonds to demonstrate the risk to bonds of interest rates and a rise in inflation. Corporate and municipal bonds, especially lower rated ones, carry more default risk, but somewhat muted inflation and interest rate risk. This is perhaps a good reason to diversify, even within one’s bond holdings.

Transformative Change — authored by Cindy Griffin and Michele Camp

Last quarter, we talked about Bridgeway’s mission statement and how our partners were effecting extraordinary change at a local level to support our mission. This quarter, we share a service project with Living Water International (LWI) in El Salvador and highlight how Bridgeway partners are effecting extraordinary change outside of their local communities.

In May, seven Bridgeway partners left the comfort and safety of Houston, Texas for El Salvador. For the two of us, this was the first time on a service trip with our colleagues at Bridgeway; several of whom had completed similar trips in prior years. Our task? To work with LWI to drill a water well for a rural, impoverished community in El Salvador called El Mango. For five days, we were covered in mud, sweat and more mud as we took turns operating the hydraulic well drill, taking dirt samples, assembling PVC pipes, mixing and pouring concrete, and all other various tasks involved in completing a well. We labored side-by-side with the people of El Mango, who offered their own tools, strength, and determination to ensure the success of the project. It was hard work, especially in a tropical climate where it feels like it’s constantly 120 degrees with 100 percent humidity.

Five days flew by, and we were astounded by how much our team was able to accomplish in such a short amount of time. We struck water on the first day at 90 feet, which put us ahead of schedule. In fact, we were so far ahead of schedule in El Mango that we travelled to another community, where we helped complete a 220 foot well. Our final day at the drill site was spent putting the finishing touches on the El Mango well and participating in a dedication ceremony with the community. It was a joyous day of celebration and excitement. We were overwhelmed with happiness at seeing the locals pump fresh, clean water for the first time. They were so grateful and so thankful. When the festivities were over, we loaded up the truck, took a few more pictures, piled in the van and waved goodbye to our new friends one last time.

So why did we go? Why would a firm of only 29 people send seven away for a week to drill a water well? Part of Bridgeway’s vision statement states, “Partners effecting extraordinary community and world change.” It’s who we are and what we’re about – it’s engrained in our culture. For a week in May, a group of seven Bridgeway partners literally lived our vision statement and effected extraordinary community and world change in the little village of El Mango. But it took more than the seven of us to make this happen. We left behind our families and our fellow partners, who gladly and graciously gave of themselves so that we could be gone for a week. Even though they weren’t there physically, their love and support were equally important and such a necessary and vital component to our trip. It was unifying, not just for the people who went to El Salvador, but for everyone involved. As another partner, James McKissick (who has been involved with LWI for a long time), beautifully stated, “Stepping out of yourself brings out a whole new energy.” It does and it did, for everyone at Bridgeway. We came back with a renewed passion for our vision statement, realizing that the higher we performed at our job, the better our company would be, which would lead to more success and very importantly, greater giving. The small community of El Mango is a perfect example of the BIG difference 29 people can make.

7	Annual Report | June 30, 2012

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 4.80%, trailing our primary market benchmark, the S&P 500 Index (-2.75%), and the Russell 2000 Index (-3.47%). We did outperform our peer benchmark, the Lipper Capital Appreciation Funds Index (-5.10%). It was the fourth high correlation spike — an historically rare, but unfriendly environment for our Fund. Our Fund navigated this one much better than the previous three, as discussed in detail below. It was a mixed quarter, but we are guardedly pleased in this market context.

For the fiscal year ended June 30, 2012, our Fund declined 9.59%, badly trailing our primary benchmark, the S&P 500 Index (+5.45%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-1.67%) and the Russell 2000 Index (-2.08%). Two market phenomena created a tremendous headwind of performance we have not seen previously in the 17+ year history of our Fund: first, two correlation spikes occurred in the same fiscal year as discussed on page 3 and in the section on annual performance below. Second, there was a huge disparity between the returns of large and mid-cap stocks as discussed in the market overview on page 2; the “size effect” cost our Fund over five percentage points of returns for the fiscal year. We did receive a mild tailwind from one factor: our models’ tilt toward quality (e.g. low debt) stocks helped us to the tune of almost two percentage points.

You may recall that our prior fiscal year 2011 contained no high correlation peaks (what we refer to as “macro-driven markets”) and we outperformed the S&P 500 by just over 10%. This is in stark contrast to the current fiscal year 2012, the first time we have ever experienced two high correlation spikes in the same year (September and June quarters). In spite of two positive quarters (December 2011 and March 2012), the two high correlation spikes (September 2011 and June 2012) of the fiscal year put us strongly “in the red” for the fiscal year. For reasons outlined on page 3, proactive steps on our part make us more optimistic about negotiating high correlation spikes in the future, should they continue.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	-4.80%	-9.59%	-7.14%	3.74%	12.20%
S&P 500 Index	-2.75%	5.45%	0.22%	5.33%	8.29%
Russell 2000 Index	-3.47%	-2.08%	0.54%	7.00%	8.29%
Lipper Capital Appreciation Funds Index	-5.10%	-1.67%	0.79%	6.01%	7.20%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Aggressive Investors 1 Fund ranked 262nd of 288 capital appreciation funds for the twelve months ending June 30, 2012, 230th of 231 over the last five years, 137th of 169 over the last ten years, and 3rd of 53 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 6/30/12

Detailed Explanation of Quarterly Performance

The Short Version: In a quarter that contained the fourth high correlation spike in the last four years, our newly optimized models handled the spike much better, though we still underperformed our primary market benchmark. Differences in company size between the Fund and our primary market benchmark fully explain our quarterly variance. Our models continued to pick stocks that are strong performers on a fundamental basis (as measured by following quarterly earnings report surprises), but were not rewarded with strong price increases — as expected in a macro-driven market.

We underperformed our primary market benchmark by just over two percent for the quarter ended June 30, 2012. It was a period that showed the fourth high correlation spike since 2008. It was the first spike since we completed the re-optimization of our models, including data from the previous three high correlation spikes. The results, while we still underperformed, were much improved over the last three high correlation spikes.

Our primary market benchmark, the S&P 500 Index is very heavily weighted in ultra-large stocks, those in the largest size decile of the NYSE, with over 75% of the Index in that decile. Since the Aggressive Investors 1 Fund chooses from among a broader range of stocks and does not weight them by size, the Fund has about 25% of net assets in the largest decile. This has given the Fund a slight tailwind over longer historical periods, but it cost the Fund over two and one-half percent of relative performance this quarter.

9	Annual Report | June 30, 2012

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

On the bright side, our models continued to pick stocks that were strong performers on a fundamental basis (as measured by following quarter earnings report surprises), but were not rewarded with price increases. This is a pattern we have seen in each of the high correlation spikes.

Detailed Explanation of Fiscal Year Performance

The Short Version: The fiscal year contained two high correlation spikes, the first of which occurred before we completed our model re-optimization. The majority of our underperformance for the fiscal year occurred during the period of that first spike.

We underperformed the S&P 500 Index by 15.0% for the fiscal year ended June 30, 2012. It was a period that contained two high correlation spikes. The first spike occurred in the September quarter of 2011 while we were still in the process of re-optimizing our models to include the most recent data and add some model improvements. Almost 13% of our underperformance was attributable to that high correlation spike. The second spike happened in the June quarter of 2012 after the re-optimization and our underperformance was reduced to only two percent. While this is only one data point for our newly optimized models, we are pleased with the improvement, since high correlation spikes are still the historical exception and we believe we will better navigate them going forward, should they continue.

Similar to the June quarter, company size hurt in the fiscal year, costing the Fund more than fifteen percent of relative return. The Financials sector was the only sector that added significant positive relative return to the Fund, contributing over five percentage points. Information Technology was our worst performing sector, costing the Fund over four percentage points of return relative to the S&P 500 Index. The Fund’s large exposure to high beta stocks cost almost seven percent in relative return, while our “quality tilt” (low debt) helped to the tune of almost two percent.

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	3.0%
2	Seagate Technology PLC	Computers & Peripherals	2.9%
3	Dean Foods Co.	Food Products	2.2%
4	Discover Financial Services	Consumer Finance	2.0%
5	Dillard’s, Inc.	Multiline Retail	2.0%
6	Monster Beverage Corp.	Beverages	1.7%
7	United Rentals, Inc.	Trading Companies & Distributors	1.6%
8	NeuStar, Inc.	IT Services	1.6%
9	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	1.6%
10	Halliburton Co.	Energy Equipment & Services	1.4%
	Total		20.0%

www.bridgeway.com	10

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	22.1%	11.0%	11.1%
Consumer Staples	7.4%	11.3%	-3.9%
Energy	6.3%	10.8%	-4.5%
Financials	14.2%	14.4%	-0.2%
Health Care	9.9%	12.0%	-2.1%
Industrials	13.0%	10.5%	2.5%
Information Technology	18.0%	19.7%	-1.7%
Materials	4.6%	3.4%	1.2%
Telecommunication Services	3.9%	3.2%	0.7%
Utilities	0.0%	3.7%	-3.7%
Cash & Other Assets	0.6%	0.0%	0.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management.  These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return.  Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

11	Annual Report | June 30, 2012

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 99.40%
Aerospace & Defense - 2.50%
Textron, Inc.	92,100	$2,290,527
Triumph Group, Inc.	50,673	2,851,370

		5,141,897

Auto Components - 0.99%
Delphi Automotive PLC*	80,300	2,047,650

Beverages - 4.09%
Coca-Cola Enterprises, Inc.#	89,200	2,501,168
Constellation Brands, Inc., Class A*	89,500	2,421,870
Monster Beverage Corp.*	49,300	3,510,160

		8,433,198

Biotechnology - 1.32%
Alexion Pharmaceuticals, Inc,*	27,400	2,720,820

Building Products - 1.28%
USG Corp.*+	138,200	2,632,710

Capital Markets - 2.11%
Bank of New York Mellon Corp. (The)	99,100	2,175,245
Northern Trust Corp.	47,200	2,172,144

		4,347,389

Chemicals - 2.15%
CF Industries Holdings, Inc.	12,800	2,479,872
H.B. Fuller Co.	63,800	1,958,660

		4,438,532

Commercial Banks - 1.96%
KeyCorp	198,600	1,537,164
US Bancorp	78,000	2,508,480

		4,045,644

Commercial Services & Supplies - 0.36%
Consolidated Graphics, Inc.*	17,400	505,470
Quad Graphics, Inc.	15,800	227,204

		732,674

Computers & Peripherals - 7.90%
Apple, Inc.*	10,600	6,190,400
Dell, Inc.*	165,700	2,074,564
Seagate Technology PLC	245,300	6,066,269

Industry Company	Shares	Value

Computers & Peripherals (continued)
Western Digital Corp.*	63,500	$ 1,935,480

		16,266,713

Consumer Finance - 3.06%
Cash America International, Inc.	48,500	2,135,940
Discover Financial Services	120,400	4,163,432

		6,299,372

Diversified Financial Services - 1.25%
Interactive Brokers Group, Inc., Class A	174,700	2,571,584

Diversified Telecommunication Services - 1.93%
tw telecom, inc.*	80,800	2,073,328
Vonage Holdings Corp.*	948,381	1,906,246

		3,979,574

Electronic Equipment, Instruments & Components - 1.56%
Brightpoint, Inc.*	205,600	1,112,296
SYNNEX Corp.*	61,000	2,103,890

		3,216,186

Energy Equipment & Services - 1.62%
Halliburton Co.	104,700	2,972,433
Helix Energy Solutions Group, Inc.*	22,000	361,020

		3,333,453

Food Products - 3.33%
Bunge, Ltd.	35,800	2,246,092
Dean Foods Co.*	271,200	4,618,536

		6,864,628

Health Care Providers & Services - 8.25%
Aetna, Inc.	49,000	1,899,730
Cigna Corp.	45,900	2,019,600
Community Health Systems, Inc.*	80,400	2,253,612
DaVita, Inc.*	26,800	2,632,028
HCA Holdings, Inc.	76,800	2,337,024
Health Management Associates, Inc., Class A*	165,300	1,297,605
Humana, Inc.	26,600	2,059,904
McKesson Corp.	26,700	2,503,125

		17,002,628

www.bridgeway.com	12

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure - 1.69%
Darden Restaurants, Inc.	39,500	$ 1,999,885
McDonald’s Corp.	16,800	1,487,304

		3,487,189

Household Durables - 1.03%
Ryland Group, Inc. (The)	83,200	2,128,256

Insurance - 2.35%
MetLife, Inc.	66,000	2,036,100
Torchmark Corp.	55,300	2,795,415

		4,831,515

Internet Software & Services - 1.31%
eBay, Inc.*	64,000	2,688,640

IT Services - 4.45%
Heartland Payment Systems, Inc.	41,400	1,245,312
NeuStar, Inc., Class A*	98,200	3,279,880
Visa, Inc., Class A	17,300	2,138,799
Western Union Co. (The)	148,500	2,500,740

		9,164,731

Machinery - 2.26%
Actuant Corp., Class A	95,800	2,601,928
Cummins, Inc.	21,200	2,054,492

		4,656,420

Marine - 0.81%
Kirby Corp.*	35,477	1,670,257

Media - 6.23%
CBS Corp., Class B Non-Voting	64,300	2,107,754
DIRECTV, Class A*	55,500	2,709,510
DISH Network Corp., Class A	46,000	1,313,300
Sinclair Broadcast Group, Inc., Class A	203,900	1,847,334
Time Warner Cable, Inc.	30,000	2,463,000
Viacom, Inc., Class B	50,700	2,383,914

		12,824,812

Metals & Mining - 1.66%
Noranda Aluminum Holding Corp.	127,500	1,014,900
Southern Copper Corp.	76,100	2,397,911

		3,412,811

Multiline Retail - 3.17%
Dillard’s, Inc., Class A	65,300	4,158,304

Industry Company	Shares	Value

Multiline Retail (continued)
Macy’s, Inc.	69,100	$ 2,373,585

		6,531,889

Oil, Gas & Consumable Fuels - 5.64%
Chevron Corp.	23,300	2,458,150
HollyFrontier Corp.	67,600	2,395,068
Stone Energy Corp.*	81,200	2,057,608
Valero Energy Corp.	32,500	784,875
Whiting Petroleum Corp.*	45,600	1,875,072
Williams Cos., Inc. (The)	71,300	2,054,866

		11,625,639

Paper & Forest Products - 1.30%
PH Glatfelter Co.	163,400	2,674,858

Pharmaceuticals - 0.35%
Warner Chilcot PLC, Class A*	40,400	723,968

Real Estate Investment Trusts (REITs) - 2.49%
BioMed Realty Trust, Inc.	130,600	2,439,608
Weingarten Realty Investors	101,700	2,678,778

		5,118,386

Road & Rail - 2.61%
Amerco, Inc.	8,800	791,736
CSX Corp.	110,500	2,470,780
RailAmerica, Inc.*	87,417	2,115,492

		5,378,008

Semiconductors & Semiconductor Equipment - 1.56%
Cirrus Logic, Inc.*	107,400	3,209,112

Software - 1.25%
Oracle Corp.	86,600	2,572,020

Specialty Retail - 7.74%
Advance Auto Parts, Inc.	33,200	2,264,904
Cabela’s, Inc.*	61,500	2,325,315
Genesco, Inc.*	40,400	2,430,060
GNC Holdings, Inc., Class A	54,100	2,120,720
Limited Brands, Inc.	47,300	2,011,669
O’Reilly Automotive, Inc.*	28,900	2,420,953
Rent-A-Center, Inc.	70,500	2,378,670

		15,952,291

Textiles, Apparel & Luxury Goods - 1.22%
VF Corp.	18,900	2,522,205

13	Annual Report | June 30, 2012

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company		Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 2.69%
United Rentals, Inc.*		98,959	$3,368,564
W.W. Grainger, Inc.		11,400	2,180,136

			5,548,700

Wireless Telecommunication Services - 1.93%
Crown Castle International Corp.*		34,400	2,017,904
SK Telecom Co., Ltd. - ADR		161,800	1,957,780

			3,975,684

TOTAL COMMON STOCKS - 99.40%			204,772,043

(Cost $196,013,698)

	Rate^	Shares	Value

MONEY MARKET FUND - 2.45%
BlackRock FedFund	0.01%	5,055,748	5,055,748

TOTAL MONEY MARKET FUND - 2.45%			5,055,748

(Cost $5,055,748)

TOTAL INVESTMENTS - 101.85% (Cost $201,069,446)			$209,827,791
Liabilities in Excess of Other Assets - (1.85%)			(3,817,906)

NET ASSETS - 100.00%			$206,009,885

*     Non-income producing security.

#    Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $560,800.

^    Rate disclosed as of June 30, 2012.

+    This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $2,632,710 at June 30, 2012.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$204,772,043	$—	$—	$204,772,043
Money Market Fund	—	5,055,748	—	5,055,748

TOTAL	$204,772,043	$5,055,748	$—	$209,827,791

See Notes to Financial Statements.

www.bridgeway.com	14

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 6.55%, trailing our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-2.01%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-4.15%), the Russell Microcap Index (-1.98%) and the Russell 2000 Index (-3.47%). It was a quarter that contained the fourth high correlation spike since 2008 (see page 3 for a fuller explanation), an environment generally unfavorable to our Fund’s performance.

For the fiscal year ended June 30, 2012, our Fund declined 5.41%, trailing our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-0.85%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-2.53%), the Russell Microcap Index (-0.54%) and the Russell 2000 Index (-2.08%). In spite of two strong quarters (December 2011 and March 2012), the two high correlation spikes (September 2011 and June 2012) of the fiscal year put us strongly “in the red” for the period. For reasons outlined on page 3, proactive steps on our part make us more optimistic about negotiating high correlation spikes in the future, should they continue.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	-6.55%	-5.41%	-2.61%	9.93%	14.74%
CRSP Cap-Based Portfolio 10 Index	-2.01%	-0.85%	0.97%	11.61%	11.86%
Russell Microcap Index	-1.98%	-0.54%	-2.19%	5.89%	N/A
Russell 2000 Index	-3.47%	-2.08%	0.54%	7.00%	8.29%
Lipper Micro-Cap Stock Funds Index	-4.15%	-2.53%	-0.78%	6.47%	N/A

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,131 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Ultra-Small Company Fund ranked 60th of 76 micro-cap funds for the twelve months ending June 30, 2012, 49th of 60 over the last five years, 2nd of 42 over the last ten years, and 1st of 9 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

15	Annual Report | June 30, 2012

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index* from Inception 8/5/94 to 6/30/12

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version: Our Fund performed poorly in the fourth high correlation spike of the last four years. Note there have only been three other high correlation spikes in the six+ decades preceding.

The table below presents index performance numbers of stocks by size for different time periods. It indicates that even though the returns were negative in all deciles, we had a nice tailwind to ride in the quarter ended June 30, 2012 as the 10th decile outperformed all other size stocks.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	86.5 Years
1 (ultra-large)	-2.27%	7.66%	0.49%	4.81%	9.09%
2	-4.61%	-0.15%	0.68%	8.05%	10.39%
3	-6.33%	-4.40%	0.89%	8.12%	10.77%
4	-6.85%	-3.88%	2.02%	8.92%	10.73%
5	-5.81%	-6.10%	2.84%	9.84%	11.27%
6	-5.24%	-1.48%	1.77%	8.45%	11.25%
7	-4.02%	-1.88%	3.09%	9.34%	11.25%
8	-5.21%	-2.22%	2.93%	9.69%	11.45%
9	-4.13%	-2.88%	1.61%	8.31%	11.46%
10 (ultra-small)	-2.01%	-0.85%	0.97%	11.61%	13.02%

[1]

Performance figures are as of the period ended June 30, 2012. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Our June quarter underperformance was broad based across sector, model, size, and valuation. The high correlation spike unquestionably affected Fund returns. On an encouraging note, our models continued to pick companies that showed improving corporate level economic health. However, companies that surprised Wall Street to the upside were rewarded little, while those surprising analysts on the downside were relatively hammered. Since we now have four high correlation spikes in our

www.bridgeway.com	16

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

calibration database, we believe our models will negotiate these better in the future, should they continue. Eventually, however, we believe investors will get back to focusing on individual company health as a driver of stock price, fostering an environment that has been historically much friendlier to our Fund’s returns.

Detailed Explanation of Fiscal Year Performance

The Short Version: Much like the quarter, two high correlation spikes took their toll, in spite of two other strong quarters (December 2011 and March 2012).

As in the latest quarter, poor performing stocks were represented in a broad based fashion across the Information Technology, Industrials, Financials and Energy sectors. Strong stock picking in the Consumer Discretionary sector was not enough to offset the other sectors, however. Generally speaking, our higher risk stocks predictably did the most damage.

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Smith & Wesson Holding Corp.	Leisure Equipment & Products	2.0%
2	Homeowners Choice, Inc.	Insurance	1.3%
3	Metropolitan Health Networks, Inc.	Health Care Providers & Services	1.3%
4	Fiesta Restaurant Group, Inc.	Hotels, Restaurants & Leisure	1.3%
5	Multimedia Games Holding Co., Inc.	Hotels, Restaurants & Leisure	1.2%
6	TGC Industries, Inc.	Energy Equipment & Services	1.2%
7	Cambrex Corp.	Life Sciences Tools & Services	1.2%
8	Aceto Corp.	Trading Companies & Distributors	1.1%
9	Carmike Cinemas, Inc.	Media	1.1%
10	On Assignment, Inc.	Professional Services	1.1%
	Total		12.8%

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	24.0%	15.2%	8.8%
Consumer Staples	2.6%	3.0%	-0.4%
Energy	4.7%	5.7%	-1.0%
Financials	21.7%	25.1%	-3.4%
Health Care	8.8%	18.2%	-9.4%
Industrials	15.3%	11.8%	3.5%
Information Technology	11.7%	15.3%	-3.6%
Materials	4.9%	2.8%	2.1%
Telecommunication Services	2.0%	1.4%	0.6%
Utilities	0.0%	1.5%	-1.5%
Cash & Other Assets	4.3%	0.0%	4.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or

17	Annual Report | June 30, 2012

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	18

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 95.78%
Aerospace & Defense - 1.56%
Astronics Corp.*	26,500	$748,360
Astronics Corp., Class B*	2,650	70,278
EDAC Technologies Corp.*+	18,600	209,808
GenCorp, Inc.*	37,100	241,521
GeoEye, Inc.*	9,400	145,512
Sypris Solutions, Inc.	24,900	173,553

		1,589,032

Air Freight & Logistics - 1.95%
Air Transport Services Group, Inc.*	40,900	212,680
Echo Global Logistics, Inc.*+	5,800	110,548
Pacer International, Inc.*	135,800	736,036
Park-Ohio Holdings Corp.*	49,000	932,470

		1,991,734

Airlines - 0.74%
Hawaiian Holdings, Inc.*	19,900	129,549
Republic Airways Holdings, Inc.*	112,500	624,375

		753,924

Auto Components - 1.45%
American Axle & Manufacturing Holdings, Inc.*	17,600	184,624
Shiloh Industries, Inc.	9,300	106,950
Spartan Motors, Inc.	37,300	195,452
Stoneridge, Inc.*	103,900	707,559
Tower International, Inc.*	27,200	285,600
Williams Controls, Inc.	214	2,590

		1,482,775

Beverages - 0.07%
Reed’s, Inc.*	20,700	67,275

Biotechnology - 0.61%
China Biologic Products, Inc.*	6,900	64,653
Vanda Pharmaceuticals, Inc.*	126,500	556,600

		621,253

Building Products - 0.71%
Patrick Industries, Inc.*	55,752	710,838
PGT, Inc.*	6,000	18,180

		729,018

Capital Markets - 4.11%
Arlington Asset Investment Corp., Class A+	43,600	946,556

Industry Company	Shares	Value

Capital Markets (continued)
Calamos Asset
Management, Inc., Class A	80,100	$917,145
Duff & Phelps Corp., Class A	7,300	105,850
Fidus Investment Corp.	34,300	520,331
Gladstone Capital Corp.	74,600	588,594
Gladstone Investment Corp.	52,500	387,975
Kohlberg Capital Corp.	100,000	726,000

		4,192,451

Chemicals - 3.13%
American Vanguard Corp.	11,000	292,490
Arabian American Development Co.*+	65,100	630,819
Core Molding Technologies, Inc.*	14,800	121,952
Innospec, Inc.*	9,400	278,334
Landec Corp.*	79,800	683,088
Material Sciences Corp.*	33,800	277,160
Penford Corp.*	6,900	61,755
Spartech Corp.*	146,000	754,820
TPC Group, Inc.*	2,700	99,765

		3,200,183

Commercial Banks - 6.40%
Access National Corp.+	9,800	128,380
American National Bankshares, Inc.	19,000	447,640
Ameris Bancorp*	58,800	740,880
BancFirst Corp.	4,900	205,359
Bancorp, Inc. (The)*	13,300	125,685
C&F Financial Corp.+	4,800	192,768
Enterprise Bancorp, Inc.+	5,900	96,701
Enterprise Financial Services Corp.	6,600	72,336
Farmers Capital Bank Corp.*	20,000	131,400
Fidelity Southern Corp.+	19,688	170,104
German American Bancorp, Inc.+	18,600	381,300
Guaranty Bancorp*	99,500	209,945
Heritage Financial Corp.	30,200	442,430
Horizon Bancorp+	8,700	228,810
MainSource Financial Group, Inc.	26,600	314,678
Mercantile Bank Corp.*	20,900	385,605
Metro Bancorp, Inc.*	38,700	465,561
MetroCorp Bancshares, Inc.*	16,000	170,720
OmniAmerican Bancorp, Inc.*	28,300	606,469

19	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Pacific Mercantile Bancorp*+	25,000	$172,750
Renasant Corp.	13,700	215,227
Taylor Capital Group, Inc.*+	17,500	286,825
Trico Bancshares	22,000	338,800

		6,530,373

Commercial Services & Supplies - 1.73%
Asset Acceptance Capital Corp.*+	40,800	277,440
Ceco Environmental Corp.	12,700	100,330
Cenveo, Inc.*+	142,900	275,797
Consolidated Graphics, Inc.*	4,700	136,535
Courier Corp.	42,700	565,775
Intersections, Inc.	11,700	185,445
TRC Cos., Inc.*	37,800	229,824

		1,771,146

Communications Equipment - 3.22%
CalAmp Corp.*	115,600	847,348
Globecomm Systems, Inc.*	7,500	76,050
Ituran Location & Control, Ltd.	14,500	159,065
Sierra Wireless, Inc.*	87,600	791,028
Tessco Technologies, Inc.	49,100	1,082,655
UTStarcom Holdings Corp.*	281,400	334,866

		3,291,012

Computers & Peripherals - 0.32%
Hutchinson Technology, Inc.*+	126,700	184,982
Smart Technologies, Inc., Class A*	76,200	138,684

		323,666

Construction & Engineering - 1.27%
Argan, Inc.	22,800	318,744
Dycom Industries, Inc.*	10,800	200,988
Goldfield Corp. (The)*	58,600	133,608
Michael Baker Corp.*	19,000	495,710
Pike Electric Corp.*	19,300	148,996

		1,298,046

Consumer Finance - 0.71%
CompuCredit Holdings Corp.*	200,000	724,000

Containers & Packaging - 0.14%
Myers Industries, Inc.	8,200	140,712

Distributors - 0.33%
Core-Mark Holding Co., Inc.	4,300	207,002

Industry Company	Shares	Value

Distributors (continued)
VOXX International Corp.*	13,500	$ 125,820

		332,822

Diversified Consumer Services - 0.91%
Carriage Services, Inc.	36,100	300,352
Corinthian Colleges, Inc.*	196,200	567,018
Lincoln Educational Services Corp.	10,100	65,650

		933,020

Diversified Financial Services - 0.59%
Gain Capital Holdings, Inc.+	57,000	284,430
Interactive Brokers Group, Inc., Class A	10,900	160,448
MicroFinancial, Inc.	19,100	154,710

		599,588

Diversified Telecommunication Services - 1.98%
Fairpoint Communications, Inc.*+	175,000	1,076,250
Hawaiian Telcom Holdco, Inc.*+	32,200	628,222
IDT Corp., Class B	7,700	75,537
Nortel Inversora SA - ADR Preferred B	5,800	90,596
Vonage Holdings Corp.*	74,000	148,740

		2,019,345

Electrical Equipment - 0.35%
Allied Motion Technologies, Inc.	30,000	180,000
Magnetek, Inc.*	11,700	180,648

		360,648

Electronic Equipment, Instruments & Components - 2.83%
Brightpoint, Inc.*	29,500	159,595
Insight Enterprises, Inc.*	19,900	334,917
Key Tronic Corp.*	88,500	729,240
LoJack Corp.*	67,305	203,261
Netlist, Inc.*	225,700	510,082
PAR Technology Corp.*	18,400	90,712
PC Connection, Inc.	48,500	515,070
SMTC Corp.*	3,300	10,791
Viasystems Group, Inc.*	11,200	190,400
Zygo Corp.*	7,900	141,094

		2,885,162

Energy Equipment & Services - 1.91%
Forbes Energy Services, Ltd.*	46,700	219,490
Global Geophysical Services, Inc.*	24,000	146,880

www.bridgeway.com	20

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
PHI, Inc.*	5,400	$ 150,174
Pioneer Drilling Co.*	25,800	205,626
TGC Industries, Inc.*	126,780	1,231,034

		1,953,204

Food & Staples Retailing - 1.04%
Ingles Markets, Inc., Class A	6,200	99,386
Pantry, Inc. (The)*	7,000	102,900
Spartan Stores, Inc.	6,000	108,780
Susser Holdings Corp.*	20,100	747,117

		1,058,183

Food Products - 1.35%
Alico, Inc.	15,400	470,316
Inventure Foods, Inc.*	11,000	69,300
John B. Sanfilippo & Son, Inc.*	38,300	683,655
Smart Balance, Inc.*	17,000	159,630

		1,382,901

Health Care Equipment & Supplies - 1.71%
Fonar Corp.*+	46,600	191,526
IRIS International, Inc.*	50,300	568,390
Orthofix International NV*	2,700	111,375
PhotoMedex, Inc.*+	72,000	874,800

		1,746,091

Health Care Providers & Services - 4.61%
Advocat, Inc.	8,300	53,120
Ensign Group, Inc. (The)	13,400	378,818
Five Star Quality Care, Inc.*	205,400	630,578
Kindred Healthcare, Inc.*	17,400	171,042
LCA-Vision, Inc.*	195,200	839,360
Metropolitan Health Networks, Inc.*	139,600	1,335,972
Providence Service Corp. (The)*	62,700	859,617
Skilled Healthcare Group, Inc., Class A*	24,900	156,372
Sunrise Senior Living, Inc.*+	21,800	158,922
Triple-S Management Corp., Class B*	6,800	124,304

		4,708,105

Hotels, Restaurants & Leisure - 8.32%
Ameristar Casinos, Inc.	11,100	197,247
Caribou Coffee Co., Inc.*	55,800	720,378
Carrols Restaurant Group, Inc.*	104,040	617,998
CEC Entertainment, Inc.	3,300	120,021

Industry Company	Shares	Value

Hotels, Restaurants & Leisure (continued)
Einstein Noah Restaurant Group, Inc.	14,100	$247,596
Fiesta Restaurant Group, Inc.*	100,000	1,323,000
Frisch’s Restaurants, Inc.	10,700	303,238
Isle of Capri Casinos, Inc.*	94,400	582,448
Kona Grill, Inc.*	20,000	180,400
Luby’s, Inc.*	35,700	239,190
Marcus Corp.	8,700	119,712
MTR Gaming Group, Inc.*	63,900	303,525
Multimedia Games Holding Co., Inc.*	88,800	1,243,200
Papa John’s International, Inc.*	3,300	156,981
Red Robin Gourmet Burgers, Inc.*	3,500	106,785
Ruth’s Hospitality Group, Inc.*	134,100	885,060
Sonic Corp.*	28,500	285,570
Town Sports International Holdings, Inc.*#	64,800	861,192

		8,493,541

Household Durables - 1.06%
Flexsteel Industries, Inc.	11,800	233,404
Libbey, Inc.*	10,600	162,922
Lifetime Brands, Inc.	22,900	285,563
Sealy Corp.*+	216,800	401,080

		1,082,969

Insurance - 2.87%
Eastern Insurance Holdings, Inc.+	10,300	175,100
Flagstone Reinsurance Holdings SA	15,000	120,150
Hallmark Financial Services, Inc.*	46,100	359,580
Homeowners Choice, Inc.	78,200	1,376,320
Independence Holding Co.	9,200	90,620
Maiden Holdings, Ltd.	16,400	142,352
United Fire Group, Inc.	10,700	228,231
Universal Insurance Holdings, Inc.	130,000	443,300

		2,935,653

Internet & Catalog Retail - 0.74%
1-800-Flowers.com, Inc., Class A*	183,500	640,415
Nutrisystem, Inc.	9,600	110,976

		751,391

21	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services - 0.51%
Internet Initiative Japan, Inc. - Sponsored ADR	9,100	$ 95,095
Ipass, Inc.*	180,200	428,876

		523,971

IT Services - 2.36%
Computer Task Group, Inc.*	43,300	649,067
Hackett Group, Inc. (The)*	145,700	811,549
Heartland Payment Systems, Inc.	7,500	225,600
Innodata, Inc.*+	22,300	152,532
LML Payment Systems, Inc.*	56,000	106,960
NCI, Inc., Class A*	10,900	44,145
Pfsweb, Inc.*	60,200	170,968
Unisys Corp.*	12,500	244,375

		2,405,196

Leisure Equipment & Products - 3.37%
Arctic Cat, Inc.*	3,900	142,584
LeapFrog Enterprises, Inc.*	29,600	303,696
Nautilus, Inc.*	188,800	624,928
Smith & Wesson Holding Corp.*	250,800	2,084,148
Sturm Ruger & Co., Inc.+	7,200	289,080

		3,444,436

Life Sciences Tools & Services - 1.18%
Cambrex Corp.*	128,000	1,204,480

Machinery - 1.18%
Alamo Group, Inc.	10,400	326,248
Briggs & Stratton Corp.	8,300	145,167
Manitex International, Inc.*	63,200	530,880
Trimas Corp.*	9,500	190,950
Xerium Technologies, Inc.*	4,200	12,180

		1,205,425

Marine - 0.09%
Seanergy Maritime Holdings Corp.*	40,000	88,400

Media - 4.66%
Ballantyne Strong, Inc.*	67,300	401,781
Beasley Broadcasting Group, Inc., Class A*	5,100	30,039
Carmike Cinemas, Inc.*	74,600	1,092,890
Dex One Corp.*	670,000	626,450
Entercom Communications Corp., Class A*	85,100	512,302
Lee Enterprises, Inc.*	354,800	574,776
LIN TV Corp., Class A*	117,400	354,548

Industry Company	Shares	Value

Media (continued)
Saga Communications, Inc., Class A*	5,100	$189,261
Salem Communications Corp., Class A	78,700	430,489
Sinclair Broadcast Group, Inc., Class A	18,800	170,328
Spanish Broadcasting System, Inc., Class A*	27,500	111,650
SuperMedia, Inc.*+	105,000	262,500

		4,757,014

Metals & Mining - 0.96%
Friedman Industries, Inc.	23,700	241,029
Handy & Harman, Ltd.*	55,000	741,400

		982,429

Multiline Retail - 0.18%
Bon-Ton Stores, Inc. (The)	24,200	189,002

Oil, Gas & Consumable Fuels - 2.97%
Adams Resources & Energy, Inc.	25,400	1,064,768
Alon USA Energy, Inc.	20,000	169,200
ATP Oil & Gas Corp.*+	16,000	54,080
BioFuel Energy Corp.*	1,100	3,916
Double Eagle Petroleum Co.*	28,142	123,262
Green Plains Renewable Energy, Inc.*+	87,059	543,248
Patriot Coal Corp.*	401,000	489,220
REX American Resources Corp.*	7,100	138,592
Verenium Corp.*	57,600	180,288
Westmoreland Coal Co.*	32,600	262,430

		3,029,004

Paper & Forest Products - 0.46%
Mercer International, Inc.*	18,000	102,780
Neenah Paper, Inc.	7,900	210,851
Orient Paper, Inc.	60,400	158,248

		471,879

Personal Products - 0.15%
Cyanotech Corp.*	4,737	32,780
Nature’s Sunshine Products, Inc.+	8,100	122,310

		155,090

Pharmaceuticals - 0.69%
Pozen, Inc.*	112,600	702,624

www.bridgeway.com	22

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Professional Services - 2.23%
Barrett Business Services, Inc.	29,300	$ 619,402
CDI Corp.	11,400	186,960
ICF International, Inc.*	8,600	205,024
Insperity, Inc.	6,700	181,235
On Assignment, Inc.*	68,000	1,085,280

		2,277,901

Real Estate Investment Trusts (REITs) - 4.38%
Agree Realty Corp.	26,160	578,921
ARMOUR Residential REIT, Inc.+	31,300	222,543
Capital Trust, Inc., Class A*	110,300	317,664
Gramercy Capital Corp.*	268,600	671,500
MPG Office Trust, Inc.*+	283,700	570,237
One Liberty Properties, Inc.	41,700	785,211
RAIT Financial Trust+	26,633	123,044
Retail Opportunity Investments Corp.+	21,700	261,702
Sabra Health Care REIT, Inc.	6,700	114,637
Winthrop Realty Trust	67,900	825,664

		4,471,123

Real Estate Management & Development - 0.46%
AV Homes, Inc.*	25,800	376,164
IRSA Inversiones y Representaciones SA - Sponsored ADR	12,800	90,752

		466,916

Road & Rail - 1.62%
Celadon Group, Inc.	15,200	248,976
Quality Distribution, Inc.*	52,800	585,552
Saia, Inc.*	37,300	816,497

		1,651,025

Semiconductors & Semiconductor Equipment - 1.05%
Actions Semiconductor Co., Ltd. - ADR*	58,000	98,600
FSI International, Inc.*	28,041	100,667
Mattson Technology, Inc.*	394,600	690,550
Photronics, Inc.*	29,900	182,390

		1,072,207

Software - 1.43%
Cinedigm Digital Cinema Corp., Class A*	50,700	76,050
ePlus, Inc.*	15,700	507,895
QAD, Inc., Class A	13,400	190,548
QAD, Inc., Class B	15,000	204,150

Industry Company	Shares	Value

Software (continued)
Top Image Systems, Ltd.*+	110,000	$ 485,100

		1,463,743

Specialty Retail - 2.38%
America’s Car-Mart, Inc.*	3,200	124,320
Conn’s, Inc.*+	62,000	917,600
Haverty Furniture Cos., Inc.	17,400	194,358
hhgregg, Inc.*+	6,700	75,777
Lithia Motors, Inc., Class A	5,900	135,995
TravelCenters of America LLC*	150,200	761,514
West Marine, Inc.*	19,100	224,425

		2,433,989

Textiles, Apparel & Luxury Goods - 0.62%
Culp, Inc.	10,400	106,600
DGSE Cos., Inc.*Δ	14,900	65,173
Movado Group, Inc.	8,300	207,666
Oxford Industries, Inc.	5,600	250,320

		629,759

Thrifts & Mortgage Finance - 2.59%
BofI Holding, Inc.*	29,300	578,968
Doral Financial Corp.*	529,000	793,500
First Defiance Financial Corp.	11,600	198,592
First Financial Holdings, Inc.	52,800	566,016
Meta Financial Group, Inc.	4,200	83,706
Provident Financial Holdings, Inc.	16,400	189,092
United Community Financial Corp.*	9,344	27,845
ViewPoint Financial Group, Inc.	13,400	209,576

		2,647,295

Trading Companies & Distributors - 1.54%
Aceto Corp.	122,000	1,101,660
DXP Enterprises, Inc.*	11,400	472,986

		1,574,646

TOTAL COMMON STOCKS - 95.78% (Cost $87,672,632)		97,796,777

23	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

		Rate^	Shares	Value
MONEY MARKET FUND - 5.94%
BlackRock FedFund		0.01%	6,064,304	$6,064,304

TOTAL MONEY MARKET FUND - 5.94%				6,064,304

(Cost $6,064,304)
TOTAL INVESTMENTS - 101.72%				$103,861,081
(Cost $93,736,936)
Liabilities in Excess of Other Assets - (1.72%)				(1,751,470)

NET ASSETS - 100.00%				$102,109,611

* Non-income producing security.
# Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $398,700.
^ Rate disclosed as of June 30, 2012.
Δ Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+ This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $9,775,783 at June 30, 2012.
ADR - American Depositary Receipt
LLC - Limited Liability Company
Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$97,731,604	$ —	$ 65,173	$ 97,796,777
Money Market Fund	—	6,064,304	—	6,064,304

TOTAL	$97,731,604	$6,064,304	$ 65,173	$103,861,081

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2011	$ 124,650	$ 124,650
Purchases	102,841	102,841
Sales	(25,506)	(25,506)
Realized gain/(loss)[1]	(254,813)	(254,813)
Change in unrealized appreciation/ (depreciation)[2]	109,445	109,445
Transfers in3,4	8,556	8,556
Transfers out	—	—

Balance as of 06/30/2012	$ 65,173	$ 65,173

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2012[2]	$ (46,194)	$ (46,194)

1Realized gain/(loss) from Level 3 securities is included on the Statement of Operations in the Realized Gain (Loss) on Investments.

2Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statement of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

3Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

4Transfers in took place as a result of trading halts.

The security in the table above was considered a Level 3 security because it was fair valued under procedures adopted by the Board of Directors at June 30, 2012. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

See Notes to Financial Statements.

www.bridgeway.com	24

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 1.81%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-2.01%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-4.15%), the Russell Microcap Index (-1.98%), and the Russell 2000 Index (-3.47%). It was a clean sweep, and we were pleased to provide some “cushion” in a down market.

For the fiscal year ended June 30, 2012, our Fund appreciated 1.05%, outperforming each of our performance benchmarks, none of which had a positive return: our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-0.85%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-2.53%), the Russell Microcap Index (-0.54%), and the Russell 2000 Index (-2.08%). Due largely to a single year’s performance in the “junk rally” and penny stock explosion of 2009, we still trail our primary market benchmark for the longer five- and ten-year periods. We trail the “CRSP 10” index since inception by an amount smaller than our expense ratio, which means that we have reasonably captured our asset class return over the nearly fifteen-year life of our Fund, but with less risk.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	-1.81%	1.05%	-1.94%	8.53%	9.70%
CRSP Cap-Based Portfolio 10 Index	-2.01%	-0.85%	0.97%	11.61%	10.27%
Russell Microcap Index	-1.98%	-0.54%	-2.19%	5.89%	N/A
Russell 2000 Index	-3.47%	-2.08%	0.54%	7.00%	5.85%
Lipper Micro-Cap Stock Funds Index	-4.15%	-2.53%	-0.78%	6.47%	6.34%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,131 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Ultra-Small Company Market Fund ranked 18th of 76 micro-cap funds for the twelve months ending June 30, 2012, 41st of 60 over the last five years, 9th of 42 over the last ten years, and 7th of 22 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

25	Annual Report | June 30, 2012

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*,

Russell 2000 Index & Lipper Micro-Cap Stock Funds Index      from Inception 7/31/97 to 6/30/12

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance:

The Short Version:    Ultra-small stocks performed better than any other size stocks for the quarter, with Consumer Staples and Financial stocks leading the way.

Since we are committed to investing long term in smaller stocks than the vast majority of small-cap mutual funds, a primary determinant of our performance relative to most other funds is the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in a representative sample of ultra-small stocks. As shown in the table below, even though the returns were negative in all deciles, we had a nice tailwind to ride in the quarter ended June 30, 2012 as the 10th decile outperformed all other size stocks. As would be true in a majority of market declines, and indeed in all six calendar year bear markets for ultra-small stocks since the Fund’s inception, our sidestepping models helped provide some “cushion.”

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	86.5 Years

1 (ultra-large)	-2.27%	7.66%	0.49%	4.81%	9.09%
2	-4.61%	-0.15%	0.68%	8.05%	10.39%
3	-6.33%	-4.40%	0.89%	8.12%	10.77%
4	-6.85%	-3.88%	2.02%	8.92%	10.73%
5	-5.81%	-6.10%	2.84%	9.84%	11.27%
6	-5.24%	-1.48%	1.77%	8.45%	11.25%
7	-4.02%	-1.88%	3.09%	9.34%	11.25%
8	-5.21%	-2.22%	2.93%	9.96%	11.45%
9	-4.13%	-2.88%	1.61%	8.31%	11.46%
10 (ultra-small)	-2.01%	-0.85%	0.97%	11.61%	13.02%

[1]

Performance figures are as of the period ended June 30, 2012. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	26

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund’s sector allocation was very much in line with the Index for the period, with only two sectors differing as much as one percent. Consumer Staples and Financials were the only sectors that produced positive overall returns in the ultra-small universe for the quarter.

Detailed Explanation of Fiscal Year Performance

The Short Version:  Ultra-small stocks showed off their diversifying advantages in the recent fiscal year. The Financials sector comprised 26% of Fund net assets at fiscal year end and added the most to Fund performance for the fiscal year.

For the fiscal year ended June 30, 2012, ultra-small stocks outperformed all deciles, with the exception of the 1st and 2nd deciles — demonstrating some of the nice diversifying characteristics of ultra-small stocks. It’s interesting to think about the dynamics of this. Investors flocked to the perceived safety of ultra-large stocks — no surprise. But why did ultra-small stocks not experience the relative pounding of mid- and small-cap stocks? We believe they are generally “off the radar screen” of large institutions that make big shifts in asset allocation, such as happened significantly during our fiscal year. Generally, ultra-small stocks are more — not less — risky than small- and mid-cap stocks. Yet sometimes they are “left alone” in downturns (declining less), adding significant diversification to a multi-asset class portfolio. This we know well from history. The exact reason for this statistical diversification is harder to pinpoint. In fairness, our diversifying aspects work both ways, sometimes helping, sometimes hurting absolute Fund performance. But our conservative “side-stepping models” have done a great job of providing some cushion for our asset class in downturns.

This size effect in the fiscal year helped our performance a great deal in comparison to other small-cap and mid-cap funds. Much like the quarter, the Fund’s sector allocation was right on target with the index; no sector differed by even one percent. The Financials sector was the strongest performing sector for the fiscal year, adding three percent to the Fund’s return, even though no financial stocks were among our best performers for the year.

Top Ten Holdings as of June 30, 2012

Rank Description		Industry	% of Net Assets

1	Federal Agricultural Mortgage Corp.	Thrifts & Mortgage Finance	0.9%
2	AEP Industries, Inc.	Containers & Packaging	0.8%
3	Susser Holdings Corp.	Food & Staples Retailing	0.6%
4	Mitcham Industries, Inc.	Energy Equipment & Services	0.6%
5	Famous Dave’s of America, Inc.	Hotels, Restaurants & Leisure	0.6%
6	Spartan Motors, Inc.	Auto Components	0.6%
7	Metropolitan Health Networks, Inc.	Health Care Providers & Services	0.6%
8	AuthenTec, Inc.	Semiconductors & Semiconductor Equipment	0.6%
9	Intersections, Inc.	Commercial Services & Supplies	0.6%
10	Lifeway Foods, Inc.	Food Products	0.5%

	Total		6.4%

27	Annual Report | June 30, 2012

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	15.9%	15.2%	0.7%
Consumer Staples	3.7%	3.0%	0.7%
Energy	5.5%	5.7%	-0.2%
Financials	26.0%	25.1%	0.9%
Health Care	17.6%	18.2%	-0.6%
Industrials	11.7%	11.8%	-0.1%
Information Technology	14.6%	15.3%	-0.7%
Materials	2.9%	2.8%	0.1%
Telecommunication Services	1.0%	1.4%	-0.4%
Utilities	1.0%	1.5%	-0.5%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management.  These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	28

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 99.34%
Aerospace & Defense - 1.03%
Astronics Corp.*	22,700	$ 641,048
Astronics Corp., Class B*+	2,270	60,200
Ducommun, Inc.*	25,300	248,193
GenCorp, Inc.*	66,700	434,217
Innovative Solutions & Support, Inc.*	63,454	208,764
KEYW Holding Corp. (The)*+	90,100	904,604
Sparton Corp.*	63,300	626,670

		3,123,696

Air Freight & Logistics - 0.54%
Park-Ohio Holdings Corp.*	46,000	875,380
XPO Logistics, Inc.*	44,800	752,640

		1,628,020

Airlines - 0.11%
Republic Airways Holdings, Inc.*	62,204	345,232

Auto Components - 0.99%
Shiloh Industries, Inc.	39,600	455,400
SORL Auto Parts, Inc.*+	109,900	264,859
Spartan Motors, Inc.	334,600	1,753,304
Strattec Security Corp.	24,100	507,064

		2,980,627

Automobiles - 0.11%
Kandi Technolgies Corp.*+	103,000	318,270

Beverages - 0.24%
Craft Brew Alliance, Inc.*	89,100	728,838

Biotechnology - 6.42%
ACADIA Pharmaceuticals, Inc.*	188,000	330,880
ADVENTRX Pharmaceuticals, Inc.*	25,000	12,750
Affymax, Inc.*	15,140	195,003
Amicus Therapeutics, Inc.*+	115,991	637,951
Anacor Pharmaceuticals, Inc.*+	85,300	553,597
ArQule, Inc.*	131,300	778,609
Array BioPharma, Inc.*	152,400	528,828
Astex Pharmaceuticals*	274,600	573,914
BioCryst Pharmaceuticals, Inc.*	155,700	619,686
Biosante Pharmaceuticals, Inc.*	20,200	51,510
BioSpecifics Technologies Corp.*+	22,500	422,550
Biotime, Inc.*+	121,100	557,060

Industry Company	Shares	Value

Biotechnology (continued)
Celldex Therapeutics, Inc.*	71,400	$ 370,566
Codexis, Inc.*	140,100	523,974
Curis, Inc.*+	247,600	1,337,040
Cytokinetics, Inc.*	321,800	206,113
Cytori Therapeutics, Inc.*+	183,300	494,910
Dusa Pharmaceuticals, Inc.*	181,000	944,820
Dyax Corp.*	194,000	413,220
Geron Corp.*	298,900	514,108
Infinity Pharmaceuticals, Inc.*+	56,200	762,072
Maxygen, Inc.*	49,850	297,106
Myrexis, Inc.*	98,700	257,607
Nabi Biopharmaceuticals*	107,400	169,692
Nanosphere, Inc.*	113,300	249,260
Novavax, Inc.*+	315,900	492,804
Oncothyreon, Inc.*+	124,300	581,724
Orexigen Therapeutics, Inc.*	75,000	415,500
Osiris Therapeutics, Inc.*+	80,200	879,794
PharmAthene, Inc.*+	153,826	213,818
Progenics Pharmaceuticals, Inc.*	72,400	708,072
Repligen Corp.*	99,100	426,130
Sangamo Biosciences, Inc.*+	89,158	492,152
Sciclone Pharmaceuticals, Inc.*	124,307	871,392
SIGA Technologies, Inc.*+	139,700	400,939
Synta Pharmaceuticals Corp.*+	142,500	779,475
Targacept, Inc.*	8,401	36,124
Trius Therapeutics, Inc.*+	46,700	268,992
Vanda Pharmaceuticals, Inc.*	70,000	308,000
XOMA Corp.*	120,000	360,000
Zalicus, Inc.*+	313,021	375,625

		19,413,367

Building Products - 0.56%
American Woodmark Corp.*	26,100	446,310
Builders FirstSource, Inc.*	173,300	821,442
Insteel Industries, Inc.	25,700	286,555
NCI Building Systems, Inc.*	3,608	39,074
US Home Systems, Inc.	10,025	101,754

		1,695,135

Capital Markets - 3.59%
Arlington Asset Investment Corp., Class A+	19,800	429,858
Calamos Asset Management, Inc., Class A	21,400	245,030

29	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Diamond Hill Investment Group, Inc.	5,600	$438,424
Edelman Financial Group, Inc.	51,000	443,700
FBR & Co.*	123,300	341,541
Firstcity Financial Corp.*	18,842	162,983
Gladstone Capital Corp.+	76,600	604,374
Gladstone Investment Corp.	56,400	416,796
Gleacher & Co., Inc.*	98,392	78,714
Harris & Harris Group, Inc.*	96,800	367,840
HFF, Inc., Class A*	46,300	645,422
JMP Group, Inc.	81,100	501,198
Kohlberg Capital Corp.+	93,900	681,714
Ladenburg Thalmann Financial Services, Inc.*	493,000	759,220
Medallion Financial Corp.	86,711	920,871
Medley Capital Corp.	56,800	683,872
NGP Capital Resources Co.	70,400	498,432
Oppenheimer Holdings, Inc., Class A	19,300	303,396
Pzena Investment Management, Inc., Class A	52,800	233,904
SWS Group, Inc.*	83,000	442,390
TICC Capital Corp.	82,300	798,310
Westwood Holdings Group, Inc.	23,025	857,911

		10,855,900

Chemicals - 0.86%
Chase Corp.+	27,800	366,960
Core Molding Technologies, Inc.*	18,600	153,264
KMG Chemicals, Inc.	58,800	1,133,664
Landec Corp.*	109,200	934,752

		2,588,640

Commercial Banks - 12.03%
1st United Bancorp, Inc.*	58,900	365,769
Alliance Financial Corp.	25,000	858,500
American National Bankshares, Inc.	29,700	699,732
American River Bankshares*	37,800	275,184
Ameris Bancorp*	82,853	1,043,948
Arrow Financial Corp.+	16,686	403,301
Bancorp, Inc. (The)*	36,600	345,870
Bank of Commerce Holdings	41,100	167,688
Bank of Kentucky Financial Corp.	9,000	239,760
Bar Harbor Bankshares	6,000	216,000

Industry Company	Shares	Value

Commercial Banks (continued)
Berkshire Bancorp, Inc.*	34,000	$299,200
Bridge Bancorp, Inc.	25,400	599,186
Bryn Mawr Bank Corp.	41,724	879,125
C&F Financial Corp.+	6,300	253,008
Camden National Corp.	11,800	432,116
Capital City Bank Group, Inc.+	33,490	246,821
Center Bancorp, Inc.+	72,217	812,441
Centerstate Banks, Inc.	40,866	292,192
Century Bancorp, Inc., Class A	23,272	691,876
Citizens Holding Co.	20,670	387,976
CNB Financial Corp.	40,800	665,448
CoBiz Financial, Inc.	155,800	975,308
Enterprise Financial Services Corp.	85,700	939,272
Farmers Capital Bank Corp.*	67,149	441,169
Financial Institutions, Inc.	17,600	297,088
First Bancorp	30,000	266,700
First Bancorp, Inc.	33,300	566,100
First California Financial Group, Inc.*	98,100	674,928
First Community Bancshares, Inc.	35,000	505,050
First Connecticut Bancorp, Inc.+	36,400	491,400
First Merchants Corp.	36,711	457,419
First South Bancorp, Inc.*	14,300	57,915
German American Bancorp, Inc.+	39,500	809,750
Great Southern Bancorp, Inc.	17,161	473,300
Guaranty Bancorp*	204,200	430,862
Hampton Roads Bankshares, Inc.*+	85,300	92,977
Heritage Commerce Corp.*+	70,000	455,000
Heritage Financial Corp.	39,260	575,159
Intervest Bancshares Corp., Class A*	78,212	299,552
Lakeland Bancorp, Inc.	86,115	905,930
LNB Bancorp, Inc.	20,000	131,600
Macatawa Bank Corp.*	51,500	175,615
MainSource Financial Group, Inc.	40,500	479,115
Mercantile Bank Corp.*	25,000	461,250
Merchants Bancshares, Inc.	27,800	765,890
Metro Bancorp, Inc.*	40,600	488,418
MetroCorp Bancshares, Inc.*	16,607	177,197

www.bridgeway.com	30

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
MidSouth Bancorp, Inc.	35,900	$ 505,472
MidWestOne Financial Group, Inc.+	69,500	1,494,250
National Bankshares, Inc.+	14,300	430,716
NewBridge Bancorp*	28,287	123,897
Northrim BanCorp, Inc.	33,300	715,617
Ohio Valley Banc Corp.	19,500	381,225
OmniAmerican Bancorp, Inc.*	26,300	563,609
Pacific Continental Corp.	51,611	457,790
Park Sterling Corp.*	116,900	550,599
Peapack Gladstone Financial Corp.+	39,130	606,906
Penns Woods Bancorp, Inc.+	16,400	652,884
Peoples Bancorp, Inc.	28,400	624,232
Preferred Bank*+	33,120	442,483
QCR Holdings, Inc.	13,200	172,920
Republic First Bancorp, Inc.*	60,000	125,400
Seacoast Banking Corp. of Florida*	194,064	293,037
Shore Bancshares, Inc.	42,600	253,044
Sierra Bancorp	42,900	424,710
Southwest Bancorp, Inc.*	70,900	667,169
Sterling Bancorp	10,000	99,800
Suffolk Bancorp*	27,000	350,190
Taylor Capital Group, Inc.*+	25,908	424,632
Trico Bancshares	21,200	326,480
Univest Corp. of Pennsylvania	24,300	401,679
Virginia Commerce Bancorp, Inc.*	153,159	1,291,130
Washington Banking Co.	71,900	999,410
West Bancorporation, Inc.	27,100	257,721
Yadkin Valley Financial Corp.*	64,200	170,130

		36,376,237

Commercial Services & Supplies - 2.21%
A.T. Cross Co., Class A*	26,000	256,620
Acorn Energy, Inc.+	16,600	138,112
American Reprographics Co.*	73,300	368,699
Asset Acceptance Capital Corp.*	100,000	680,000
Asta Funding, Inc.	142,300	1,333,351
Casella Waste Systems, Inc., Class A*	115,700	676,845
Ceco Environmental Corp.	42,600	336,540
Courier Corp.	25,000	331,250

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Intersections, Inc.	106,184	$1,683,016
Kimball International, Inc., Class B	56,100	431,970
Metalico, Inc.*	110,800	243,760
TRC Cos., Inc.*	35,000	212,800

		6,692,963

Communications Equipment - 2.63%
Aviat Networks, Inc.*	221,000	618,800
Bel Fuse, Inc., Class B	25,100	442,011
CalAmp Corp.*	101,200	741,796
Communications Systems, Inc.	51,000	569,670
Emcore Corp.*+	97,127	429,301
Globecomm Systems, Inc.*	137,400	1,393,236
KVH Industries, Inc.*	60,410	755,125
Meru Networks, Inc.*	4,950	8,663
Network Engines, Inc.*	55,500	78,255
Numerex Corp., Class A*+	30,000	279,000
Opnext, Inc.*	60,000	75,600
PC-Tel, Inc.	85,600	553,832
Symmetricom, Inc.*	56,300	337,237
Telestone Technologies Corp.*+	94,100	160,911
Telular Corp.	57,900	534,996
Tessco Technologies, Inc.	23,500	518,175
Westell Technologies, Inc., Class A*	198,000	471,240

		7,967,848

Computers & Peripherals - 0.85%
Concurrent Computer Corp.*	105,300	436,995
Datalink Corp.*	54,800	523,340
Dot Hill Systems Corp.*	263,300	300,162
Immersion Corp.*	87,400	492,062
Novatel Wireless, Inc.*	146,800	365,532
Rimage Corp.	5,000	40,000
Transact Technologies, Inc.*	32,821	253,050
USA Technologies, Inc.*+	111,400	160,416

		2,571,557

Construction & Engineering - 0.94%
Argan, Inc.	44,700	624,906
Furmanite Corp.*	75,400	366,444
Michael Baker Corp.*	24,900	649,641
Orion Marine Group, Inc.*	63,300	440,568

31	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Construction & Engineering (continued)
Sterling Construction Co., Inc.*	73,300	$ 749,126

		2,830,685

Construction Materials - 0.08%
United States Lime & Minerals, Inc.*	5,300	247,351

Consumer Finance - 0.18%
CompuCredit Holdings Corp.*	65,000	235,300
First Marblehead Corp. (The)*	125,600	146,952
White River Capital, Inc.	7,000	157,710

		539,962

Containers & Packaging - 0.85%
AEP Industries, Inc.*	58,800	2,560,740

Distributors - 0.08%
Amcon Distributing Co.+	1,000	55,390
VOXX International Corp.*	20,001	186,409

		241,799

Diversified Consumer Services - 0.79%
Cambium Learning Group, Inc.*	58,715	55,779
Carriage Services, Inc.	81,100	674,752
Collectors Universe	69,460	1,019,673
Learning Tree International, Inc.*	38,500	168,245
Mac-Gray Corp.	33,300	469,197

		2,387,646

Diversified Financial Services - 0.47%
Gain Capital Holdings, Inc.+	61,700	307,883
Life Partners Holdings, Inc.	8,000	17,040
Marlin Business Services Corp.	28,300	463,837
Resource America, Inc., Class A	100,700	642,466

		1,431,226

Diversified Telecommunication Services - 0.96%
Hawaiian Telcom Holdco, Inc.*+	23,686	462,114
HickoryTech Corp.	43,495	483,230
IDT Corp., Class B	48,667	477,423
ORBCOMM, Inc.*	101,000	329,260
Otelco, Inc.+	28,600	206,206

Industry Company	Shares	Value

Diversified Telecommunication Services (continued)
Primus Telecommunications Group, Inc.+	35,000	$ 544,950
Warwick Valley Telephone Co.	30,200	398,036

		2,901,219

Electrical Equipment - 0.53%
Coleman Cable, Inc.	77,000	669,130
LSI Industries, Inc.	70,500	501,960
Magnetek, Inc.*	10,000	154,400
Ocean Power Technologies, Inc.*+	38,000	79,040
PowerSecure International, Inc.*	7,100	35,358
SL Industries, Inc.*	13,200	174,108

		1,613,996

Electronic Equipment, Instruments & Components - 2.55%
Agilysys, Inc.*	60,100	521,067
Clearfield, Inc.*	57,000	274,170
Document Security Systems, Inc.*+	51,700	207,317
Echelon Corp.*	64,000	222,720
eMagin Corp.*	56,300	173,967
ID Systems, Inc.*	45,000	197,100
Identive Group, Inc.*	366,197	342,907
IEC Electronics Corp.*+	64,500	392,160
Iteris, Inc.*	126,700	169,778
Key Tronic Corp.*	24,200	199,408
LeCroy Corp.*	56,000	798,560
LoJack Corp.*	44,100	133,182
Mesa Laboratories, Inc.+	6,200	288,238
Netlist, Inc.*	63,100	142,606
PAR Technology Corp.*	17,800	87,754
PC Connection, Inc.	30,000	318,600
PC Mall, Inc.*	74,200	401,422
Pulse Electronics Corp.	109,800	216,306
RadiSys Corp.*	72,200	453,416
Richardson Electronics, Ltd.	52,011	641,295
SMTC Corp.*+	154,300	504,561
Vishay Precision Group, Inc.*	23,567	328,760
Zygo Corp.*	39,200	700,112

		7,715,406

Energy Equipment & Services - 2.11%
Bolt Technology Corp.	63,763	957,083
Dawson Geophysical Co.*	30,000	714,600
ENGlobal Corp.*	118,761	178,142

www.bridgeway.com	32

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Forbes Energy Services, Ltd.*	99,000	$ 465,300
GreenHunter Energy, Inc.*+	74,000	150,960
Mitcham Industries, Inc.*	104,700	1,776,759
Natural Gas Services Group, Inc.*	36,400	539,448
TGC Industries, Inc.*	122,850	1,192,873
Union Drilling, Inc.*	88,300	395,584

		6,370,749

Food & Staples Retailing - 1.14%
Arden Group, Inc., Class A	5,500	479,655
Ingles Markets, Inc., Class A	21,200	339,836
Susser Holdings Corp.*	48,900	1,817,613
Village Super Market, Inc.,
Class A	24,600	801,468

		3,438,572

Food Products - 1.54%
Alico, Inc.	21,000	641,340
Griffin Land & Nurseries, Inc.	19,300	540,207
John B. Sanfilippo & Son, Inc.*	33,900	605,115
Lifeway Foods, Inc.+	156,302	1,620,852
Limoneira Co.+	18,900	306,558
Omega Protein Corp.*	72,900	536,544
Overhill Farms, Inc.*	102,100	400,232

		4,650,848

Gas Utilities - 0.16%
Chesapeake Utilities Corp.	7,600	332,272
Gas Natural, Inc.	15,900	160,590

		492,862

Health Care Equipment & Supplies - 4.10%
Alphatec Holdings, Inc.*	164,740	303,122
Anika Therapeutics, Inc.*	98,639	1,340,504
Antares Pharma, Inc.*+	197,000	717,080
AtriCure, Inc.*	133,200	1,280,052
Bacterin International Holdings, Inc.*	5,601	7,505
Cardica, Inc.*	30,000	56,400
Cardiovascular Systems, Inc.*+	33,900	331,881
Cerus Corp.*+	193,304	641,769
CryoLife, Inc.*	107,270	561,022
Cutera, Inc.*	43,000	309,385
DynaVox, Inc., Class A*	28,330	31,730
Hansen Medical, Inc.*+	170,000	385,900
IRIS International, Inc.*	44,100	498,330

Industry Company	Shares	Value

Health Care Equipment & Supplies (continued)
LeMaitre Vascular, Inc.	50,000	$ 300,000
Medical Action Industries, Inc.*	47,700	165,996
Palomar Medical Technologies, Inc.*	40,600	345,100
Rockwell Medical Technologies, Inc.*+	72,100	671,251
RTI Biologics, Inc.*	125,000	470,000
Solta Medical, Inc.*	158,400	464,112
Spectranetics Corp.*	29,948	342,006
Theragenics Corp.*	211,800	425,718
TranS1, Inc.*	129,500	321,160
Utah Medical Products, Inc.	44,900	1,505,497
Vascular Solutions, Inc.*	49,300	619,208
Young Innovations, Inc.	9,000	310,410

		12,405,138

Health Care Providers & Services - 3.56%
Almost Family, Inc.*	11,600	259,144
AMN Healthcare Services, Inc.*	72,300	428,739
Capital Senior Living Corp.*	96,000	1,017,600
CardioNet, Inc.*	131,100	266,133
Chindex International, Inc.*	71,200	697,760
Cross Country Healthcare, Inc.*	58,700	256,519
Five Star Quality Care, Inc.*	121,600	373,312
Medcath Corp.*	43,400	324,198
Metropolitan Health Networks, Inc.*	179,272	1,715,633
National Research Corp.	13,500	706,725
PDI, Inc.*	70,200	578,448
Providence Service Corp. (The)*	115,200	1,579,392
RadNet, Inc.*	246,800	656,488
Skilled Healthcare Group, Inc., Class A*	75,300	472,884
Sun Healthcare Group, Inc.*	63,400	530,658
U.S. Physical Therapy, Inc.	35,483	902,333

		10,765,966

Hotels, Restaurants & Leisure - 3.80%
Benihana, Inc.	26,200	422,082
Bluegreen Corp.*+	57,203	283,727
Caribou Coffee Co., Inc.*	33,600	433,776
Carrols Restaurant Group, Inc.*	43,100	256,014
Dover Downs Gaming & Entertainment, Inc.	154,617	465,397
Einstein Noah Restaurant Group, Inc.	31,550	554,018

33	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Famous Dave’s of America, Inc.*	158,800	$ 1,754,740
Fiesta Restaurant Group, Inc.*	43,100	570,213
Frisch’s Restaurants, Inc.	16,000	453,440
Full House Resorts, Inc.*	60,700	174,209
Gaming Partners International Corp.	56,300	345,119
Isle of Capri Casinos, Inc.*	62,500	385,625
Jamba, Inc.*	153,314	300,496
Kona Grill, Inc.*	67,500	608,850
Lakes Entertainment, Inc.*	80,000	232,000
Luby’s, Inc.*	73,600	493,120
Monarch Casino & Resort, Inc.*	48,685	444,981
Morgans Hotel Group Co.*	84,300	396,210
MTR Gaming Group, Inc.*	90,700	430,825
Multimedia Games Holding Co., Inc.*	57,700	807,800
Nathan’s Famous, Inc.*+	12,000	354,000
Nevada Gold & Casinos, Inc.*	120,000	138,000
Premier Exhibitions, Inc.*+	142,500	384,750
Town Sports International Holdings, Inc.*	61,087	811,846

		11,501,238

Household Durables - 1.63%
Bassett Furniture Industries, Inc.	74,200	765,002
CSS Industries, Inc.	15,700	322,635
Emerson Radio Corp.*	114,300	232,029
Furniture Brands International, Inc.*	284,100	352,284
Hooker Furniture Corp.	51,900	611,901
Kid Brands, Inc.*	80,300	160,600
Lifetime Brands, Inc.	63,300	789,351
Sealy Corp.*+	242,600	448,810
Zagg, Inc.*+	114,300	1,247,013

		4,929,625

Household Products - 0.14%
Oil-Dri Corp. of America	19,800	433,620

Independent Power Producers & Energy Traders - 0.31%
American DG Energy, Inc.*+	105,800	240,166
Genie Energy, Ltd., Class B	48,667	378,142
Synthesis Energy Systems, Inc.*	272,471	332,415

		950,723

Industry Company	Shares	Value

Insurance - 1.56%
Crawford & Co., Class B	84,600	$ 346,014
First Acceptance Corp.*	111,700	149,678
Hallmark Financial Services, Inc.*	51,800	404,040
Homeowners Choice, Inc.	12,000	211,200
Independence Holding Co.+	65,670	646,849
Investors Title Co.+	3,500	199,255
Meadowbrook Insurance Group, Inc.	95,200	836,808
SeaBright Holdings, Inc.	69,100	614,299
Stewart Information Services Corp.	39,594	607,768
Universal Insurance Holdings, Inc.	205,200	699,732

		4,715,643

Internet & Catalog Retail - 0.56%
1-800-Flowers.com, Inc., Class A*	170,000	593,300
Gaiam, Inc., Class A*	38,200	148,980
Geeknet, Inc.*	7,408	146,826
US Auto Parts Network, Inc.*	100,900	421,762
ValueVision Media, Inc., Class A*	176,286	366,675

		1,677,543

Internet Software & Services - 1.54%
Globalscape, Inc.*	59,700	119,400
Ipass, Inc.*	155,000	368,900
Keynote Systems, Inc.	44,400	659,340
Marchex, Inc., Class B	140,400	506,844
MeetMe, Inc.*+	33,989	79,874
Spark Networks, Inc.*+	64,800	334,368
Support.com, Inc.*	336,745	1,074,217
TechTarget, Inc.*	96,350	485,604
TheStreet, Inc.	149,700	224,550
Unwired Planet, Inc.*	223,900	514,970
Zix Corp.*	112,782	293,233

		4,661,300

IT Services - 1.56%
Analysts International Corp.*	18,500	78,070
Computer Task Group, Inc.*	92,400	1,385,076
Dynamics Research Corp.*	39,458	229,251
Edgewater Technology, Inc.*	39,200	152,488
Hackett Group, Inc. (The)*	138,789	773,055
Information Services Group, Inc.*	96,600	124,614

www.bridgeway.com	34

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Innodata, Inc.*+	50,000	$ 342,000
Lionbridge Technologies, Inc.*	116,595	367,274
Mattersight Corp.*+	30,000	239,400
ModusLink Global Solutions, Inc.*	105,800	316,342
NCI, Inc., Class A*	2,630	10,652
Online Resources Corp.*	127,028	308,678
PRGX Global, Inc.*	50,000	397,500

		4,724,400

Leisure Equipment & Products - 1.05%
Arctic Cat, Inc.*	28,900	1,056,584
Johnson Outdoors, Inc., Class A*	34,800	716,880
LeapFrog Enterprises, Inc.*	97,000	995,220
Marine Products Corp.+	66,400	403,712

		3,172,396

Life Sciences Tools & Services - 1.45%
Albany Molecular Research, Inc.*	103,100	262,905
BioClinica, Inc.*	77,100	372,393
Cambrex Corp.*	104,100	979,581
Complete Genomics, Inc.*+	80,381	149,509
Enzo Biochem, Inc.*	191,700	320,139
Furiex Pharmaceuticals, Inc.*	21,200	444,140
Harvard Bioscience, Inc.*	162,817	613,820
Medtox Scientific, Inc.*	29,000	781,840
Pacific Biosciences of
California, Inc.*	213,800	463,946

		4,388,273

Machinery - 3.13%
Alamo Group, Inc.	19,875	623,479
Ampco-Pittsburgh Corp.	26,600	487,578
Energy Recovery, Inc.*	66,700	160,080
Flow International Corp.*	185,551	584,485
Graham Corp.	59,500	1,107,890
Greenbrier Cos., Inc.*	43,600	766,488
Hardinge, Inc.	31,300	284,830
Hurco Cos., Inc.*	60,234	1,234,195
Key Technology, Inc.*	17,600	176,000
L.S. Starrett Co., Class A (The)	29,200	337,844
Lydall, Inc.*	74,200	1,003,184
Met-Pro Corp.	40,200	370,242
Miller Industries, Inc.	28,400	452,412
NN, Inc.*	83,800	855,598
PMFG, Inc.*+	30,000	234,300

Industry Company	Shares	Value

Machinery (continued)
Tecumseh Products Co., Class A*	7,600	$38,380
Twin Disc, Inc.+	29,600	547,304
Xerium Technologies, Inc.*+	73,500	213,150

		9,477,439

Marine - 0.07%
International Shipholding Corp.	11,103	209,403

Media - 2.56%
AH Belo Corp., Class A	47,100	189,342
Ballantyne Strong, Inc.*	45,500	271,635
Carmike Cinemas, Inc.*	51,800	758,870
Dex One Corp.*+	222,700	208,224
Entercom Communications Corp., Class A*	10,200	61,404
Entravision Communications Corp., Class A	297,200	359,612
Fisher Communications, Inc.*	25,200	753,732
Gray Television, Inc.*	163,600	240,492
Journal Communications, Inc., Class A*	127,200	656,352
LIN TV Corp., Class A*	103,495	312,555
Martha Stewart Living Omnimedia, Class A	90,200	306,680
McClatchy Co., Class A (The)*	173,000	380,600
Media General, Inc., Class A*+	130,611	602,117
Navarre Corp.*	271,200	431,208
Nexstar Broadcasting Group, Inc., Class A*	41,400	279,036
Outdoor Channel Holdings, Inc.	67,100	490,501
Radio One, Inc., Class D*	100,000	93,800
ReachLocal, Inc.*	34,069	374,759
Rentrak Corp.*	11,809	243,856
Saga Communications, Inc., Class A*	14,604	541,954
SuperMedia, Inc.*+	79,300	198,250

		7,754,979

Metals & Mining - 0.64%
Friedman Industries, Inc.	67,000	681,390
Great Northern Iron Ore Properties+	7,700	581,889
Mines Management, Inc.*	6,200	8,370
Paramount Gold & Silver Corp.*+	55,840	134,016
Synalloy Corp.	19,400	221,160

35	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
Universal Stainless & Alloy*	7,428	$ 305,291

		1,932,116

Multiline Retail - 0.43%
Bon-Ton Stores, Inc. (The)+	45,950	358,870
Duckwall-ALCO Stores, Inc.*	7,000	61,180
Tuesday Morning Corp.*	205,500	881,595

		1,301,645

Oil, Gas & Consumable Fuels - 3.40%
Adams Resources & Energy, Inc.	22,300	934,816
Callon Petroleum Co.*	179,700	765,522
CREDO Petroleum Corp.*	13,300	192,451
Crimson Exploration, Inc.*	185,300	850,527
Double Eagle Petroleum Co.*	77,200	338,136
Gevo, Inc.*+	32,859	163,309
Halcon Resources Corp.*+	94,067	887,992
HKN, Inc.*	44,134	104,598
Miller Energy Resources, Inc.*+	193,800	969,000
Panhandle Oil & Gas, Inc., Class A	13,797	415,842
PostRock Energy Corp.*	73,500	116,865
Pyramid Oil Co.*	69,800	318,986
REX American Resources Corp.*	66,249	1,293,180
Saratoga Resources, Inc.*+	80,100	470,988
Synergy Resources Corp.*	80,000	246,400
Uranerz Energy Corp.*+	74,000	107,300
USEC, Inc.*+	400,000	396,000
Verenium Corp.*+	78,800	246,644
Voyager Oil & Gas, Inc.*	141,100	248,336
Warren Resources, Inc.*	118,700	284,880
Westmoreland Coal Co.*+	59,675	480,384
ZaZa Energy Corp.*+	71,900	324,988
Zion Oil & Gas, Inc.*+	81,200	127,484

		10,284,628

Paper & Forest Products - 0.43%
Mercer International, Inc.*	64,400	367,724
Neenah Paper, Inc.	30,000	800,700
Orient Paper, Inc.+	50,500	132,310

		1,300,734

Personal Products - 0.62%
CCA Industries, Inc.	14,100	54,990
Female Health Co. (The)+	43,200	253,584

Industry Company	Shares	Value

Personal Products (continued)
Natural Alternatives International, Inc.*	17,500	$ 134,575
Nutraceutical International Corp.*	35,800	545,950
Physicians Formula Holdings, Inc.*	93,000	324,570
Schiff Nutrition International, Inc.*	31,658	568,261

		1,881,930

Pharmaceuticals - 2.01%
Cumberland Pharmaceuticals, Inc.*	81,900	529,074
Depomed, Inc.*	93,300	530,877
Lannett Co., Inc.*	83,020	352,005
Novabay Pharmaceuticals, Inc.*+	121,500	153,090
Obagi Medical Products, Inc.*	56,000	855,120
Omeros Corp.*+	77,400	774,000
Pain Therapeutics, Inc.*	120,299	564,202
Pernix Therapeutics Holdings*	4,086	29,787
Pozen, Inc.*	76,400	476,736
Sucampo Pharmaceuticals, Inc., Class A*	104,000	731,120
Transcept Pharmaceuticals, Inc.*+	44,100	273,420
XenoPort, Inc.*+	65,100	393,204
Zogenix, Inc.*+	161,300	400,024

		6,062,659

Professional Services - 1.50%
Barrett Business Services, Inc.	31,600	668,024
CDI Corp.	41,701	683,896
CRA International, Inc.*	27,200	399,568
GP Strategies Corp.*	76,500	1,412,955
Hill International, Inc.*	94,400	302,080
Hudson Global, Inc.*	59,700	248,949
On Assignment, Inc.*	34,036	543,215
VSE Corp.	11,100	264,069

		4,522,756

Real Estate Management & Development - 1.01%
AV Homes, Inc.*	52,800	769,824
Consolidated-Tomoka Land Co.+	30,649	882,078
Stratus Properties, Inc.*	32,500	292,500

www.bridgeway.com	36

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Real Estate Management & Development (continued)
Thomas Properties Group, Inc.	203,400	$1,106,496

		3,050,898

Road & Rail - 0.30%
Universal Truckload Services, Inc.	30,700	464,338
USA Truck, Inc.*	40,061	188,687
YRC Worldwide, Inc.*+	36,800	259,072

		912,097

Semiconductors & Semiconductor Equipment - 3.24%
Amtech Systems, Inc.*+	57,500	216,200
AuthenTec, Inc.*+	394,200	1,706,886
AXT, Inc.*	80,000	316,000
DSP Group, Inc.*	81,300	515,442
FSI International, Inc.*	125,400	450,186
GSI Technology, Inc.*	201,417	954,716
Integrated Silicon Solution, Inc.*	77,641	783,398
Mattson Technology, Inc.*	125,900	220,325
MaxLinear, Inc., Class A*	65,100	322,896
PDF Solutions, Inc.*	103,400	1,020,558
Pericom Semiconductor Corp.*	50,772	456,948
Photronics, Inc.*	81,070	494,527
Pixelworks, Inc.*	58,900	142,538
PLX Technology, Inc.*	78,900	501,015
QuickLogic Corp.*+	127,100	319,021
Ramtron International Corp.*	98,900	298,678
Rudolph Technologies, Inc.*	52,600	458,672
SemiLEDs Corp.*	90,000	278,100
Ultra Clean Holdings*	53,500	344,005

		9,800,111

Software - 2.13%
American Software, Inc., Class A	60,700	482,565
Callidus Software, Inc.*+	109,200	543,816
Cinedigm Digital Cinema Corp., Class A*	100,000	150,000
Digimarc Corp.	23,100	592,746
ePlus, Inc.*	19,559	632,733
FalconStor Software, Inc.*	132,700	346,347
Glu Mobile, Inc.*#	140,500	779,775
Guidance Software, Inc.*	63,000	599,130
Pervasive Software, Inc.*	40,000	299,600
PROS Holdings, Inc.*	26,900	452,458
QAD, Inc., Class A	30,800	437,976
QAD, Inc., Class B	7,700	104,797
Rosetta Stone, Inc.*+	41,400	572,976

Industry Company	Shares	Value

Software (continued)
Smith Micro Software, Inc.*	64,300	$ 118,312
TeleCommunication Systems, Inc., Class A*	271,434	333,864

		6,447,095

Specialty Retail - 2.45%
America’s Car-Mart, Inc.*	22,500	874,125
Big 5 Sporting Goods Corp.	43,400	328,104
Build-A-Bear Workshop, Inc.*	59,500	284,410
Casual Male Retail Group, Inc.*	163,100	592,053
Cost Plus, Inc.*	44,800	985,600
Haverty Furniture Cos., Inc.	53,219	594,456
MarineMax, Inc.*	68,200	648,582
New York & Co., Inc.*	156,100	543,228
Pacific Sunwear of California, Inc.*	118,249	216,396
TravelCenters of America LLC*	76,200	386,334
West Marine, Inc.*	72,200	848,350
Winmark Corp.+	10,200	597,210
Zale Corp.*	190,200	511,638

		7,410,486

Textiles, Apparel & Luxury Goods - 1.33%
Alpha PRO Tech, Ltd.*	97,600	136,640
Charles & Colvard, Ltd.*	60,900	229,593
Cherokee, Inc.	20,100	279,993
Culp, Inc.	51,016	522,914
Delta Apparel, Inc.*	21,900	299,154
DGSE Cos., Inc.*Δ+	28,800	125,971
K-Swiss, Inc., Class A*+	108,700	334,796
Lacrosse Footwear, Inc.	13,729	149,509
Lakeland Industries, Inc.*	10,000	70,700
R.G. Barry Corp.	27,600	375,084
Rocky Brands, Inc.*	52,200	688,518
Unifi, Inc.*	71,000	804,430

		4,017,302

Thrifts & Mortgage Finance - 6.94%
Bank Mutual Corp.	99,000	436,590
BankFinancial Corp.	36,079	271,675
Beacon Federal Bancorp, Inc.	17,800	352,974
BofI Holding, Inc.*	36,200	715,312
Cape Bancorp, Inc.*	42,100	349,851
Chicopee Bancorp, Inc.*	26,500	383,720
Clifton Savings Bancorp, Inc.+	64,300	669,363
ESB Financial Corp.+	69,000	910,800

37	Annual Report | June 30, 2012

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
ESSA Bancorp, Inc.	36,000	$ 388,800
Federal Agricultural Mortgage Corp., Class C	104,800	2,748,904
First Defiance Financial Corp.	58,400	999,808
First Financial Holdings, Inc.	53,800	576,736
First Financial Northwest, Inc.*+	61,600	500,192
First Pactrust Bancorp, Inc.+	57,100	677,206
Fox Chase Bancorp, Inc.	57,932	836,538
Franklin Financial Corp.*	32,800	539,560
Guaranty Federal Bancshares, Inc.*	20,856	166,848
Hampden Bancorp, Inc.	33,000	427,020
Heritage Financial Group, Inc.+	17,100	220,077
Home Bancorp, Inc.*+	41,600	712,608
Home Federal Bancorp, Inc.	32,200	338,100
Kaiser Federal Financial Group, Inc.	55,114	814,585
Louisiana Bancorp, Inc.*	18,000	288,000
Meridian Interstate Bancorp, Inc.*	52,100	725,232
Meta Financial Group, Inc.	12,100	241,153
New Hampshire Thrift Bancshares, Inc.	18,100	224,440
Ocean Shore Holding Co.	32,100	406,065
OceanFirst Financial Corp.	29,200	419,312
Provident Financial Holdings, Inc.+	101,300	1,167,989
Pulaski Financial Corp.+	43,500	322,335
Riverview Bancorp, Inc.*	17,406	21,757
SI Financial Group, Inc.+	17,276	198,674
Territorial Bancorp, Inc.	42,300	963,171
Timberland Bancorp, Inc.*	24,222	120,141
Tree.com, Inc.*	20,100	229,944
United Community Financial Corp.*	130,000	387,400
United Financial Bancorp, Inc.	46,641	670,698
Waterstone Financial, Inc.*	43,355	164,749
Westfield Financial, Inc.	56,179	410,107

		20,998,434

Trading Companies & Distributors - 0.78%
Aceto Corp.	58,500	528,255
BlueLinx Holdings, Inc.*	16,378	38,488
DXP Enterprises, Inc.*	22,200	921,078
Lawson Products, Inc.	60,700	561,475
Willis Lease Finance Corp.*	24,400	300,608

		2,349,904

Industry Company	Shares	Value

Water Utilities - 0.56%
Artesian Resources Corp., Class A	10,500	$226,170
Cadiz, Inc.*+	31,400	226,394
York Water Co.	68,550	1,226,360

		1,678,924

TOTAL COMMON STOCKS - 99.34% (Cost $222,018,137)		300,428,796

EXCHANGE TRADED FUND - 0.55%
iShares Russell Microcap Index Fund+	33,525	1,677,591

TOTAL EXCHANGE TRADED FUND - 0.55% (Cost $920,990)		1,677,591

RIGHTS - 0.02%
Hampton Roads Bankshares, Inc.*Δ	85,300	61,843

TOTAL RIGHTS - 0.02% (Cost $132,736)		61,843

	Rate^	Shares	Value

MONEY MARKET FUND - 0.28%
BlackRock FedFund	0.01%	850,013	850,013

TOTAL MONEY MARKET FUND - 0.28% (Cost $850,013)			850,013

TOTAL INVESTMENTS - 100.19% (Cost $223,921,876)			$303,018,243

Liabilities in Excess of Other Assets - (0.19%)			(586,205)

NET ASSETS - 100.00%			$302,432,038

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $779,775.
^	Rate disclosed as of June 30, 2012.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $40,200,979 at June 30, 2012.
LLC	- Limited Liability Company

www.bridgeway.com	38

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$300,302,825	$ —	$125,971	$300,428,796
Exchange-Traded Fund	1,677,591	—	—	1,677,591
Rights	—	—	61,843	61,843
Money Market Fund	—	850,013	—	850,013

TOTAL	$301,980,416	$850,013	$187,814	$303,018,243

Other Finan- cial Instru- ments**
Swaps	$—	$ 11,563	$ —	$ 11,563

TOTAL	$—	$ 11,563	$ —	$ 11,563

**   Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Value)
	Common Stocks	Rights	Total
Balance as of 06/30/2011	$ 234,354	$ —	$ 234,354
Purchases	226,250	132,736	358,986
Sales	(21,122)	—	(21,122)
Realized gain/(loss)[1]	(385,489)	—	(385,489)
Change in unrealized appreciation/ (depreciation)[2]	71,978	(70,893)	1,085
Transfers in	—	—	—
Transfers out	—	—	—

Balance as of 06/30/2012	$ 125,971	$ 61,843	$ 187,814

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2012[2]	$(100,279)	$ (70,893)	$(171,172)

1Realized gain/(loss) from Level 3 securities is included on the Statement of Operations in the Realized Gain (Loss) on Investments.

2Change in unrealized appreciation/(depreciation) for Level 3 securities is included on Statement of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

The securities in the table above were considered Level 3 securities because they were fair valued under procedures adopted by the Board of Directors at June 30, 2012. Such valuations are based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

See Notes to Financial Statements.

39	Annual Report | June 30, 2012

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 4.26%, underperforming our primary market benchmark, the Russell 2000 Index (-3.47%). Although our risk adjustment feature helped, it was not enough to overcome the negative impact of a price momentum strategy in this “choppy” market. It was a poor quarter overall.

For the fiscal year ended June 30, 2012, our Fund declined 1.40%, beating our primary market benchmark, the Russell 2000 Index (-2.08%). We are happier with the “cushion” we provided in the fiscal year. We continue to lead the Index over the life of the Fund.

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
			Since Inception
	Quarter	1 Year	(5/28/10)

Small-Cap Momentum Fund	-4.26%	-1.40%	11.90%
Russell 2000 Index	-3.47%	-2.08%	10.88%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Small-Cap Momentum Fund ranked 184th of 682 small-cap core funds for the twelve-month period ended June 30, 2012 and 171st of 650 such funds since inception in May, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	40

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Momentum Fund vs. Russell 2000 Index from Inception 5/28/10 to 6/30/12

Detailed Explanation of Quarterly Performance

The Short Version: Our price momentum exposure hurt returns in the June quarter.

The Fund performed in line with its design objective for the quarter ended June 30, 2012. Our exposure to price momentum hurt in the “zigzag” market of the January through June 2012 time period. Even though the risk-adjustment overlay did cushion the underperformance somewhat, we weren’t able to overcome the downdraft from price momentum exposure. Lower weighting and strong stock picking in the poor performing Energy sector helped our relative return. Poor stock selection in the Consumer Discretionary and Information Technology sectors hurt the Fund’s relative performance.

Detailed Explanation of Fiscal Year Performance

The Short Version: The Fund’s risk-adjustment overlay did overcome our exposure to price momentum, which allowed the Fund to outperform the index for the full fiscal year.

The Fund performed according to its design during the full fiscal year. Our exposure to price momentum, as expected, hurt the Fund in a choppy market. However, the risk-adjustment overlay helped cushion the fall, resulting in some outperformance versus its Russell 2000 Index benchmark for the fiscal year. Our relative overweighting of smaller companies also added some cushion. Strong stock selection in the Energy sector helped our relative performance, while poor stock selection in the Financials and Information Technology sectors hurt relative performance.

41	Annual Report | June 30, 2012

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Standard Pacific Corp.	Household Durables	0.8%
2	USG Corp.	Building Products	0.7%
3	Lancaster Colony Corp.	Food Products	0.7%
4	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	0.7%
5	Susquehanna Bancshares, Inc.	Commercial Banks	0.7%
6	Pool Corp.	Distributors	0.7%
7	LifePoint Hospitals, Inc.	Health Care Providers & Services	0.7%
8	Huntington Ingalls Industries, Inc.	Aerospace & Defense	0.7%
9	Life Time Fitness, Inc.	Hotels, Restaurants & Leisure	0.7%
10	Ironwood Pharmaceuticals, Inc.	Biotechnology	0.7%
	Total		7.1%

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	16.6%	13.8%	2.8%
Consumer Staples	2.9%	3.7%	-0.8%
Energy	1.6%	6.1%	-4.5%
Financials	25.5%	21.3%	4.2%
Health Care	9.8%	13.5%	-3.7%
Industrials	16.5%	14.9%	1.6%
Information Technology	21.1%	17.5%	3.6%
Materials	4.1%	4.7%	-0.6%
Telecommunication Services	0.1%	0.9%	-0.8%
Utilities	1.5%	3.6%	-2.1%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	42

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

43	Annual Report | June 30, 2012

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 99.48%
Aerospace & Defense - 1.21%
Curtiss-Wright Corp.	350	$10,868
Huntington Ingalls Industries, Inc.*	350	14,084

		24,952

Air Freight & Logistics - 0.31%
Forward Air Corp.	200	6,454

Airlines - 1.10%
Allegiant Travel Co.*	150	10,452
Hawaiian Holdings, Inc.*	400	2,604
Spirit Airlines, Inc.*	500	9,730

		22,786

Auto Components - 0.81%
American Axle & Manufacturing Holdings, Inc.*	600	6,294
Dorman Products, Inc.*	250	6,272
Drew Industries, Inc.*	150	4,178

		16,744

Automobiles - 0.50%
Thor Industries, Inc.	375	10,279

Biotechnology - 2.02%
Affymax, Inc.*	250	3,220
Array BioPharma, Inc.*	650	2,255
Curis, Inc.*+	700	3,780
Ironwood Pharmaceuticals, Inc.*	1,000	13,780
Opko Health, Inc.*+	2,250	10,350
Progenics Pharmaceuticals, Inc.*	250	2,445
Synageva BioPharma Corp.*	150	6,084

		41,914

Building Products - 1.19%
Apogee Enterprises, Inc.	200	3,214
Builders FirstSource, Inc.*	800	3,792
Insteel Industries, Inc.	150	1,672
Patrick Industries, Inc.*	100	1,275
USG Corp.*+	775	14,764

		24,717

Capital Markets - 2.56%
Duff & Phelps Corp., Class A	300	4,350
Fidus Investment Corp.	50	759
GFI Group, Inc.	900	3,204
Gladstone Capital Corp.	150	1,184

Industry Company	Shares	Value

Capital Markets (continued)
Gladstone Investment Corp.	150	$ 1,108
Greenhill & Co., Inc.	200	7,130
Knight Capital Group, Inc., Class A*	750	8,955
Main Street Capital Corp.+	200	4,840
Medallion Financial Corp.	150	1,593
Medley Capital Corp.	150	1,806
New Mountain Finance Corp.	100	1,419
Prospect Capital Corp.+	900	10,251
Triangle Capital Corp.	200	4,556
Westwood Holdings Group, Inc.	50	1,863

		53,018

Chemicals - 2.02%
American Vanguard Corp.	200	5,318
Calgon Carbon Corp.*	450	6,399
Flotek Industries, Inc.*	325	3,036
H.B. Fuller Co.	375	11,512
Olin Corp.	550	11,489
Schulman (A.), Inc.	200	3,970

		41,724

Commercial Banks - 8.65%
American National Bankshares, Inc.	50	1,178
Ames National Corp.	50	1,150
Arrow Financial Corp.	100	2,417
Banco Latinoamericano de Comercio Exterior SA	250	5,358
Banner Corp.	150	3,286
BBCN Bancorp, Inc.*	600	6,534
C&F Financial Corp.	25	1,004
Camden National Corp.	50	1,831
Cathay General Bancorp	600	9,906
Centerstate Banks, Inc.	250	1,788
Chemical Financial Corp.	200	4,300
Citizens & Northern Corp.	100	1,905
Citizens Republic Bancorp, Inc.*	300	5,139
City Holding Co.	100	3,369
CNB Financial Corp.	100	1,631
Columbia Banking System, Inc.	300	5,646
Community Trust Bancorp, Inc.	100	3,349
Eagle Bancorp, Inc.*	150	2,362
First Bancorp, Inc.	50	850

www.bridgeway.com	44

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
First Connecticut Bancorp, Inc.	150	$ 2,025
First Interstate Bancsystem, Inc.	350	4,984
First Merchants Corp.	200	2,492
FNB Corp.	1,025	11,142
German American Bancorp, Inc.	100	2,050
Great Southern Bancorp, Inc.	100	2,758
Heritage Financial Corp.	100	1,465
International Bancshares Corp.	475	9,272
MainSource Financial Group, Inc.	150	1,774
Mercantile Bank Corp.*	50	922
MetroCorp Bancshares, Inc.*	150	1,600
MidWestOne Financial Group, Inc.	50	1,075
National Bankshares, Inc.+	50	1,506
Northrim BanCorp, Inc.	50	1,074
Old National Bancorp	675	8,107
OmniAmerican Bancorp, Inc.*	100	2,143
Pacific Premier Bancorp, Inc.*	100	840
Park National Corp.+	100	6,975
Peoples Bancorp, Inc.	100	2,198
Pinnacle Financial Partners, Inc.*	250	4,878
PrivateBancorp, Inc.	500	7,380
Republic Bancorp, Inc., Class A	175	3,894
S&T Bancorp, Inc.	225	4,156
Simmons First National Corp., Class A	150	3,488
Southwest Bancorp, Inc.*	150	1,412
Susquehanna Bancshares, Inc.	1,375	14,162
Taylor Capital Group, Inc.*	200	3,278
Virginia Commerce Bancorp, Inc.*	250	2,107
Washington Banking Co.	100	1,390
Western Alliance Bancorp*	600	5,616

		179,166

Commercial Services & Supplies - 1.49%
Acorn Energy, Inc.	150	1,248
Deluxe Corp.	400	9,976
Healthcare Services Group, Inc.	500	9,690

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
InnerWorkings, Inc.*	350	$ 4,736
McGrath RentCorp	200	5,300

		30,950

Communications Equipment - 2.14%
Bel Fuse, Inc., Class B	100	1,761
Black Box Corp.	150	4,305
CalAmp Corp.*	200	1,466
Ciena Corp.*	725	11,868
Comtech Telecommunications Corp.	125	3,573
Harmonic, Inc.*	900	3,834
NETGEAR, Inc.*	300	10,353
Numerex Corp., Class A*+	100	930
Oplink Communications, Inc.*	150	2,030
PC-Tel, Inc.	150	970
Symmetricom, Inc.*	300	1,797
Telular Corp.	150	1,386

		44,273

Computers & Peripherals - 1.38%
Cray, Inc.*	300	3,624
Electronics for Imaging, Inc.*	350	5,687
QLogic Corp.*	700	9,583
STEC, Inc.*	350	2,730
Super Micro Computer, Inc.*	300	4,758
Xyratex, Ltd.	200	2,262

		28,644

Construction & Engineering - 0.67%
Argan, Inc.	100	1,398
Comfort Systems USA, Inc.	300	3,006
Dycom Industries, Inc.*	250	4,652
Primoris Services Corp.	400	4,800

		13,856

Construction Materials - 0.63%
Eagle Materials, Inc.	350	13,069

Consumer Finance - 0.70%
DFC Global Corp.*	350	6,450
Nelnet, Inc., Class A	350	8,050

		14,500

Containers & Packaging - 0.57%
AEP Industries, Inc.*	50	2,178
Boise, Inc.	800	5,264
Myers Industries, Inc.	250	4,290

		11,732

45	Annual Report | June 30, 2012

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Distributors - 0.75%
Pool Corp.	350	$14,161
VOXX International Corp.*	150	1,398

		15,559

Diversified Consumer Services - 0.87%
Capella Education Co.*	100	3,476
Grand Canyon Education, Inc.*	350	7,329
Regis Corp.	400	7,184

		17,989

Diversified Financial Services - 0.47%
Gain Capital Holdings, Inc.	250	1,247
MarketAxess Holdings, Inc.	275	7,326
MicroFinancial, Inc.	150	1,215

		9,788

Diversified Telecommunication Services - 0.05%
HickoryTech Corp.	100	1,111

Electric Utilities - 0.57%
PNM Resources, Inc.	600	11,724

Electrical Equipment - 2.21%
Belden, Inc.	350	11,672
Brady Corp., Class A	400	11,004
Encore Wire Corp.	175	4,687
Generac Holdings, Inc.	475	11,428
Preformed Line Products Co.	50	2,896
Thermon Group Holdings, Inc.*	200	4,142

		45,829

Electronic Equipment, Instruments & Components - 5.01%
Benchmark Electronics, Inc.*	450	6,278
Brightpoint, Inc.*	600	3,246
Cognex Corp.	325	10,286
Coherent, Inc.*	175	7,577
CTS Corp.	250	2,355
Daktronics, Inc.	350	2,418
FARO Technologies, Inc.*	125	5,260
FEI Co.*	275	13,156
Key Tronic Corp.*	100	824
Mesa Laboratories, Inc.	25	1,162
Multi-Fineline Electronix, Inc.*	175	4,312
Newport Corp.*	275	3,306
OSI Systems, Inc.*	155	9,818
PAR Technology Corp.*	150	739
Park Electrochemical Corp.	150	3,882

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Plexus Corp.*	275	$ 7,755
Rofin-Sinar Technologies, Inc.*	200	3,786
Sanmina-SCI Corp.*	650	5,324
SYNNEX Corp.*	275	9,485
Zygo Corp.*	150	2,679

		103,648

Energy Equipment & Services - 0.13%
PHI, Inc.*	100	2,781

Food & Staples Retailing - 0.58%
Ingles Markets, Inc., Class A	200	3,206
Susser Holdings Corp.*	150	5,576
Village Super Market, Inc., Class A	100	3,258

		12,040

Food Products - 2.04%
Calavo Growers, Inc.	100	2,558
Cal-Maine Foods, Inc.	175	6,842
John B. Sanfilippo & Son, Inc.*	100	1,785
Lancaster Colony Corp.	200	14,242
Smart Balance, Inc.*	450	4,226
Snyders-Lance, Inc.	500	12,615

		42,268

Gas Utilities - 0.39%
Chesapeake Utilities Corp.	50	2,186
Laclede Group, Inc. (The)	150	5,972

		8,158

Health Care Equipment & Supplies - 2.11%
Anika Therapeutics, Inc.*	100	1,359
Atrion Corp.	15	3,075
Cantel Medical Corp.	200	5,450
Conceptus, Inc.*	250	4,955
CONMED Corp.	200	5,534
Cyberonics, Inc.*	200	8,988
Cynosure, Inc., Class A*	100	2,115
Endologix, Inc.*	450	6,948
SurModics, Inc.*	150	2,595
Utah Medical Products, Inc.	25	838
Young Innovations, Inc.	50	1,724

		43,581

Health Care Providers & Services - 2.76%
Air Methods Corp.*	100	9,825
Centene Corp.*	370	11,159

www.bridgeway.com	46

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Landauer, Inc.	75	$ 4,300
LifePoint Hospitals, Inc.*	345	14,138
National Research Corp.	50	2,617
Providence Service Corp. (The)*	100	1,371
VCA Antech, Inc.*	625	13,738

		57,148

Health Care Technology - 0.81%
HealthStream, Inc.*	200	5,200
Quality Systems, Inc.	420	11,554

		16,754

Hotels, Restaurants & Leisure - 3.20%
BJ’s Restaurants, Inc.*	200	7,600
Boyd Gaming Corp.*+	700	5,040
Churchill Downs, Inc.	135	7,937
Denny’s Corp.*	850	3,774
Life Time Fitness, Inc.*	300	13,953
Marcus Corp.	200	2,752
Multimedia Games Holding Co., Inc.*	200	2,800
Nathan’s Famous, Inc.*	50	1,475
Papa John’s International, Inc.*	175	8,325
Shuffle Master, Inc.*	425	5,865
Speedway Motorsports, Inc.	300	5,073
Town Sports International Holdings, Inc.*	125	1,661

		66,255

Household Durables - 2.06%
Beazer Homes USA, Inc.*	850	2,762
Cavco Industries, Inc.*	50	2,564
Hooker Furniture Corp.	100	1,179
iRobot Corp.*	200	4,430
La-Z-Boy, Inc.*	375	4,609
Libbey, Inc.*	150	2,306
Ryland Group, Inc. (The)	350	8,953
Standard Pacific Corp.*	2,550	15,784

		42,587

Industrial Conglomerates - 0.63%
Raven Industries, Inc.	125	8,699
Standex International Corp.	100	4,257

		12,956

Insurance - 4.25%
AMERISAFE, Inc.*	150	3,892
Citizens, Inc.*	350	3,412
Donegal Group, Inc., Class A	200	2,656

Industry Company	Shares	Value

Insurance (continued)
eHealth, Inc.*	150	$ 2,417
EMC Insurance Group, Inc.	100	2,020
Flagstone Reinsurance Holdings SA	550	4,406
Homeowners Choice, Inc.	50	880
Horace Mann Educators Corp.	300	5,244
Infinity Property & Casualty Corp.	100	5,767
Kansas City Life Insurance Co.	100	3,519
National Financial Partners Corp.*	300	4,020
National Interstate Corp.	150	3,988
OneBeacon Insurance Group, Ltd., Class A	700	9,114
Primerica, Inc.	450	12,029
RLI Corp.	150	10,230
StanCorp Financial Group, Inc.	325	12,077
Stewart Information Services Corp.	150	2,303

		87,974

Internet & Catalog Retail - 0.16%
PetMed Express, Inc.	150	1,824
Vitacost.com, Inc.*	250	1,475

		3,299

Internet Software & Services - 2.02%
Bankrate, Inc.*	725	13,333
Constant Contact, Inc.*	250	4,470
Internap Network Services Corp.*	450	2,929
Perficient, Inc.*	250	2,808
SPS Commerce, Inc.*	100	3,038
VistaPrint NV*+	275	8,882
Web.com Group, Inc.*	350	6,412

		41,872

IT Services - 2.17%
Acxiom Corp.*	575	8,688
Cass Information Systems, Inc.	75	3,019
Computer Task Group, Inc.*	150	2,248
Forrester Research, Inc.	150	5,079
Global Cash Access Holdings, Inc.*	500	3,605
iGATE Corp.*	450	7,659
Innodata, Inc.*+	250	1,710
MAXIMUS, Inc.	250	12,938

		44,946

47	Annual Report | June 30, 2012

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products - 1.09%
Arctic Cat, Inc.*	100	$ 3,656
Callaway Golf Co.	500	2,955
LeapFrog Enterprises, Inc.*	475	4,874
Nautilus, Inc.*	250	828
Smith & Wesson Holding Corp.*	500	4,155
Sturm Ruger & Co., Inc.+	150	6,022

		22,490

Life Sciences Tools & Services - 0.73%
Cambrex Corp.*	250	2,352
PAREXEL International Corp.*	450	12,704

		15,056

Machinery - 1.28%
Alamo Group, Inc.	100	3,137
Cascade Corp.	75	3,529
Columbus McKinnon Corp.*	150	2,263
Eastern Co. (The)+	50	808
Manitex International, Inc.*	100	840
NACCO Industries, Inc., Class A	65	7,556
PMFG, Inc.*	150	1,172
RBC Bearings, Inc.*	150	7,095

		26,400

Marine - 0.05%
International Shipholding Corp.	50	943

Media - 1.30%
AH Belo Corp., Class A	200	804
Belo Corp., Class A	800	5,152
Entercom Communications Corp., Class A*	400	2,408
Harte-Hanks, Inc.	450	4,113
Live Nation Entertainment, Inc.*	1,375	12,622
Saga Communications, Inc., Class A*	50	1,856

		26,955

Multi-Utilities - 0.50%
Black Hills Corp.	325	10,455

Oil, Gas & Consumable Fuels - 1.50%
Adams Resources & Energy, Inc.	50	2,096
Enbridge Energy Management LLC*	300	9,591
Evolution Petroleum Corp.*	200	1,668
Rentech, Inc.*	1,850	3,811

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
REX American Resources Corp.*	50	$ 976
Targa Resources Corp.	300	12,810

		30,952

Paper & Forest Products - 0.90%
Buckeye Technologies, Inc.	300	8,547
Deltic Timber Corp.	100	6,098
Wausau Paper Corp.	400	3,892

		18,537

Personal Products - 0.30%
Female Health Co. (The)	200	1,174
United-Guardian, Inc.	50	926
USANA Health Sciences, Inc.*+	100	4,112

		6,212

Pharmaceuticals - 1.41%
Akorn, Inc.*	725	11,433
Lannett Co., Inc.*	250	1,060
Medicines Co. (The)*	400	9,176
Omeros Corp.*+	150	1,500
Santarus, Inc.*	500	3,545
Sucampo Pharmaceuticals, Inc., Class A*	350	2,461

		29,175

Professional Services - 2.71%
Advisory Board Co. (The)*	240	11,902
Barrett Business Services, Inc.	50	1,057
CDI Corp.	150	2,460
Exponent, Inc.*	100	5,283
FTI Consulting, Inc.*	325	9,344
Huron Consulting Group, Inc.*	150	4,747
ICF International, Inc.*	150	3,576
Navigant Consulting, Inc.*	400	5,056
Odyssey Marine Exploration, Inc.*	550	2,057
On Assignment, Inc.*	400	6,384
TrueBlue, Inc.*	275	4,257

		56,123

Real Estate Investment Trusts (REITs) - 7.39%
Agree Realty Corp.	100	2,213
CommonWealth REIT	600	11,472
Coresite Realty Corp.	150	3,873
DCT Industrial Trust, Inc.	1,825	11,497
EastGroup Properties, Inc.	200	10,660
Education Realty Trust, Inc.	675	7,479

www.bridgeway.com	48

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
Excel Trust, Inc.	250	$ 2,990
First Potomac Realty Trust	400	4,708
Healthcare Realty Trust, Inc.	575	13,708
Kite Realty Group Trust	500	2,495
Lexington Realty Trust+	1,200	10,164
LTC Properties, Inc.	225	8,163
Mission West Properties, Inc.	200	1,724
Monmouth Real Estate Investment Corp., Class A	300	3,516
National Health Investors, Inc.	200	10,184
One Liberty Properties, Inc.	100	1,883
Pebblebrook Hotel Trust	400	9,324
PS Business Parks, Inc.	170	11,512
Sovran Self Storage, Inc.	195	9,768
STAG Industrial, Inc.	200	2,916
Sun Communities, Inc.	175	7,742
UMH Properties, Inc.	100	1,073
Urstadt Biddle Properties, Inc., Class A	200	3,954

		153,018

Real Estate Management & Development - 0.27%
Kennedy-Wilson Holdings, Inc.	400	5,604

Road & Rail - 1.79%
Celadon Group, Inc.	150	2,457
Knight Transportation, Inc.	575	9,194
Saia, Inc.*	100	2,189
Swift Transportation Co.*	1,075	10,159
Werner Enterprises, Inc.	550	13,139

		37,138

Semiconductors & Semiconductor Equipment - 5.21%
ATMI, Inc.*	225	4,628
AuthenTec, Inc.*	350	1,516
Axcelis Technologies, Inc.*	1,000	1,200
Brooks Automation, Inc.	500	4,720
Cabot Microelectronics Corp.	150	4,382
Cirrus Logic, Inc.*	475	14,193
Cohu, Inc.	200	2,032
Cymer, Inc.*	225	13,264
Diodes, Inc.*	350	6,569
Entropic Communications, Inc.*	700	3,948
FSI International, Inc.*	300	1,077
Kulicke & Soffa Industries, Inc.*	525	4,683
Micrel, Inc.	450	4,288

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.	400	$ 11,572
Monolithic Power Systems, Inc.*	250	4,968
Nanometrics, Inc.*	200	3,072
Semtech Corp.*	475	11,552
Ultratech, Inc.*	175	5,512
Volterra Semiconductor Corp.*	200	4,690

		107,866

Software - 3.17%
Blackbaud, Inc.	350	8,984
Bottomline Technologies, Inc.*	275	4,964
Callidus Software, Inc.*	250	1,245
Deltek, Inc.*	500	5,795
Netscout Systems, Inc.*	300	6,477
RealPage, Inc.*	550	12,738
Synchronoss Technologies, Inc.*	300	5,541
Take-Two Interactive Software, Inc.*	625	5,912
Tangoe, Inc.*	250	5,328
Tyler Technologies, Inc.*	200	8,070
Wave Systems Corp., Class A*+	700	483

		65,537

Specialty Retail - 4.45%
bebe stores, inc.	650	3,816
Body Central Corp.*	100	900
Buckle, Inc. (The)+	345	13,652
Conn’s, Inc.*	250	3,700
Destination Maternity Corp.	100	2,160
Hibbett Sports, Inc.*	200	11,542
Kirkland’s, Inc.*	150	1,687
Lumber Liquidators Holdings, Inc.*+	200	6,758
Men’s Wearhouse, Inc. (The)	375	10,552
Pep Boys-Manny, Moe & Jack (The)	400	3,960
Pier 1 Imports, Inc.	800	13,144
Select Comfort Corp.*	400	8,368
Winmark Corp.	50	2,928
Zumiez, Inc.*+	225	8,910

		92,077

Textiles, Apparel & Luxury Goods - 1.39%
Fifth & Pacific Cos., Inc.*	800	8,584
Movado Group, Inc.	175	4,378

49	Annual Report | June 30, 2012

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Oxford Industries, Inc.	125	$5,588
Steven Madden, Ltd.*	325	10,319

		28,869

Thrifts & Mortgage Finance - 0.90%
Bank Mutual Corp.	350	1,544
BofI Holding, Inc.*	100	1,976
Brookline Bancorp, Inc.	500	4,425
Federal Agricultural Mortgage Corp., Class C	100	2,623
MutualFirst Financial, Inc.	50	525
Provident Financial Holdings, Inc.	100	1,153
Provident New York Bancorp	350	2,656
TrustCo Bank Corp	700	3,822

		18,724

Trading Companies & Distributors - 1.88%
Aceto Corp.	200	1,806
Applied Industrial Technologies, Inc.	325	11,976
H&E Equipment Services, Inc.*	250	3,758
TAL International Group, Inc.	250	8,372
Textainer Group Holdings, Ltd.	350	12,915

		38,827

Water Utilities - 0.07%
Connecticut Water Service, Inc.	50	1,449

TOTAL COMMON STOCKS - 99.48%		2,059,452

(Cost $1,902,605)

EXCHANGE TRADED FUND - 0.34%
iShares Russell 2000 Index Fund+	88	7,009

TOTAL EXCHANGE TRADED FUND - 0.34%		7,009

(Cost $6,807)

Industry Company	Shares	Value
WARRANTS - 0.00%
Magnum Hunter Resources Corp. Warrants*Δ	115	$—

TOTAL WARRANTS - 0.00%		—

(Cost $ — )
TOTAL INVESTMENTS - 99.82%		$2,066,461
(Cost $1,909,412)
Other Assets in Excess of Liabilities - 0.18%		3,733

NET ASSETS - 100.00%		$2,070,194

*	Non-income producing security.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $115,744 at June 30, 2012.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,059,452	$—	$—	$2,059,452
Exchange Traded Fund	7,009	—	—	7,009
Warrants	—	—	—	—

TOTAL	$2,066,461	$—	$—	$2,066,461

See Notes to Financial Statements.

www.bridgeway.com	50

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 7.40%, trailing our primary market benchmark, the Russell 2000 Growth Index (-3.94%) and our peer benchmark, the Lipper Small-Cap Growth Funds Index (-4.56%). The June quarter poor performance corresponds to the fourth high correlation spike since 2008, a market environment unfavorable to our Fund as outlined in the section “Macro-driven Market Update” on page 3.

For the fiscal year ended June 30, 2012, our Fund declined 6.35%, trailing our primary market benchmark, the Russell 2000 Growth Index (-2.71%) and our peer benchmark, the Lipper Small-Cap Growth Funds Index (-3.50%). In spite of two strong quarters (December 2011 and March 2012), the two high correlation spikes (September 2011 and June 2012) of the fiscal year put us strongly “in the red” for the fiscal year. For reasons outlined on page 3, proactive steps on our part make us more optimistic about negotiating high correlation spikes in the future, should they continue.

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	-7.40%	-6.35%	-6.08%	1.83%
Russell 2000 Growth Index	-3.94%	-2.71%	1.99%	6.23%
Lipper Small-Cap Growth Funds Index	-4.56%	-3.50%	0.76%	5.03%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Small-Cap Growth Fund ranked 339th of 513 small-cap growth funds for the twelve-month period ended June 30, 2012, 391st of 394 over the last five years and 282nd of 287 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

51	Annual Report | June 30, 2012

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 6/30/12

Detailed Explanation of Quarterly and Fiscal Year Performance

The Short Version: The Fund’s poor quarterly performance was broad-based across companies and model styles (e.g. growth and GARP or growth at a reasonable price). The same thing is true for the fiscal year. Looking forward, we now have four high correlation spikes in our model calibration database, which we believe will help our relative performance, should macro-driven market spikes continue. We don’t believe that correlation spikes can continue indefinitely — historically, investors have always returned eventually to focus on company level economic health — but the macro environment could still continue over the coming fiscal year.

While our small-cap growth models continued successfully to identify stocks that show improvement in company economics, this has not translated into market beating performance. This is characteristic of macro-driven markets, as explained in the section by the same name on page 3.

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Metropolitan Health Networks, Inc.	Health Care Providers & Services	2.9%
2	Sinclair Broadcast Group, Inc.	Media	2.1%
3	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	2.1%
4	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	2.1%
5	Trimas Corp.	Machinery	1.9%
6	DXP Enterprises, Inc.	Trading Companies & Distributors	1.9%
7	Alaska Air Group, Inc.	Airlines	1.8%
8	WellCare Health Plans, Inc.	Health Care Providers & Services	1.7%
9	Credit Acceptance Corp.	Consumer Finance	1.7%
10	Sturm Ruger & Co., Inc.	Leisure Equipment & Products	1.7%
	Total		19.9%

www.bridgeway.com	52

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	24.2%	16.2%	8.0%
Consumer Staples	3.8%	4.8%	-1.0%
Energy	5.8%	5.6%	0.2%
Financials	5.1%	6.8%	-1.7%
Health Care	13.4%	22.1%	-8.7%
Industrials	23.9%	16.8%	7.1%
Information Technology	19.7%	22.1%	-2.4%
Materials	3.4%	4.2%	-0.8%
Telecommunication Services	0.5%	1.1%	-0.6%
Utilities	0.0%	0.3%	-0.3%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

53	Annual Report | June 30, 2012

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 99.85%
Aerospace & Defense - 2.00%
Astronics Corp.*	9,800	$ 276,752
Triumph Group, Inc.	6,400	360,128

		636,880

Air Freight & Logistics - 2.66%
Echo Global Logistics, Inc.*+	19,700	375,482
Park-Ohio Holdings Corp.*	24,600	468,138

		843,620

Airlines - 1.81%
Alaska Air Group, Inc.*	16,000	574,400

Auto Components - 1.56%
American Axle & Manufacturing Holdings, Inc.*	47,100	494,079

Chemicals - 2.37%
Innospec, Inc.*	14,100	417,501
TPC Group, Inc.*	9,100	336,245

		753,746

Commercial Banks - 1.14%
Taylor Capital Group, Inc.*+	22,100	362,219

Commercial Services & Supplies - 2.68%
Consolidated Graphics, Inc.*	14,500	421,225
InnerWorkings, Inc.*+	31,700	428,901

		850,126

Communications Equipment - 0.81%
Globecomm Systems, Inc.*	25,300	256,542

Construction & Engineering - 0.92%
Dycom Industries, Inc.*	15,700	292,177

Consumer Finance - 3.95%
Cash America International, Inc.	3,200	140,928
Credit Acceptance Corp.*	6,400	540,352
DFC Global Corp.*	10,500	193,515
World Acceptance Corp.*	5,800	381,640

		1,256,435

Diversified Consumer Services - 2.28%
Coinstar, Inc.*+	5,600	384,496
Grand Canyon Education, Inc.*	16,300	341,322

		725,818

Industry Company	Shares	Value

Diversified Telecommunication Services - 0.54%
Vonage Holdings Corp.*	85,300	$ 171,453

Electronic Equipment, Instruments & Components - 4.75%
Brightpoint, Inc.*	31,600	170,956
Insight Enterprises, Inc.*	23,600	397,188
OSI Systems, Inc.*	10,600	671,404
Viasystems Group, Inc.*	15,900	270,300

		1,509,848

Energy Equipment & Services - 1.76%
Global Geophysical
Services, Inc.*	41,900	256,428
Pioneer Drilling Co.*	38,100	303,657

		560,085

Food & Staples Retailing - 1.36%
Casey’s General Stores, Inc.	7,300	430,627

Food Products - 1.26%
Smart Balance, Inc.*	42,700	400,953

Health Care Equipment & Supplies - 2.18%
Align Technology, Inc.*	7,100	237,566
Orthofix International NV*	11,000	453,750

		691,316

Health Care Providers & Services - 10.18%
AMERIGROUP Corp.*	5,300	349,323
Bio-Reference Labs, Inc.*	6,600	173,448
Ensign Group, Inc. (The)	14,300	404,261
Metropolitan Health Networks, Inc.*	96,100	919,677
MWI Veterinary Supply, Inc.*	4,800	493,296
RadNet, Inc.*	33,499	89,107
U.S. Physical Therapy, Inc.	10,200	259,386
WellCare Health Plans, Inc.*	10,300	545,900

		3,234,398

Health Care Technology - 1.08%
HealthStream, Inc.*	13,200	343,200

Hotels, Restaurants & Leisure - 4.71%
Caribou Coffee Co., Inc.*	13,300	171,703
CEC Entertainment, Inc.#	7,800	283,686
Cheesecake Factory, Inc. (The)*	12,600	402,696
Krispy Kreme Doughnuts, Inc.*	38,100	243,459
Papa John’s International, Inc.*	700	33,299

www.bridgeway.com	54

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Town Sports International Holdings, Inc.*	27,300	$ 362,817

		1,497,660

Industrial Conglomerates - 1.15%
Standex International Corp.	8,600	366,102

Internet Software & Services - 1.09%
j2 Global, Inc.+	13,100	346,102

IT Services - 8.09%
CACI International, Inc.,
Class A*	7,700	423,654
Cardtronics, Inc.*	14,800	447,108
Computer Task Group, Inc.*	34,600	518,654
Hackett Group, Inc. (The)*	66,100	368,177
Heartland Payment Systems, Inc.	14,600	439,168
Unisys Corp.*	19,200	375,360

		2,572,121

Leisure Equipment & Products - 3.65%
LeapFrog Enterprises, Inc.*	22,000	225,720
Smith & Wesson Holding Corp.*	49,100	408,021
Sturm Ruger & Co., Inc.+	13,100	525,965

		1,159,706

Machinery - 3.94%
Flow International Corp.*	100,816	317,571
Sauer-Danfoss, Inc.	9,000	314,370
Trimas Corp.*	30,800	619,080

		1,251,021

Media - 2.13%
Sinclair Broadcast Group, Inc., Class A	74,800	677,688

Oil, Gas & Consumable Fuels - 4.00%
Adams Resources & Energy, Inc.	9,800	410,816
Berry Petroleum Co., Class A	7,800	309,348
Clayton Williams Energy, Inc.*	3,500	169,330
Contango Oil & Gas Co.*	4,500	266,400
Westmoreland Coal Co.*	14,400	115,920

		1,271,814

Industry Company	Shares	Value

Paper & Forest Products - 1.08%
Neenah Paper, Inc.	12,800	$ 341,632

Personal Products - 1.06%
USANA Health Sciences, Inc.*+	8,200	337,184

Professional Services - 3.77%
GP Strategies Corp.*	20,800	384,176
Insperity, Inc.	17,500	473,375
On Assignment, Inc.*	21,400	341,544

		1,199,095

Road & Rail - 0.54%
Quality Distribution, Inc.*	15,600	173,004

Semiconductors & Semiconductor Equipment - 3.32%
Cirrus Logic, Inc.*	22,600	675,288
GT Advanced Technologies, Inc.*	71,700	378,576

		1,053,864

Software - 1.65%
ePlus, Inc.*	8,900	287,915
QAD, Inc., Class A	16,600	236,052

		523,967

Specialty Retail - 9.92%
America’s Car-Mart, Inc.*	6,900	268,065
Destination Maternity Corp.	10,800	233,280
Express, Inc.*	16,500	299,805
Genesco, Inc.*	6,200	372,930
Lumber Liquidators Holdings, Inc.*+	11,000	371,690
Pier 1 Imports, Inc.	19,200	315,456
Sally Beauty Holdings, Inc.*	18,000	463,320
Select Comfort Corp.*	22,600	472,792
Zumiez, Inc.*+	9,000	356,400

		3,153,738

Trading Companies & Distributors - 4.46%
DXP Enterprises, Inc.*	14,900	618,201
H&E Equipment Services, Inc.*	18,300	275,049
United Rentals, Inc.*	15,400	524,216

		1,417,466

TOTAL COMMON STOCKS - 99.85% (Cost $28,930,980)		31,730,086

55	Annual Report | June 30, 2012

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Rate^	Shares	Value
MONEY MARKET FUND - 0.06%
BlackRock FedFund 0.01%	17,992	$17,992

TOTAL MONEY MARKET FUND - 0.06%		17,992

(Cost $17,992)

TOTAL INVESTMENTS - 99.91%		$31,748,078
(Cost $28,948,972)
Other Assets in Excess of Liabilities - 0.09%		30,183

NET ASSETS - 100.00%		$31,778,261

*     Non-income producing security.

#    Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $283,686.

^    Rate disclosed as of June 30, 2012.

+    This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $3,103,705 at June 30, 2012.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,730,086	$—	$—	$31,730,086
Money Market Fund	—	17,992	—	17,992

TOTAL	$31,730,086	$17,992	$—	$31,748,078

See Notes to Financial Statements.

www.bridgeway.com	56

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 2.31%, outperforming our primary market benchmark, the Russell 2000 Value Index (-3.01%) and our peer benchmark, the Lipper Small-Cap Value Funds Index (-5.37%). We are pleased to have provided some “cushion” in a declining market.

For the fiscal year ended June 30, 2012, our Fund declined 0.59%, outperforming our primary market benchmark, the Russell 2000 Value Index (-1.44%) and our peer benchmark, the Lipper Small-Cap Value Funds Index (-3.37%). We still have more ground to make up for the longer five-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	Since Inception (10/31/03)

Small-Cap Value Fund	-2.31%	-0.59%	-3.95%	5.04%
Russell 2000 Value Index	-3.01%	-1.44%	-1.05%	6.13%
Lipper Small-Cap Value Funds Index	-5.37%	-3.37%	-0.06%	6.87%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Small-Cap Value Fund ranked 78th of 328 small-cap value funds for the twelve-month period ended June 30, 2012, 223rd of 234 over the last five years and 142nd of 163 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

57	Annual Report | June 30, 2012

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 6/30/12

Detailed Explanation of Quarterly Performance

The Short Version: Consumer Staples and Materials stocks helped, while Financials stocks hurt our relative performance.

The largest sector discrepancy between our Fund and the Russell 2000 Value Index was in the Financials sector, which made up a whopping 38% of the Index on average for the quarter. Our underweighting and stock selection in this sector cost us almost three-fourths of a percent in relative return. Fortunately, our strong stock picks in the Consumer Staples and Materials sectors more than made up the difference, adding nearly two percent to our relative return.

Detailed Explanation of Fiscal Year Performance

The Short Version: Stock picking in the Consumer Discretionary and Materials sectors carried the Fund for the fiscal year.

The Fund’s sector allocation was very much in line with the Russell 2000 Value Index for the fiscal year. Solid stock picking in the Consumer Discretionary and Materials sectors helped our relative performance by almost four percent. On the other end of the spectrum, weak stock picks in the heavily weighted Finance sector (35.5% of Fund net assets on average for the fiscal year) cost us about one-half percent in relative returns.

www.bridgeway.com	58

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Amerco, Inc.	Road & Rail	2.1%
2	PH Glatfelter Co.	Paper & Forest Products	2.1%
3	Sinclair Broadcast Group, Inc.	Media	2.0%
4	Town Sports International Holdings, Inc.	Hotels, Restaurants & Leisure	1.8%
5	Insight Enterprises, Inc.	Electronic Equipment, Instruments & Components	1.7%
6	Genesco, Inc.	Specialty Retail	1.7%
7	First Industrial Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	1.7%
8	Retail Opportunity Investments Corp.	Real Estate Investment Trusts (REITs)	1.6%
9	Dillard’s, Inc.	Multiline Retail	1.6%
10	El Paso Electric Co.	Electric Utilities	1.5%
	Total		17.8%

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	12.3%	11.4%	0.9%
Consumer Staples	5.3%	2.7%	2.6%
Energy	4.7%	6.7%	-2.0%
Financials	30.7%	35.8%	-5.1%
Health Care	5.6%	4.8%	0.8%
Industrials	17.6%	12.9%	4.7%
Information Technology	8.2%	13.0%	-4.8%
Materials	7.2%	5.1%	2.1%
Telecommunication Services	1.2%	0.6%	0.6%
Utilities	5.2%	7.0%	-1.8%
Cash & Other Assets	2.0%	0.0%	2.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn.

Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

59	Annual Report | June 30, 2012

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	60

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 97.95%
Aerospace & Defense - 1.87%
GenCorp, Inc.*	85,900	$559,209
Triumph Group, Inc.	12,500	703,375

		1,262,584

Airlines - 4.39%
Alaska Air Group, Inc.*	27,500	987,250
Hawaiian Holdings, Inc.*	122,000	794,220
Republic Airways Holdings, Inc.*	93,200	517,260
US Airways Group, Inc.*	50,200	669,166

		2,967,896

Auto Components - 0.38%
Standard Motor Products, Inc.	18,200	256,256

Biotechnology - 0.40%
Maxygen, Inc.*	8,000	47,680
Vanda Pharmaceuticals, Inc.*	51,000	224,400

		272,080

Building Products - 0.80%
NCI Building Systems, Inc.*	50,000	541,500

Capital Markets - 1.63%
Arlington Asset Investment Corp., Class A	32,700	709,917
Calamos Asset Management, Inc., Class A	34,100	390,445

		1,100,362

Chemicals - 2.14%
American Vanguard Corp.	37,100	986,489
Quaker Chemical Corp.	9,900	457,479

		1,443,968

Commercial Banks - 5.76%
Bancfirst Corp.	11,000	461,010
Bancorp, Inc. (The)*	47,200	446,040
City Holding Co.+	16,900	569,361
FNB Corp.	33,300	361,971
Merchants Bancshares, Inc.	11,500	316,825
Renasant Corp.	20,300	318,913
Taylor Capital Group, Inc.*+	30,000	491,700
United Community Banks, Inc.*	55,640	476,835
Wintrust Financial Corp.	12,800	454,400

		3,897,055

Industry Company	Shares	Value

Commercial Services & Supplies - 0.47%
Cenveo, Inc.*+	163,400	$315,362

Communications Equipment - 0.41%
Globecomm Systems, Inc.*	27,000	273,780

Construction & Engineering - 0.87%
Dycom Industries, Inc.*	31,500	586,215

Consumer Finance - 1.11%
Nelnet, Inc., Class A	15,900	365,700
World Acceptance Corp.*	5,800	381,640

		747,340

Containers & Packaging - 1.09%
Myers Industries, Inc.	43,000	737,880

Diversified Financial Services - 0.79%
Interactive Brokers Group, Inc., Class A	36,400	535,808

Diversified Telecommunication Services - 1.16%
IDT Corp., Class B	22,800	223,668
Vonage Holdings Corp.*	277,700	558,177

		781,845

Electric Utilities - 3.41%
Cleco Corp.	21,300	890,979
El Paso Electric Co.	31,500	1,044,540
Unitil Corp.	13,900	368,350

		2,303,869

Electronic Equipment, Instruments & Components - 3.60%
Brightpoint, Inc.*	69,600	376,536
Insight Enterprises, Inc.*	67,400	1,134,342
OSI Systems, Inc.*	14,600	924,764

		2,435,642

Energy Equipment & Services - 1.93%
Helix Energy Solutions
Group, Inc.*	42,900	703,989
Pioneer Drilling Co.*	75,100	598,547

		1,302,536

Food & Staples Retailing - 2.62%
Pantry, Inc. (The)*	31,900	468,930
Susser Holdings Corp.*	16,300	605,871
Weis Markets, Inc.	15,600	694,512

		1,769,313

Food Products - 1.34%
Smart Balance, Inc.*	96,300	904,257

61	Annual Report | June 30, 2012

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Gas Utilities - 1.01%
Laclede Group, Inc. (The)	17,100	$680,751
Health Care Providers & Services - 3.31%
Kindred Healthcare, Inc.*	67,100	659,593
Skilled Healthcare Group, Inc., Class A*	90,300	567,084
Triple-S Management Corp., Class B*	26,100	477,108
U.S. Physical Therapy, Inc.	21,000	534,030

		2,237,815
Hotels, Restaurants & Leisure - 2.44%
Caribou Coffee Co., Inc.*	33,700	435,067
Town Sports International Holdings, Inc.*	91,500	1,216,035

		1,651,102
Household Durables - 1.88%
Blyth, Inc.	17,000	587,520
Hovnanian Enterprises, Inc., Class A*	235,700	683,530

		1,271,050
Industrial Conglomerates - 0.74%
Standex International Corp.	11,800	502,326
Insurance - 7.84%
Argo Group International Holdings, Ltd.	14,900	436,123
CNO Financial Group, Inc.	100,600	784,680
Employers Holdings, Inc.	21,600	389,664
Primerica, Inc.	30,100	804,573
ProAssurance Corp.	7,600	677,084
RLI Corp.	10,300	702,460
Symetra Financial Corp.	61,800	779,916
United Fire Group, Inc.	20,200	430,866
Universal Insurance
Holdings, Inc.	87,491	298,344

		5,303,710
IT Services - 2.12%
CACI International, Inc., Class A*	15,800	869,316
Unisys Corp.*	29,000	566,950

		1,436,266
Leisure Equipment & Products - 0.69%
Arctic Cat, Inc.*	12,800	467,968
Machinery - 1.17%
Lydall, Inc.*	58,500	790,920

Industry Company	Shares	Value

Media - 2.02%
Sinclair Broadcast Group, Inc., Class A#	151,100	$1,368,966
Metals & Mining - 1.13%
Kaiser Aluminum Corp.	14,700	762,048
Multiline Retail - 1.61%
Dillard’s, Inc., Class A	17,100	1,088,928
Oil, Gas & Consumable Fuels - 2.74%
Cloud Peak Energy, Inc.*	45,100	762,641
Swift Energy Co.*	13,500	251,235
Western Refining, Inc.	27,000	601,290
Westmoreland Coal Co.*	29,300	235,865

		1,851,031
Paper & Forest Products - 2.81%
Neenah Paper, Inc.	18,800	501,772
PH Glatfelter Co.	85,600	1,401,272

		1,903,044
Personal Products - 1.38%
Elizabeth Arden, Inc.*	24,100	935,321
Pharmaceuticals - 1.40%
Medicines Co. (The)*	41,400	949,716
Professional Services - 0.05%
CBIZ, Inc.*	5,700	33,858
Real Estate Investment Trusts (REITs) - 10.79%
Agree Realty Corp.	1,703	37,687
ARMOUR Residential REIT, Inc.+	59,300	421,623
BioMed Realty Trust, Inc.	53,900	1,006,852
First Industrial Realty Trust, Inc.*	89,100	1,124,442
Gramercy Capital Corp.*	225,300	563,250
iStar Financial, Inc.*+	81,300	524,385
MPG Office Trust, Inc.*	172,700	347,127
National Retail Properties, Inc.	25,600	724,224
One Liberty Properties, Inc.	11,800	222,194
Retail Opportunity Investments Corp.+	91,000	1,097,460
Sabra Health Care REIT, Inc.	27,400	468,814
Weingarten Realty Investors	28,840	759,646

		7,297,704
Road & Rail - 5.17%
Amerco, Inc.	15,700	1,412,529

www.bridgeway.com	62

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Road & Rail (continued)
Arkansas Best Corp.	19,800	$249,480
Quality Distribution, Inc.*	29,400	326,046
RailAmerica, Inc.*	37,700	912,340
Saia, Inc.*	27,200	595,408

		3,495,803

Semiconductors & Semiconductor Equipment - 2.10%
Amkor Technology, Inc.*	143,000	697,840
Photronics, Inc.*	118,800	724,680

		1,422,520

Specialty Retail - 4.24%
Cabela’s, Inc.*	19,600	741,076
Conn’s, Inc.*+	27,600	408,480
Genesco, Inc.*	18,800	1,130,820
Penske Automotive Group, Inc.+	27,500	584,100

		2,864,476

Thrifts & Mortgage Finance - 3.21%
Doral Financial Corp.*	243,800	365,700
Northwest Bancshares, Inc.	58,200	681,522
Ocwen Financial Corp.*	51,100	959,658
Oritani Financial Corp.	11,346	163,269

		2,170,149

Trading Companies & Distributors - 1.12%
United Rentals, Inc.*	22,200	755,688

Water Utilities - 0.81%
American States Water Co.	13,800	546,204

TOTAL COMMON STOCKS - 97.95%		66,222,912

(Cost $59,880,766)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.90%
BlackRock FedFund	0.01%	1,282,952	$1,282,952

TOTAL MONEY MARKET FUND - 1.90%			1,282,952

(Cost $1,282,952)

Total Investments - 99.85%			$67,505,864
(Cost $61,163,718)
Other Assets in Excess of Liabilities - 0.15%			103,982

NET ASSETS - 100.00%			$67,609,846

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $271,800.
^	Rate disclosed as of June 30, 2012.
+	This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $4,232,950 at June 30, 2012.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$66,222,912	$—	$—	$66,222,912
Money Market Fund	—	1,282,952	—	1,282,952

TOTAL	$66,222,912	$1,282,952	$—	$67,505,864

Other Financial Instruments**
Swaps	$—	$33,837	$—	$33,837

TOTAL	$—	$33,837	$—	$33,837

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

See Notes to Financial Statements

63	Annual Report | June 30, 2012

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 3.96%, slightly outperforming our primary market benchmark, the Russell 1000 Growth Index (-4.02%) and beating our peer benchmark, the Lipper Large-Cap Growth Funds Index (-6.32%). In a quarter containing the fourth high correlation spike since 2008 (see page 3), we are pleased with these results.

For the fiscal year ended June 30, 2012, our Fund appreciated 0.37%, trailing our primary market benchmark, the Russell 1000 Growth Index (+5.76%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+1.26%). The fiscal year contained two high correlation spikes, conditions in which our growth leaning Funds have generally not fared well. Additionally, compared to our primary benchmark, our more reasonable but still strong weighting of Apple Inc. (3.0% versus 6.4%) cost the Fund 1.6% of relative performance in the fiscal year.

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	Since Inception (10/31/03)

Large-Cap Growth Fund	-3.96%	0.37%	-0.54%	3.77%
Russell 1000 Growth Index	-4.02%	5.76%	2.87%	5.49%
Lipper Large-Cap Growth Funds Index	-6.32%	1.26%	1.24%	4.28%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Large-Cap Growth Fund ranked 204th of 504 large-cap growth funds for the twelve-month period ended June 30, 2012, 251st of 362 over the last five years and 231st of 270 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	64

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index

from Inception 10/31/03 to 6/30/12

Detailed Explanation of Quarterly Performance

The Short Version: In spite of a company size disadvantage costing the Fund about 0.8% of returns relative to our primary market benchmark, and in spite of the fourth high correlation spike of a macro driven economy, our Fund eked out a slight market-beating return. The Energy sector added the most (about one half percent) to relative returns for the quarter.

In any era where investors move to the largest, most stable stocks, our non-market cap weighting strategy puts our Fund at some disadvantage relative to our market benchmark, which is market cap weighted. A market cap weighted strategy means owning companies in proportion to their size. Over the long haul, our strategy has historically given us a slight tailwind. Not so in this quarter (where we had a 0.8% disadvantage in relative performance) and especially in the fiscal year, as highlighted below. Recent large cap dominance is not unrelated to the macro-driven market environment discussed on page 3.

Strong stock picking combined with our underweighting in the poorly performing Energy sector added over one half percent to our relative returns for the quarter.

Detailed Explanation of Fiscal Year Performance

The Short Version: In the unfavorable market environment of two high correlation spikes (see page 3), investors flocked to the safety of the market’s largest stocks. This cost our Fund 4.4% of returns relative to our primary market benchmark, accounting for most of our fiscal year underperformance.

Company size was the biggest factor in our Fund’s fiscal year underperformance relative to our primary market benchmark. Apple Inc. soared 74% and accounted for over two percentage points of our relative underperformance, since the company comprised approximately 6.4% of the Russell 1000 Growth Index and 3.4% of the Fund during the fiscal year. The Fund’s adviser believes that the index’s 6.4% weighting leads to company specific risk that is not commensurately rewarded with returns over the long haul. This phenomenon was just as true with Microsoft in the late 1990’s. It’s an approach that is great on the way up, but very painful on the way down; at any rate, it does not line up with Bridgeway’s careful management of company, industry, and sector specific risk. Overall, this company size difference between the Fund and the Index accounted for a whopping 4.4% fiscal year performance difference.

65	Annual Report | June 30, 2012

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

From a sector viewpoint, Information Technology and Consumer Discretionary stocks hurt performance the most. Consumer Staples and Industrials helped some, but not nearly enough to make up the difference.

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	3.4%
2	International Business Machines Corp.	IT Services	2.5%
3	Viacom, Inc.	Media	1.7%
4	Mastercard, Inc.	IT Services	1.7%
5	Colgate-Palmolive Co.	Household Products	1.6%
6	Biogen Idec, Inc.	Biotechnology	1.6%
7	Union Pacific Corp.	Road & Rail	1.5%
8	AutoZone, Inc.	Specialty Retail	1.5%
9	Sherwin-Williams Co. (The)	Chemicals	1.5%
10	Google, Inc.	Internet Software & Services	1.4%
	Total		18.4%

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	22.9%	16.2%	6.7%
Consumer Staples	12.2%	13.2%	-1.0%
Energy	8.1%	3.7%	4.4%
Financials	3.2%	4.5%	-1.3%
Health Care	9.0%	11.9%	-2.9%
Industrials	12.1%	12.4%	-0.3%
Information Technology	20.2%	31.7%	-11.5%
Materials	8.4%	3.9%	4.5%
Telecommunication Services	2.5%	2.3%	0.2%
Utilities	0.0%	0.2%	-0.2%
Cash & Other Assets	1.4%	0.0%	1.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

www.bridgeway.com	66

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

67	Annual Report | June 30, 2012

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 98.55%
Aerospace & Defense - 4.16%
Boeing Co. (The)	5,900	$438,370
Lockheed Martin Corp.	5,800	505,064
Precision Castparts Corp.	2,300	378,327
Textron, Inc.	27,800	691,386

		2,013,147

Airlines - 1.12%
United Continental Holdings, Inc.*	22,300	542,559

Automobiles - 0.83%
Ford Motor Co.	42,100	403,739

Beverages - 3.94%
Brown-Forman Corp., Class B	3,000	290,550
Coca-Cola Co. (The)	6,600	516,054
Coca-Cola Enterprises, Inc.	20,200	566,408
Monster Beverage Corp.*	7,500	534,000

		1,907,012

Biotechnology - 2.46%
Biogen Idec, Inc.*	5,400	779,652
Celgene Corp.*	6,400	410,624

		1,190,276

Chemicals - 4.67%
CF Industries Holdings, Inc.	3,300	639,342
Rockwood Holdings, Inc.	10,200	452,370
Sherwin-Williams Co. (The)	5,400	714,690
Valspar Corp.	8,700	456,663

		2,263,065

Commercial Banks - 1.05%
Huntington Bancshares, Inc.	79,900	511,360

Communications Equipment - 0.44%
Cisco Systems, Inc.	12,300	211,191

Computers & Peripherals - 5.07%
Apple, Inc.*#	2,800	1,635,200
Dell, Inc.*	36,700	459,484
Western Digital Corp.*	11,900	362,712

		2,457,396

Consumer Finance - 1.03%
Discover Financial Services	14,400	497,952

Containers & Packaging - 1.00%
Crown Holdings, Inc.*	14,100	486,309

Diversified Consumer Services - 0.53%
H&R Block, Inc.	16,100	257,278

Industry Company	Shares	Value

Diversified Financial Services - 1.10%
Moody’s Corp.	14,600	$533,630

Diversified Telecommunication Services - 2.46%
tw telecom, inc.*	23,500	603,010
Verizon Communications, Inc.	13,200	586,608

		1,189,618

Energy Equipment & Services - 1.79%
Diamond Offshore Drilling, Inc.	6,300	372,519
Halliburton Co.	17,400	493,986

		866,505

Food & Staples Retailing - 2.53%
Costco Wholesale Corp.	4,700	446,500
Wal-Mart Stores, Inc.	4,900	341,628
Whole Foods Market, Inc.	4,600	438,472

		1,226,600

Food Products - 0.78%
General Mills, Inc.	9,800	377,692

Health Care Providers & Services - 3.75%
DaVita, Inc.*	6,800	667,828
HCA Holdings, Inc.	14,300	435,149
Humana, Inc.	2,800	216,832
McKesson Corp.	5,300	496,875

		1,816,684

Hotels, Restaurants & Leisure - 3.52%
Chipotle Mexican Grill, Inc.*	1,200	455,940
McDonald’s Corp.	5,000	442,650
Starbucks Corp.	8,900	474,548
Wynn Resorts, Ltd.	3,200	331,904

		1,705,042

Household Durables - 0.21%
Tempur-Pedic International, Inc.*	4,400	102,916

Household Products - 3.45%
Colgate-Palmolive Co.	7,500	780,750
Kimberly-Clark Corp.	5,300	443,981
Procter & Gamble Co. (The)	7,300	447,125

		1,671,856

Internet Software & Services - 1.44%
Google, Inc., Class A*	1,200	696,084

IT Services - 9.18%
Accenture PLC, Class A	8,800	528,792

www.bridgeway.com	68

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Alliance Data Systems Corp.*	3,800	$513,000
International Business Machines Corp.	6,300	1,232,154
Mastercard, Inc., Class A	1,900	817,209
NeuStar, Inc., Class A*	10,300	344,020
Visa, Inc., Class A	4,100	506,883
Western Union Co. (The)	29,900	503,516

		4,445,574

Leisure Equipment & Products - 0.65%
Polaris Industries, Inc.	4,400	314,512

Life Sciences Tools & Services - 0.86%
Agilent Technologies, Inc.	10,600	415,944

Machinery - 0.92%
Cummins, Inc.	4,600	445,786

Marine - 1.41%
Kirby Corp.*	14,500	682,660

Media - 3.89%
Comcast Corp., Class A	20,000	639,400
DIRECTV, Class A*	8,600	419,852
Viacom, Inc., Class B	17,600	827,552

		1,886,804

Metals & Mining - 2.71%
Cliffs Natural Resources, Inc.	5,100	251,379
Freeport-McMoRan Copper & Gold, Inc.	16,400	558,748
Southern Copper Corp.	15,900	501,009

		1,311,136

Multiline Retail - 2.78%
Dollar General Corp.*	8,300	451,437
Dollar Tree, Inc.*	6,400	344,320
Macy’s, Inc.	16,000	549,600

		1,345,357

Oil, Gas & Consumable Fuels - 6.34%
Chevron Corp.	3,400	358,700
ConocoPhillips	5,900	329,692
Denbury Resources, Inc.*	24,300	367,173
HollyFrontier Corp.	10,600	375,558
Marathon Petroleum Corp.	13,200	592,944
Occidental Petroleum Corp.	5,500	471,735
Phillips 66*	2,950	98,058
Pioneer Natural Resources Co.	5,400	476,334

		3,070,194

Industry Company	Shares	Value

Personal Products - 1.49%
Estee Lauder Cos., Inc., Class A (The)	8,500	$460,020
Herbalife, Ltd.	5,400	260,982

		721,002

Pharmaceuticals - 1.91%
Abbott Laboratories	6,900	444,843
Allergan, Inc.	5,200	481,364

		926,207

Road & Rail - 2.55%
CSX Corp.	22,200	496,392
Union Pacific Corp.	6,200	739,722

		1,236,114

Semiconductors & Semiconductor Equipment - 2.23%
Intel Corp.	9,100	242,515
Lam Research Corp.*	9,000	339,660
Xilinx, Inc.	14,900	500,193

		1,082,368

Software - 1.87%
Microsoft Corp.	7,700	235,543
Oracle Corp.	22,600	671,220

		906,763

Specialty Retail - 9.74%
Advance Auto Parts, Inc.	7,100	484,362
AutoZone, Inc.*	2,000	734,340
Bed Bath & Beyond, Inc.*	3,900	241,020
Home Depot, Inc. (The)	11,000	582,890
Limited Brands, Inc.	6,900	293,457
PetSmart, Inc.	3,700	252,266
Ross Stores, Inc.	7,800	487,266
Sally Beauty Holdings, Inc.*	15,900	409,266
TJX Cos., Inc.	11,400	489,402
Tractor Supply Co.	3,800	315,628
Ulta Salon Cosmetics & Fragrance, Inc.	4,600	429,548

		4,719,445

Textiles, Apparel & Luxury Goods - 0.71%
PVH Corp.	4,400	342,276

Trading Companies & Distributors - 1.98%
Fastenal Co.	7,200	290,232
W.W. Grainger, Inc.	3,500	669,340

		959,572

TOTAL COMMON STOCKS - 98.55% (Cost $42,589,867)		47,739,625

69	Annual Report | June 30, 2012

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Rate^		Shares	Value
MONEY MARKET FUND - 0.71%
BlackRock FedFund	0.01%	346,004	$346,004

TOTAL MONEY MARKET FUND - 0.71%			346,004

(Cost $346,004)

TOTAL INVESTMENTS - 99.26%			$48,085,629
(Cost $42,935,871)
Other Assets in Excess of Liabilities - 0.74%			357,886

NET ASSETS - 100.00%			$48,443,515

*     Non-income producing security.

#    Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $467,200.

^    Rate disclosed as of June 30, 2012.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,739,625	$—	$—	$47,739,625
Money Market Fund	—	346,004	—	346,004

TOTAL	$47,739,625	$346,004	$—	$48,085,629

Other Financial Instru- ments**
Swaps	$—	$17,951	$—	$17,951

TOTAL	$—	$17,951	$—	$17,951

**   Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

See Notes to Financial Statements.

www.bridgeway.com	70

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended June 30, 2012, our Fund declined 2.04%, outperforming our primary market benchmark, the S&P 500 Index (-2.75%), our peer benchmark, the Lipper Large-Cap Core Funds Index (-3.39%), but trailing the Russell Top 50 Index (-1.93%). We performed as expected in a period where the very largest caps had the highest returns.

For the fiscal year ending June 30, 2012, the Fund appreciated 9.72%, outperforming our primary market benchmark, the S&P 500 Index (+5.45%) and our peer benchmark, the Lipper Large-Cap Core Funds Index (+2.65%), but trailing the Russell Top 50 Index (+11.44%). In line with our Fund’s design, we outperformed our primary market benchmark in a period where large companies dominated performance. Apple Inc.’s whopping 7.4% representation in the Russell Top 50 Index, almost twice Apple’s (still large) representation in our Fund, caused a “headwind” of approximately 1.4%. This accounts for most of our underperformance relative to the more concentrated and riskier Russell Top 50 Index.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance from inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	-2.04%	9.72%	1.23%	5.04%	4.80%
S&P 500 Index	-2.75%	5.45%	0.22%	5.33%	4.26%
Russell Top 50 Index	-1.93%	11.44%	0.44%	4.39%	3.22%
Bridgeway Ultra-Large 35 Index	-1.99%	10.26%	1.53%	5.27%	4.98%
Lipper Large-Cap Core Funds Index	-3.39%	2.65%	-0.47%	4.32%	3.47%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, Blue-Chip 35 Index Fund ranked 23rd of 1,042 large-cap core funds for the twelve months ending June 30, 2012, 105th of 807 over the last five years, 185th of 550 over the last ten years, and 59th of 259 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

71	Annual Report | June 30, 2012

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Index*, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 6/30/12

*	The Russell Top 50 Index began on12/31/2001, and the line graph for the Index begins at the same value as the Fund on that date.

Quarterly and Fiscal Year Performance by Company Size:

The Short Version: Ultra-large stocks were the place to be for the quarter and the year as they dominated nearly all other size stocks. Relative to our primary market benchmark, the S&P 500 Index, our Fund’s advantages over the last year included both its ultra-large size and our less risky “roughly equal” strategy of weighting stocks. The latter tends to help in choppy markets such as the last year.

As demonstrated in the table below, ultra-large or CRSP 1 decile stocks outperformed all other market cap stocks, with the exception of ultra-small or CRSP 10 stocks, for the quarter. This gave us a sizeable edge over the S&P 500 Index; almost 22% of its holdings fell outside the ultra-large stock category.

For the fiscal year ended June 30, 2012, ultra-large stocks outperformed all other deciles of market caps by at least seven and three-fourths percent. This market condition allowed us to rank as high as we did in the Lipper Large-Cap Core Funds category for the year as shown above. However, it is also one of the conditions where our equal weighting philosophy hinders performance, as demonstrated by our underperformance versus the market-cap weighted Russell Top 50 Index.

Standardized Returns as of June 30, 2012

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	86.5 Years
1 (ultra-large)	-2.27%	7.66%	0.49%	4.81%	9.09%
2	-4.61%	-0.15%	0.68%	8.05%	10.39%
3	-6.33%	-4.40%	0.89%	8.12%	10.77%
4	-6.85%	-3.88%	2.02%	8.92%	10.73%
5	-5.81%	-6.10%	2.84%	9.84%	11.27%
6	-5.24%	-1.48%	1.77%	8.45%	11.25%
7	-4.02%	-1.88%	3.09%	9.34%	11.25%
8	-5.21%	-2.22%	2.93%	9.69%	11.45%
9	-4.13%	-2.88%	1.61%	8.31%	11.46%
10 (ultra-small)	-2.01%	-0.85%	0.97%	11.61%	13.02%

www.bridgeway.com	72

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

1	Performance figures are as of the period ended June 30, 2012. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Apart from a size advantage, our quarterly rebalancing of company weights, what we call a “roughly equal weighting strategy,” gave us a performance boost in the fiscal year. This strategy has a “buy low, sell high” feel to it. Historically, over the nearly 15 year history of our Fund — and not in every quarter or year — it has allowed our Fund to keep up with, or slightly exceed, the returns of the S&P 500 with less risk.

The poster child for this strategy in fiscal year 2012 is Occidental Petroleum. Occidental declined a whopping 30.90% in the September quarter, much worse than the 10.79% decline of the Fund overall. Following our roughly equal weighting strategy, we added to this position, bringing it back up near the Fund average weight in the downturn. If it weren’t for the disciplined and mechanical nature of this Fund rebalancing, it might take a lot of “guts” to do so. But the discipline of our investment process ensures that we take this kind of emotion out of the process. It worked particularly well in the December quarter, as Occidental was our single best performer, up 31.67%. However, after this nice run-up, our conservative process had us trimming Occidental back toward our roughly equal weighting strategy. Our trim was not too badly timed, as Occidental followed energy prices downward over the next quarter. Had we held Occidental without adding and trimming because of our equal weighting philosophy (what most index funds do), the stock, which declined 15.73% for the fiscal year, would have contributed a negative 0.98% to the Fund. Occidental’s actual contribution to return was a negative 0.27%. This 0.71% difference may not seem like a lot, but it is more than four times the entire operating expenses of our Fund.

Here’s the full list of our companies’ contribution to returns for the fiscal year:

Rank	Company	Industry	% Contribution to Return
1	Apple, Inc.	Computers & Peripherals	2.3%
2	Visa, Inc.	IT Services	1.5%
3	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.9%
4	Intel Corp.	Semiconductors & Semiconductor Equipment	0.8%
5	Verizon Communications, Inc.	Diversified Telecommunication Services	0.7%
6	CVS Caremark Corp.	Food & Staples Retailing	0.7%
7	Abbott Laboratories	Pharmaceuticals	0.7%
8	Merck & Co., Inc.	Pharmaceuticals	0.6%
9	Monsanto Co.	Chemicals	0.6%
10	Wells Fargo & Co.	Commercial Banks	0.6%
11	Microsoft Corp.	Software	0.5%
12	AT&T, Inc.	Diversified Telecommunication Services	0.5%
13	Pfizer, Inc.	Pharmaceuticals	0.5%
14	International Business Machines Corp.	IT Services	0.5%
15	Cisco Systems, Inc.	Communications Equipment	0.5%
16	Coca-Cola Co. (The)	Beverages	0.5%
17	Google, Inc.	Internet Software & Services	0.4%
18	General Electric Co.	Industrial Conglomerates	0.4%
19	McDonald’s Corp.	Hotels, Restaurants & Leisure	0.4%
20	United Parcel Service, Inc.	Air Freight & Logistics	0.3%
21	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.3%
22	Berkshire Hathaway, Inc.	Insurance	0.2%
23	Chevron Corp.	Oil, Gas & Consumable Fuels	0.2%

73	Annual Report | June 30, 2012

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Rank	Company	Industry	% Contribution to Return
24	Johnson & Johnson	Pharmaceuticals	0.2%
25	ConocoPhillips	Oil, Gas & Consumable Fuels	0.1%
26	PepsiCo, Inc.	Beverages	0.1%
27	Procter & Gamble Co. (The)	Household Products	0.1%
28	Phillips 66	Oil, Gas & Consumable Fuels	0.0%
29	3M Co.	Industrial Conglomerates	-0.1%
30	Oracle Corp.	Software	-0.2%
31	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	-0.3%
32	United Technologies Corp.	Aerospace & Defense	-0.3%
33	JPMorgan Chase & Co.	Diversified Financial Services	-0.4%
34	Bank of America Corp.	Diversified Financial Services	-0.5%
35	Schlumberger, Ltd.	Energy Equipment & Services	-0.7%
36	Goldman Sachs Group, Inc. (The)	Capital Markets	-0.8%
37	Hewlett-Packard Co.	Computers & Peripherals	-1.5%

* Returns are actual company returns for the period during which the Fund held shares.

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	3.0%	11.0%	-8.0%
Consumer Staples	13.6%	11.3%	2.3%
Energy	13.5%	10.8%	2.7%
Financials	12.9%	14.4%	-1.5%
Health Care	10.3%	12.0%	-1.7%
Industrials	10.4%	10.5%	-0.1%
Information Technology	27.8%	19.7%	8.1%
Materials	2.6%	3.4%	-0.8%
Telecommunication Services	5.8%	3.2%	2.6%
Utilities	0.0%	3.7%	-3.7%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	74

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 100.08%
Aerospace & Defense - 2.54%
United Technologies Corp.	88,680	$6,698,000

Air Freight & Logistics - 2.61%
United Parcel Service, Inc., Class B	87,463	6,888,586

Beverages - 5.45%
Coca-Cola Co. (The)	97,857	7,651,439
PepsiCo, Inc.	95,450	6,744,497

		14,395,936

Capital Markets - 2.55%
Goldman Sachs Group, Inc. (The)	70,200	6,729,372

Chemicals - 2.60%
Monsanto Co.	82,850	6,858,323

Commercial Banks - 2.60%
Wells Fargo & Co.	205,359	6,867,205

Communications Equipment - 2.52%
Cisco Systems, Inc.	387,708	6,656,946

Computers & Peripherals - 6.47%
Apple, Inc.*	17,800	10,395,200
Hewlett-Packard Co.	332,700	6,690,597

		17,085,797

Diversified Financial Services - 5.18%
Bank of America Corp.	865,008	7,075,766
JPMorgan Chase & Co.	185,295	6,620,590

		13,696,356

Diversified Telecommunication Services - 5.84%
AT&T, Inc.	218,325	7,785,470
Verizon Communications, Inc.	171,889	7,638,747

		15,424,217

Energy Equipment & Services - 2.50%
Schlumberger, Ltd.	101,600	6,594,856

Food & Staples Retailing - 5.59%
CVS Caremark Corp.	146,100	6,827,253
Wal-Mart Stores, Inc.	113,719	7,928,489

		14,755,742

Hotels, Restaurants & Leisure - 3.03%
McDonald’s Corp.	90,500	8,011,965

Industry Company	Shares	Value

Household Products - 2.53%
Procter & Gamble Co. (The)	109,326	$6,696,218

Industrial Conglomerates - 5.25%
3M Co.	77,050	6,903,680
General Electric Co.	333,843	6,957,288

		13,860,968

Insurance - 2.58%
Berkshire Hathaway, Inc., Class B*	81,950	6,828,893

Internet Software & Services - 2.59%
Google, Inc., Class A*	11,780	6,833,225

IT Services - 7.09%
International Business Machines Corp.	43,567	8,520,834
Visa, Inc., Class A	82,650	10,218,019

		18,738,853

Oil, Gas & Consumable Fuels - 11.02%
Chevron Corp.	65,195	6,878,072
ConocoPhillips	118,115	6,600,266
Exxon Mobil Corp.	80,687	6,904,387
Occidental Petroleum Corp.	82,050	7,037,428
Phillips 66*	50,957	1,693,811

		29,113,964

Pharmaceuticals - 10.35%
Abbott Laboratories	106,700	6,878,949
Johnson & Johnson	99,252	6,705,465
Merck & Co., Inc.	165,635	6,915,261
Pfizer, Inc.	297,244	6,836,612

		27,336,287

Semiconductors & Semiconductor Equipment - 3.47%
Intel Corp.	343,743	9,160,751

Software - 5.72%
Microsoft Corp.	262,745	8,037,370
Oracle Corp.	238,513	7,083,836

		15,121,206

TOTAL COMMON STOCKS - 100.08%		264,353,666

(Cost $187,537,346)

75	Annual Report | June 30, 2012

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.01%	5,950	$5,950

TOTAL MONEY MARKET FUND - 0.00%			5,950

(Cost $5,950)
TOTAL INVESTMENTS - 100.08%			$264,359,616
(Cost $187,543,296)
Liabilities in Excess of Other Assets - (0.08%)			(199,010)

NET ASSETS - 100.00%			$264,160,606

* Non-income producing security. ^ Rate disclosed as of June 30, 2012.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$264,353,666	$ —	$ —	$264,353,666
Money Market Fund	—	5,950	—	5,950

TOTAL	$264,353,666	$5,950	$ —	$264,359,616

See Notes to Financial Statements.

www.bridgeway.com	76

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Managed Volatility Fund Shareholder:

For the quarter ended June 30, 2012, Managed Volatility Fund returned 0.00%, outperforming our primary market benchmark, the S&P 500 Index (-2.75%), our peer benchmark, the Lipper Balanced Funds Index (-1.98%), but trailing the fixed income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.21%). It was a down quarter for the broad stock market, and we are pleased to have created a sizable cushion in a choppy, declining market.

For the full fiscal year ended June 30, 2012, the Fund appreciated 3.74%, trailing our primary market benchmark, the S&P 500 Index (+5.45%), but capturing 69% of the Index return — a favorable result. Our goal is to capture 40% or more of the market’s upside over the long term. Our short-term risk this quarter — a very short timeframe to measure it — was just over 50% (as measured by the standard deviation of monthly returns), compared to our goal of 40%.

Our hybrid Fund invests in both equity and fixed-income securities, while incorporating an options strategy designed to produce a conservative, lower-volatility Fund. During very favorable equity market conditions, the Fund often under-performs many of the more aggressive benchmarks. On the other hand, when stocks struggle and investors seek the safe haven of more conservative bonds, Managed Volatility Fund tends to perform better than the equity-only indexes. Thus, our Fund has generally performed according to our design over the last year.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (6/30/01)
Managed Volatility Fund	0.00%	3.74%	0.92%	4.04%	3.59%
S&P 500 Index	-2.75%	5.45%	0.22%	5.33%	2.96%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.21%	0.84%	3.35%	3.07%	3.40%
Lipper Balanced Funds Index	-1.98%	1.77%	1.81%	5.37%	4.12%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2012, the Managed Volatility Fund ranked 81st of 494 mixed-asset target allocation moderate funds for the fiscal year ended June 30, 2012, 297th of 402 over the past five years, 180th of 199 over the past ten years and 118th of 171 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

77	Annual Report | June 30, 2012

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

According to data from Morningstar as of June 30, 2012, the Managed Volatility Fund ranked 21st of 179 long-short funds for the fiscal year ended June 30, 2012, 15th out of 55 funds over the past five years and 9th of 19 funds over the last ten years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 6/30/12

Detailed Explanation of Quarterly Performance

The Short Version: The stock portion of our Fund hurt our relative returns, but the options premiums and fixed income portions of our Fund helped us beat the returns of the S&P 500 Index.

Our three most heavily weighted sectors, Energy, Information Technology and Industrials all performed poorly and, combined with our slight overweighting versus the Index in each one, they cost us some relative performance. We were helped by having a little higher percentage of stock holdings in the best performing ultra-large, or decile 1 stocks in the Fund versus the S&P 500 Index. As is generally inherent in a relatively flat market, few options were exercised, and the premiums we received from our covered call and put options boosted our returns. The fixed income portion of our Fund is mainly invested in U.S. Treasuries, which always cushions negative returns in a down market such as this quarter.

Detailed Explanation of Fiscal Year Performance

The Short Version: The Information Technology sector helped the most for the fiscal year, and the fixed income portion of the Fund reduced volatility.

For the fiscal year, Information Technology, Consumer Staples and Health Care stocks helped our performance the most. Energy and Consumer Discretionary stocks cost us some returns. The fixed income portion of our Fund performed in line with our strategy, which is to keep our returns less volatile than the Index.

www.bridgeway.com	78

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.8%
2	Seagate Technology PLC	Computers & Peripherals	1.7%
3	Chevron Corp.	Oil, Gas & Consumable Fuels	1.5%
4	Apple, Inc.	Computers & Peripherals	1.5%
5	United Rentals, Inc.	Trading Companies & Distributors	1.4%
6	AutoZone, Inc.	Specialty Retail	1.4%
7	Travelers Cos., Inc. (The)	Insurance	1.2%
8	Brown-Forman Corp.	Beverages	1.2%
9	Cabela’s, Inc.	Specialty Retail	1.2%
10	L-3 Communications Holdings, Inc.	Aerospace & Defense	1.1%
			14.0%

Industry Sector Representation as of June 30, 2012

Asset Type	% of Net Assets
Common Stock	60.9%
Consumer Discretionary	7.6%
Consumer Staples	5.7%
Energy	8.9%
Financials	6.7%
Health Care	5.5%
Industrials	8.6%
Information Technology	12.3%
Materials	1.4%
Telecommunication Services	0.9%
Utilities	3.3%
U.S. Government Obligations	37.3%
Covered Call Options Written	-1.1%
Put Options Written	-0.4%
Money Market Funds	3.1%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies and investments in foreign companies within this multi-cap fund generally carry greater risk than are customarily associated with larger, domestic companies. In addition, the stock of small companies and investments in foreign securities tend to be more volatile than the stock of large, domestic companies. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and

79	Annual Report | June 30, 2012

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. The Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	80

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 60.95%
Aerospace & Defense - 3.10%
Honeywell International, Inc.#	2,100	$117,264
L-3 Communications Holdings, Inc.#	3,500	259,035
Lockheed Martin Corp.	870	75,760
Northrop Grumman Corp.#	400	25,516
Textron, Inc.#	7,500	186,525
United Technologies Corp.	940	70,998

		735,098

Air Freight & Logistics - 0.46%
FedEx Corp.	1,200	109,932

Beverages - 2.03%
Brown-Forman Corp., Class B	2,950	285,707
Coca-Cola Co. (The)	2,500	195,475

		481,182

Biotechnology - 0.30%
Gilead Sciences, Inc.*#	1,400	71,792

Capital Markets - 0.82%
Ameriprise Financial, Inc.#	1,080	56,441
Bank of New York Mellon Corp. (The)	1,032	22,652
Charles Schwab Corp. (The)	3,500	45,255
Morgan Stanley	800	11,672
State Street Corp.#	1,300	58,032

		194,052

Chemicals - 1.11%
Dow Chemical Co. (The)#	2,900	91,350
Monsanto Co.	500	41,390
Sherwin-Williams Co. (The)	600	79,410
Sigma-Aldrich Corp.	700	51,751

		263,901

Commercial Banks - 1.27%
Comerica, Inc.	1,600	49,136
KeyCorp	3,700	28,638
US Bancorp#	2,200	70,752
Wells Fargo & Co.#	4,571	152,854

		301,380

Communications Equipment - 0.89%
Cisco Systems, Inc.#	11,600	199,172
Juniper Networks, Inc.*#	700	11,417

		210,589

Industry Company	Shares	Value

Computers & Peripherals - 4.46%
Apple, Inc.*#	600	$350,400
Hewlett-Packard Co.#	9,000	180,990
Lexmark International, Inc., Class A#	1,800	47,844
SanDisk Corp.*#	1,900	69,312
Seagate Technology PLC#	16,500	408,045

		1,056,591

Construction & Engineering - 0.16%
Dycom Industries, Inc.*#	2,000	37,220

Consumer Finance - 0.83%
American Express Co.	1,500	87,315
Capital One Financial Corp.	2,000	109,320

		196,635

Diversified Financial Services - 1.10%
Bank of America Corp.#	9,100	74,438
Citigroup, Inc.	510	13,979
JPMorgan Chase & Co.#	4,800	171,504

		259,921

Diversified Telecommunication Services - 0.78%
AT&T, Inc.	3,400	121,244
Frontier Communications Corp.+	672	2,574
Verizon Communications, Inc.	1,400	62,216

		186,034

Electric Utilities - 0.67%
American Electric Power Co., Inc.	1,600	63,840
Exelon Corp.	1,100	41,382
Progress Energy, Inc.	900	54,153

		159,375

Electrical Equipment - 0.22%
Emerson Electric Co.#	1,100	51,238

Electronic Equipment, Instruments & Components - 0.10%
FLIR Systems, Inc.#	1,200	23,400

Energy Equipment & Services - 1.30%
Halliburton Co.#	9,000	255,510
National Oilwell Varco, Inc.	800	51,552

		307,062

Food & Staples Retailing - 1.15%
CVS Caremark Corp.	1,400	65,422

81	Annual Report | June 30, 2012

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
Kroger Co. (The)#	1,000	$ 23,190
Safeway, Inc.#	4,400	79,860
Wal-Mart Stores, Inc.	1,500	104,580

		273,052

Food Products - 1.09%
Archer-Daniels-Midland Co.	1,500	44,280
General Mills, Inc.#	2,400	92,496
Mead Johnson Nutrition Co.#	1,516	122,053

		258,829

Gas Utilities - 1.07%
ONEOK, Inc.#	6,000	253,860

Health Care Equipment & Supplies - 0.88%
Baxter International, Inc.	1,300	69,095
Becton Dickinson & Co.	220	16,445
CR Bard, Inc.	500	53,720
Stryker Corp.#	1,260	69,426

		208,686

Health Care Providers & Services - 2.12%
Express Scripts Holding Co.*#	2,134	119,141
Laboratory Corp. of America Holdings*	300	27,783
Quest Diagnostics, Inc.	400	23,960
UnitedHealth Group, Inc.	1,300	76,050
WellPoint, Inc.#	4,000	255,160

		502,094

Hotels, Restaurants & Leisure - 0.34%
McDonald’s Corp.	900	79,677

Household Products - 1.45%
Colgate-Palmolive Co.	1,500	156,150
Kimberly-Clark Corp.	1,000	83,770
Procter & Gamble Co. (The)#	1,700	104,125

		344,045

Independent Power Producers & Energy Traders - 0.22%
AES Corp. (The)*	4,100	52,603

Industrial Conglomerates - 1.21%
3M Co.#	1,000	89,600
Danaher Corp.#	2,000	104,160
General Electric Co.#	4,500	93,780

		287,540

Insurance - 2.32%
Aflac, Inc.#	800	34,072

Industry Company	Shares	Value

Insurance (continued)
Aon PLC#	1,700	$ 79,526
Chubb Corp. (The)#	1,800	131,076
Progressive Corp. (The)	820	17,081
Travelers Cos., Inc. (The)#	4,500	287,280

		549,035

Internet & Catalog Retail - 0.48%
Amazon.com, Inc.*	500	114,175

Internet Software & Services - 1.02%
eBay, Inc.*#	3,000	126,030
Google, Inc., Class A*	200	116,014

		242,044

IT Services - 2.75%
International Business Machines Corp.#	1,200	234,696
Teradata Corp.*#	3,200	230,432
Visa, Inc., Class A#	1,300	160,719
Western Union Co. (The)	1,500	25,260

		651,107

Leisure Equipment & Products - 0.21%
Hasbro, Inc.#	1,500	50,805

Life Sciences Tools & Services - 0.26%
Thermo Fisher Scientific, Inc.	1,200	62,292

Machinery - 0.80%
Eaton Corp.#	4,800	190,224

Media - 1.39%
Comcast Corp., Class A#	3,950	126,282
News Corp., Class A#	4,600	102,534
Omnicom Group, Inc.	1,000	48,600
Time Warner, Inc.#	1,333	51,320

		328,736

Metals & Mining - 0.07%
United States Steel Corp.+	800	16,480

Multiline Retail - 1.22%
Big Lots, Inc.*#	2,100	85,659
Kohl’s Corp.#	4,500	204,705

		290,364

Multi-Utilities - 1.35%
Dominion Resources, Inc.	1,920	103,680
Public Service Enterprise Group, Inc.	2,600	84,500
Sempra Energy	1,900	130,872

		319,052

www.bridgeway.com	82

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels - 7.61%
Anadarko Petroleum Corp.	1,000	$ 66,200
Apache Corp.	500	43,945
Chesapeake Energy Corp.#	500	9,300
Chevron Corp.	3,378	356,379
ConocoPhillips#	1,687	94,270
Devon Energy Corp.#	3,000	173,970
EOG Resources, Inc.#	1,500	135,165
Exxon Mobil Corp.#	5,000	427,850
Occidental Petroleum Corp.	1,200	102,924
Peabody Energy Corp.#	8,200	201,064
Phillips 66*	843	28,021
Whiting Petroleum Corp.*#	4,000	164,480

		1,803,568

Paper & Forest Products - 0.24%
International Paper Co.#	2,000	57,820

Pharmaceuticals - 1.95%
Allergan, Inc.#	1,200	111,084
Bristol-Myers Squibb Co.	3,079	110,690
Merck & Co., Inc.	1,600	66,800
Pfizer, Inc.#	7,600	174,800

		463,374

Real Estate Investment Trusts (REITs) - 0.24%
American Tower Corp.	800	55,928

Road & Rail - 0.75%
Union Pacific Corp.#	1,500	178,965

Semiconductors & Semiconductor Equipment - 1.27%
Broadcom Corp., Class A*#	2,000	67,600
Intel Corp.#	6,500	173,225
Texas Instruments, Inc.#	2,070	59,388

		300,213

Software - 1.85%
BMC Software, Inc.*	520	22,194
Citrix Systems, Inc.*	1,400	117,516
Intuit, Inc.#	1,400	83,090
Microsoft Corp.	2,300	70,357
Oracle Corp.#	4,860	144,342

		437,499

Specialty Retail - 3.43%
Ascena Retail Group, Inc.*#	10,000	186,200
AutoZone, Inc.*	900	330,453
Cabela’s, Inc.*#	7,400	279,794

Industry Company	Shares	Value

Specialty Retail (continued)
Staples, Inc.	1,250	$ 16,313

		812,760

Textiles, Apparel & Luxury Goods - 0.56%
NIKE, Inc., Class B#	1,500	131,670

Thrifts & Mortgage Finance - 0.13%
Hudson City Bancorp, Inc.	4,800	30,576

Trading Companies & Distributors - 1.84%
United Rentals, Inc.*#	10,000	340,400
W.W. Grainger, Inc.	500	95,620

		436,020

Wireless Telecommunication Services - 0.08%
Sprint Nextel Corp.*#	6,000	19,560

TOTAL COMMON STOCKS - 60.95%		14,448,055

(Cost $10,878,612)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 37.29%
U.S. Treasury Bills - 30.37%
07/12/2012	0.085%(a)	$1,200,000	1,199,974
08/02/2012	0.095%(a)	1,000,000	999,947
08/30/2012	0.086%(a)	3,000,000	2,999,754
09/27/2012	0.095%(a)	2,000,000	1,999,590

			7,199,265

U.S. Treasury Notes - 6.92%
07/15/2012	1.500%	200,000	200,094
08/15/2012	1.750%	300,000	300,598
11/30/2012	3.375%	300,000	303,961
12/31/2012	3.625%	200,000	203,398
01/31/2013	0.625%	100,000	100,254
11/15/2013	4.250%	200,000	210,789
03/15/2014	1.250%	100,000	101,574
02/15/2015	4.000%	200,000	218,734

			1,639,402

TOTAL U.S. GOVERNMENT OBLIGATIONS - 37.29%			8,838,667

(Cost $8,798,361)

83	Annual Report | June 30, 2012

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

	Rate^	Shares	Value
MONEY MARKET FUND - 3.09%
BlackRock FedFund	0.01%	733,662	$733,662
TOTAL MONEY MARKET FUND – 3.09%			733,662
(Cost $733,662)

TOTAL INVESTMENTS - 101.33%			$24,020,384
(Cost $20,410,635)
Liabilities in Excess of Other Assets - (1.33%)			(315,139)
NET ASSETS - 100.00%			$23,705,245

*     Non-income producing security.

#     Security subject to call or put option written by the Fund.

^     Rate disclosed as of June 30, 2012.

+    This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $19,054 at June 30, 2012.

(a)  Rate represents the effective yield at purchase.

PLC - Public Limited Company

See Notes to Financial Statements.

www.bridgeway.com	84

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2012

Company	Number of Contracts	Value
CALL OPTIONS WRITTEN - (1.11%)
3M Co.
Expiring July, 2012 at $90.00	5	$(480)
Aflac, Inc.
Expiring August, 2012 at $46.00	5	(200)
Allergan, Inc.
Expiring July, 2012 at $100.00	6	(90)
Aon PLC
Expiring July, 2012 at $50.00	7	(105)
Apple, Inc.
Expiring July, 2012 at $620.00	2	(378)
Ascena Retail Group, Inc.
Expiring September, 2012 at $20.00	100	(7,000)
Bank of America Corp.
Expiring July, 2012 at $9.00	30	(210)
Big Lots, Inc.
Expiring July, 2012 at $37.50	7	(2,828)
Broadcom Corp., Class A
Expiring August, 2012 at $40.00	7	(77)
Cabela’s, Inc.
Expiring September, 2012 at $35.00	74	(34,040)
Chesapeake Energy Corp.
Expiring July, 2012 at $18.00	5	(620)
Chubb Corp. (The)
Expiring July, 2012 at $70.00	7	(1,827)
Cisco Systems, Inc.
Expiring July, 2012 at $20.00	25	(25)
Comcast Corp., Class A
Expiring July, 2012 at $31.00	10	(1,130)
ConocoPhillips
Expiring August, 2012 at $72.50	5	(1,015)
Danaher Corp.
Expiring September, 2012 at $52.50	5	(700)
Devon Energy Corp.
Expiring July, 2012 at $67.50	30	(150)
Dow Chemical Co. (The)
Expiring September, 2012 at $33.00	8	(800)
Dycom Industries, Inc.
Expiring September, 2012 at $20.00	20	(1,900)
Eaton Corp.
Expiring October, 2012 at $42.00	12	(1,440)
eBay, Inc.
Expiring July, 2012 at $38.00	10	(4,400)
Emerson Electric Co.
Expiring September, 2012 at $47.00	5	(675)

Company	Number of Contracts	Value

EOG Resources, Inc.
Expiring July, 2012 at $110.00	5	$ (45)
Express Scripts Holding Co.
Expiring August, 2012 at $55.00	5	(1,180)
Exxon Mobil Corp.
Expiring July, 2012 at $87.50	10	(480)
Expiring October, 2012 at $82.50	10	(4,900)

		(5,380)
FLIR Systems, Inc.
Expiring October, 2012 at $22.00	6	(300)
General Electric Co.
Expiring July, 2012 at $20.00	15	(1,485)
General Mills, Inc.
Expiring October, 2012 at $38.00	10	(1,110)
Gilead Sciences, Inc.
Expiring August, 2012 at $52.50	5	(770)
Halliburton Co.
Expiring July, 2012 at $34.00	67	(134)
Expiring October, 2012 at $30.00	10	(1,420)

		(1,554)
Hasbro, Inc.
Expiring July, 2012 at $37.50	6	(30)
Hewlett-Packard Co.
Expiring August, 2012 at $23.00	90	(1,080)
Honeywell International, Inc.
Expiring September, 2012 at $57.50	5	(735)
Intel Corp.
Expiring July, 2012 at $29.00	15	(90)
International Business Machines Corp.
Expiring July, 2012 at $205.00	6	(324)
International Paper Co.
Expiring July, 2012 at $34.00	10	(30)
Intuit, Inc.
Expiring July, 2012 at $60.00	7	(525)
JPMorgan Chase & Co.
Expiring July, 2012 at $46.00	15	(30)
Expiring September, 2012 at $34.00	15	(4,725)

		(4,755)
Juniper Networks, Inc.
Expiring July, 2012 at $22.00	4	(8)
Kohl’s Corp.
Expiring July, 2012 at $52.50	45	(225)

85	Annual Report | June 30, 2012

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2012

Company	Number of Contracts	Value
Call Options Written (continued)
Kroger Co. (The)
Expiring October, 2012 at $22.00	5	$(815)
L-3 Communications Holdings, Inc.
Expiring July, 2012 at $70.00	35	(14,000)
Lexmark International, Inc., Class A
Expiring July, 2012 at $31.00	5	(25)
Mead Johnson Nutrition Co.
Expiring August, 2012 at $85.00	5	(790)
News Corp., Class A
Expiring July, 2012 at $20.00	12	(2,700)
NIKE, Inc., Class B
Expiring July, 2012 at $115.00	5	(5)
ONEOK, Inc.
Expiring July, 2012 at $40.00	60	(23,400)
Oracle Corp.
Expiring September, 2012 at $28.00	15	(3,705)
Peabody Energy Corp.
Expiring September, 2012 at $25.00	70	(14,770)
Pfizer, Inc.
Expiring September, 2012 at $22.00	20	(2,520)
Procter & Gamble Co. (The)
Expiring October, 2012 at $65.00	6	(312)
Safeway, Inc.
Expiring September, 2012 at $18.00	25	(2,875)
SanDisk Corp.
Expiring July, 2012 at $38.00	10	(940)
Seagate Technology PLC
Expiring September, 2012 at $24.00	165	(37,620)
Sprint Nextel Corp.
Expiring August, 2012 at $3.00	20	(780)
State Street Corp.
Expiring August, 2012 at $48.00	5	(180)
Stryker Corp.
Expiring September, 2012 at $57.50	5	(550)
Teradata Corp.
Expiring July, 2012 at $70.00	10	(3,060)
Texas Instruments, Inc.
Expiring July, 2012 at $32.00	5	(15)
Textron, Inc.
Expiring September, 2012 at $25.00	75	(13,050)

Company	Number of Contracts	Value

Travelers Cos., Inc. (The)
Expiring July, 2012 at $65.00	20	$ (1,200)
Union Pacific Corp.
Expiring August, 2012 at $115.00	5	(3,275)
United Rentals, Inc.
Expiring September, 2012 at $33.00	50	(22,500)
Expiring September, 2012 at $35.00	50	(16,000)

		(38,500)
US Bancorp
Expiring September, 2012 at $31.00	7	(1,428)
Visa, Inc., Class A
Expiring September, 2012 at $130.00	5	(1,550)
WellPoint, Inc.
Expiring September, 2012 at $67.50	40	(6,400)
Wells Fargo & Co.
Expiring July, 2012 at $34.00	10	(480)
Expiring October, 2012 at $32.00	10	(2,700)

		(3,180)
Whiting Petroleum Corp.
Expiring July, 2012 at $42.50	24	(2,160)
Expiring September, 2012 at $42.50	16	(4,400)

		(6,560)

TOTAL CALL OPTIONS WRITTEN — (1.11%)		(263,921)

(Premiums received $(322,393))

PUT OPTIONS WRITTEN - (0.41%)

Ameriprise Financial, Inc.
Expiring September, 2012 at $45.00	35	(2,975)
Amgen, Inc.
Expiring July, 2012 at $70.00	35	(1,050)
Apple, Inc.
Expiring August, 2012 at $500.00	5	(1,750)
Expiring September, 2012 at $500.00	5	(3,675)

		(5,425)

www.bridgeway.com	86

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2012

Company	Number of Contracts	Value
Put Options Written (continued)
CF Industries Holdings, Inc.
Expiring August, 2012 at $150.00	10	$(930)
Expiring November, 2012 at $150.00	10	(5,000)

		(5,930)
Comcast Corp., Class A
Expiring October, 2012 at $30.00	60	(5,700)
ConocoPhillips
Expiring August, 2012 at $50.00	50	(2,350)
Expiring November, 2012 at $50.00	20	(3,240)

		(5,590)
Cracker Barrel Old Country Store, Inc.
Expiring September, 2012 at $55.00	30	(3,150)
Dean Food Co.
Expiring September, 2012 at $15.00	105	(5,775)
Devon Energy Corp.
Expiring October, 2012 at $52.50	20	(3,860)
Dillards, Inc., Class A
Expiring August, 2012 at $65.00	25	(12,000)
Motorola Solutions, Inc.
Expiring July, 2012 at $48.00	40	(3,840)
Norfolk Southern Corp.
Expiring September, 2012 at $67.50	35	(6,650)
Northrop Grumman Corp.
Expiring August, 2012 at $57.50	40	(1,400)
PartnerRe, Ltd.
Expiring August, 2012 at $70.00	10	(650)
Safeway, Inc.
Expiring September, 2012 at $17.00	50	(3,250)
Expiring September, 2012 at $18.00	30	(3,150)

		(6,400)
Time Warner, Inc.
Expiring July, 2012 at $36.00	70	(1,330)
Torchmark Corp.
Expiring August, 2012 at $45.00	10	(400)
Travelers Cos., Inc. (The)
Expiring July, 2012 at $60.00	20	(700)
US Airways Group, Inc.
Expiring September, 2012 at $10.00	30	(1,680)

Company	Number of Contracts	Value

Expiring September, 2012 at $11.00	275	$(22,275)

		(23,955)

TOTAL PUT OPTIONS WRITTEN — (0.41%)		(96,780)

(Premiums received $(190,504))

TOTAL OPTIONS WRITTEN — (1.52%)		$(360,701)

(Premiums received $(512,897))

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,448,055	$—	$—	$14,448,055
U.S. Government Obligations	—	8,838,667	—	8,838,667
Money Market Fund	—	733,662	—	733,662

TOTAL	$14,448,055	$9,572,329	$—	$24,020,384

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Written Options	$(360,701)	$—	$—	$(360,701)

TOTAL	$(360,701)	$—	$—	$(360,701)

See Notes to Financial Statements.

87	Annual Report | June 30, 2012

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgewayomni.com	88

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market		Small-Cap Momentum
Investments at value	$209,827,791	$103,861,081	$303,018,243		$2,066,461
Receivables:
Portfolio securities sold	4,838,381	1,468,315	346,566		7,195
Fund shares sold	73,347	46,200	19,349		-
Dividends and interest	132,975	118,256	316,286		1,564
Receivable from investment adviser	-	-	-		13,373
Deposits with brokers	-	-	-		-
Total return swap	-	-	11,563		-
Prepaid expenses	40,799	18,491	52,140		9,599

Total assets	214,913,293	105,512,343	303,764,147		2,098,192

LIABILITIES
Payables:
Portfolio securities purchased	8,551,886	3,266,917	898,096		-
Fund shares redeemed	146,045	12,559	163,739		-
Due to custodian	-	-	-		7,197
Loan payable	-	-	-		-
Accrued Liabilities:
Investment adviser fees	50,181	71,780	84,097		-
Administration fees	6,850	3,301	9,831		68
Directors’ fees	385	343	1,368		11
Other	148,061	47,832	174,978		20,722
Call options written at value	-	-	-		-
Put options written at value	-	-	-		-

Total liabilities	8,903,408	3,402,732	1,332,109		27,998

NET ASSETS	$206,009,885	$102,109,611	$302,432,038		$2,070,194

NET ASSETS REPRESENT
Paid-in capital	$407,554,675	$98,740,429	$194,331,649		$1,827,153
Undistributed (distributions in excess of) net investment income	155,065	70,401	2,339,297		10,077
Accumulated net realized gain (loss) on investments	(210,458,200)	(6,825,364)	26,653,162		75,915
Net unrealized appreciation on investments	8,758,345	10,124,145	79,107,930		157,049

NET ASSETS	$206,009,885	$102,109,611	$302,432,038		$2,070,194

Shares of common stock outstanding of $.001 par value*	6,219,104	3,703,361	20,614,633		184,005

Net asset value, offering price and redemption price per share	$33.13	$27.57	$14.67(a	)	$11.25(a	)

Total investments at cost	$201,069,446	$93,736,936	$223,921,876		$1,909,412
Premiums received on call options written	$-	$-	$-		$-
Premiums received on put options written	$-	$-	$-		$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

89	Annual Report | June 30, 2012

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
$ 31,748,078	$67,505,864	$48,085,629	$264,359,616	$24,020,384

481,012	1,159,819	937,464	11,221,422	31,578
2,253	43,669	474	31,600	8,162
10,891	109,834	44,218	320,481	27,795
-	-	-	-	3,027
-	-	-	-	100
832	33,837	17,951	-	-
9,449	15,309	12,659	43,224	13,189

32,252,515	68,868,332	49,098,395	275,976,343	24,104,235

432,680	1,122,216	597,694	1,795,732	-
-	58,672	5,928	251,728	-
-	-	-	-	-
-	-	-	9,665,000	-

5,297	22,833	9,430	5,629	-
1,033	2,211	1,612	9,242	803
156	321	210	1,360	109
35,088	52,233	40,006	87,046	37,377
-	-	-	-	263,921
-	-	-	-	96,780

474,254	1,258,486	654,880	11,815,737	398,990

$ 31,778,261	$67,609,846	$48,443,515	$264,160,606	$23,705,245

$ 58,505,446	$116,415,571	$76,620,624	$243,458,488	$25,959,905

(55,726)	597,918	149,800	3,580,113	99,873
(29,470,565)	(55,779,626)	(33,494,618)	(59,694,315)	(6,116,478)
2,799,106	6,375,983	5,167,709	76,816,320	3,761,945

$ 31,778,261	$67,609,846	$48,443,515	$264,160,606	$23,705,245

2,732,824	4,560,561	3,635,169	32,356,609	1,985,764

$ 11.63	$14.82	$13.33	$8.16	$11.94

$ 28,948,972	$61,163,718	$42,935,871	$187,543,296	$20,410,635
$ -	$-	$-	$-	$322,393
$ -	$-	$-	$-	$190,504

www.bridgeway.com	90

STATEMENTS OF OPERATIONS

Year Ended June 30, 2012

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum

INVESTMENT INCOME
Dividends	$1,652,633	$1,129,233	$3,852,217	$30,085
Less: foreign taxes withheld	(7,974)	(979)	-	(33)
Interest	-	-	13,942	-
Securities lending	109,675	268,086	1,290,437	3,614

Total Investment Income	1,754,334	1,396,340	5,156,596	33,666

EXPENSES
Investment advisory fees - Base fees	866,307	735,095	1,602,764	14,475
Investment advisory fees - Performance adjustment	(1,321,371)	-	-	-
Administration fees	38,145	32,181	126,185	1,036
Accounting fees	56,721	58,762	109,314	57,086
Transfer agent fees	86,705	52,956	157,154	31,978
Professional fees	38,385	34,622	121,392	8,034
Custody fees	8,044	10,210	29,601	15,217
Blue sky fees	20,533	10,072	23,857	19,608
Directors’ and officers’ fees	15,845	15,534	62,374	515
Shareholder servicing fees	86,182	12,537	253,613	280
Reports to shareholders	34,926	9,677	61,004	1,122
Miscellaneous expenses	33,974	27,678	116,181	1,381

Total Expenses	(35,604)	999,324	2,663,439	150,732

Less investment advisory fees waived.	-	-	(252,574)	(14,475)
Less expense reimbursed by investment adviser	-	-	-	(112,570)

Net Expenses	(35,604)	999,324	2,410,865	23,687

NET INVESTMENT INCOME (LOSS)	1,789,938	397,016	2,745,731	9,979

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(743,876)	(101,267)	33,844,050	78,352
Written options	-	-	-	-
Futures contracts	-	-	-	-
Swaps	(49,052)	24,309	(23,983)	-

Net Realized Gain (Loss)	(792,928)	(76,958)	33,820,067	78,352

Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,846,754)	(3,856,826)	(38,786,906)	(135,060)
Written options	-	-	-	-
Swaps	(3,655)	(26,702)	3,570	-

Net Change in Unrealized Appreciation (Depreciation)	(2,850,409)	(3,883,528)	(38,783,336)	(135,060)

Net Realized and Unrealized Gain (Loss) on Investments	(3,643,337)	(3,960,486)	(4,963,269)	(56,708)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,853,399)	$(3,563,470)	$(2,217,538)	$(46,729)

See Notes to Financial Statements.

91	Annual Report | June 30, 2012

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$ 212,810	$1,415,991	$774,979	$7,731,876	$272,576
-	-	-	-	-
-	-	-	-	65,169
79,943	118,154	4,729	-	2,508

292,753	1,534,145	779,708	7,731,876	340,253

217,783	449,641	246,708	254,031	153,426
(45,353)	(41,025)	(46,569)	-	-
14,295	29,517	19,451	125,154	10,088
48,550	54,189	50,340	84,085	54,772
54,970	76,838	58,150	50,906	38,651
19,161	31,881	24,145	125,702	48,112
3,100	4,263	2,713	7,688	6,946
21,078	22,041	21,618	25,056	20,958
7,064	14,604	9,637	62,999	5,109
28,172	52,631	37,294	43,062	13,961
11,041	20,217	13,512	25,743	4,519
14,008	28,590	17,171	116,283	8,974

393,869	743,387	454,170	920,709	365,516

(51,402)	(36,268)	(38,927)	(254,031)	(125,149)
-	-	-	(176,844)	-

342,467	707,119	415,243	489,834	240,367

(49,714)	827,026	364,465	7,242,042	99,886

4,006,452	9,520,464	4,570,307	12,676,449	(80,774)
-	-	-	-	1,063,395
-	-	-	-	(35,478)
(102,453)	21,513	6,197	-	-

3,903,999	9,541,977	4,576,504	12,676,449	947,143

(7,033,389)	(12,264,099)	(5,378,857)	11,937,364	(568,080)
-	-	-	-	309,415
(7,720)	23,943	12,767	-	-

(7,041,109)	(12,240,156)	(5,366,090)	11,937,364	(258,665)

(3,137,110)	(2,698,179)	(789,586)	24,613,813	688,478

$(3,186,824)	$(1,871,153)	$(425,121)	$31,855,855	$788,364

www.bridgeway.com	92

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company

	Year Ended June 30,		Year Ended June 30,
	2012	2011	2012	2011

OPERATIONS
Net investment income	$1,789,938	$1,573,138	$397,016	$242,227
Net realized gain (loss) on investments	(792,928)	15,409,159	(76,958)	13,651,385
Net change in unrealized appreciation (depreciation) on investments	(2,850,409)	18,296,823	(3,883,528)	9,058,287

Net increase (decrease) in net assets resulting from operations	(1,853,399)	35,279,120	(3,563,470)	22,951,899

DISTRIBUTIONS:
From net investment income	(3,284,990)	(2,167,451)	(1,269,925)	(632,748)
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	(3,284,990)	(2,167,451)	(1,269,925)	(632,748)

SHARE TRANSACTIONS:
Proceeds from sale of shares	3,496,461	4,009,344	1,268,349	1,235,133
Proceeds from conversion of shares*	118,655,804	-	18,444,305	-
Reinvestment of distributions	3,097,726	2,051,684	1,200,763	608,040
Cost of shares redeemed	(20,858,925)	(25,423,129)	(8,403,947)	(11,310,433)
Redemption fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	104,391,066	(19,362,101)	12,509,470	(9,467,260)

Net increase (decrease) in net assets	99,252,677	13,749,568	7,676,075	12,851,891

NET ASSETS:
Beginning of year	106,757,208	93,007,640	94,433,536	81,581,645

End of year**	$206,009,885	$106,757,208	$102,109,611	$94,433,536

SHARES ISSUED & REDEEMED
Issued	106,700	111,901	47,559	42,347
Share conversions	3,846,030	-	734,641	-
Distributions reinvested	99,645	58,220	49,214	21,208
Redeemed	(628,812)	(735,719)	(312,634)	(435,555)

Net increase (decrease)	3,423,563	(565,598)	518,780	(372,000)
Outstanding at beginning of year	2,795,541	3,361,139	3,184,581	3,556,581

Outstanding at end of year	6,219,104	2,795,541	3,703,361	3,184,581

** Including undistributed net investment income of:	$155,065	$1,673,564	$70,401	$918,104

*	See Note 1 - Organization in the Notes to Financial Statements.

See Notes to Financial Statements.

93	Annual Report | June 30, 2012

Ultra-Small Company Market			Small-Cap Momentum

	Year Ended June 30,			Year Ended June 30,
2012		2011	2012		2011

$2,745,731		$3,205,225	$9,979		$19,560
33,820,067		24,835,564	78,352		283,835

(38,783,336)		79,001,816	(135,060)		427,560

(2,217,538)		107,042,605	(46,729)		730,955

(3,451,142)		(4,111,396)	(1,843)		(16,889)
(13,433,187)		-	(287,704)		-

(16,884,329)		(4,111,396)	(289,547)		(16,889)

33,789,669		54,560,870	358,332		420,997
-		-	-		-
15,234,587		3,618,063	289,325		16,889
(121,461,084)		(110,930,484)	(1,245,596)		(38,172)
87,977		34,909	2,022		498

(72,348,851)		(52,716,642)	(595,917)		400,212

(91,450,718)		50,214,567	(932,193)		1,114,278

393,882,756		343,668,189	3,002,387		1,888,109

$302,432,038		$393,882,756	$2,070,194		$3,002,387

2,508,563		3,926,854	32,696		34,852
-		-	-		-
1,217,793		251,429	28,505		1,449
(8,780,831)		(7,841,213)	(112,849)		(3,022)

(5,054,475)		(3,662,930)	(51,648)		33,279
25,669,108		29,332,038	235,653		202,374

20,614,633		25,669,108	184,005		235,653

$2,339,297		$3,445,648	$10,077		$2,340

www.bridgeway.com	94

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value

	Year Ended June 30,		Year Ended June 30,
	2012	2011	2012	2011

OPERATIONS
Net investment income (loss)	$(49,714)	$(59,437)	$827,026	$1,079,251
Net realized gain (loss) on investments	3,903,999	7,059,093	9,541,977	20,467,377
Net change in unrealized appreciation (depreciation) on investments	(7,041,109)	8,701,251	(12,240,156)	8,606,512

Net increase (decrease) in net assets resulting from operations	(3,186,824)	15,700,907	(1,871,153)	30,153,140

DISTRIBUTIONS:
From net investment income.	(3,204)	(107,719)	(989,896)	(557,827)

Net decrease in net assets from distributions	(3,204)	(107,719)	(989,896)	(557,827)

SHARE TRANSACTIONS:
Proceeds from sale of shares	1,921,059	3,223,456	5,706,702	5,959,606
Reinvestment of distributions	3,057	103,847	932,539	518,027
Cost of shares redeemed	(13,672,329)	(29,215,374)	(29,882,098)	(51,060,064)

Net increase (decrease) in net assets resulting from share transactions	(11,748,213)	(25,888,071)	(23,242,857)	(44,582,431)

Net increase (decrease) in net assets	(14,938,241)	(10,294,883)	(26,103,906)	(14,987,118)

NET ASSETS:
Beginning of year	46,716,502	57,011,385	93,713,752	108,700,870

End of year*	$31,778,261	$46,716,502	$67,609,846	$93,713,752

SHARES ISSUED & REDEEMED
Issued	167,955	298,349	411,311	436,595
Distributions reinvested	289	9,466	71,404	38,515
Redeemed	(1,198,273)	(2,779,197)	(2,121,083)	(3,769,962)

Net increase (decrease)	(1,030,029)	(2,471,382)	(1,638,368)	(3,294,852)
Outstanding at beginning of year	3,762,853	6,234,235	6,198,929	9,493,781

Outstanding at end of year	2,732,824	3,762,853	4,560,561	6,198,929

* Including undistributed (distributions in excess of) net investment income of:	$(55,726)	$(4,548)	$597,918	$760,775

See Notes to Financial Statements.

95	Annual Report | June 30, 2012

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility

Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2012	2011	2012	2011	2012	2011

$364,465	$275,540	$7,242,042	$6,126,678	$99,886	$200,467
4,576,504	8,850,037	12,676,449	(2,697,030)	947,143	989,923
(5,366,090)	7,456,725	11,937,364	54,984,311	(258,665)	3,193,736

(425,121)	16,582,302	31,855,855	58,413,959	788,364	4,384,126

(342,838)	(342,087)	(7,110,502)	(4,877,457)	(151,314)	(266,935)

(342,838)	(342,087)	(7,110,502)	(4,877,457)	(151,314)	(266,935)

2,710,341	5,691,636	115,003,984	111,420,242	4,643,420	3,094,011
323,763	317,943	6,478,915	4,439,505	147,905	261,827
(12,300,164)	(22,181,617)	(213,632,698)	(60,417,342)	(10,969,395)	(11,910,284)

(9,266,060)	(16,172,038)	(92,149,799)	55,442,405	(6,178,070)	(8,554,446)

(10,034,019)	68,177	(67,404,446)	108,978,907	(5,541,020)	(4,437,255)

58,477,534	58,409,357	331,565,052	222,586,145	29,246,265	33,683,520

$48,443,515	$58,477,534	$264,160,606	$331,565,052	$23,705,245	$29,246,265

211,030	440,651	15,067,275	15,453,229	408,226	271,787
27,230	25,703	902,356	613,191	13,229	23,315
(972,552)	(1,838,186)	(27,262,476)	(8,423,862)	(960,731)	(1,063,914)

(734,292)	(1,371,832)	(11,292,845)	7,642,558	(539,276)	(768,812)
4,369,461	5,741,293	43,649,454	36,006,896	2,525,040	3,293,852

3,635,169	4,369,461	32,356,609	43,649,454	1,985,764	2,525,040

$149,800	$121,976	$3,580,113	$3,448,573	$99,873	$151,301

www.bridgeway.com	96

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Year Ended June 30, 2012	$38.19	$0.62	$(4.37)	$(3.75)
Year Ended June 30, 2011	27.67	0.51	10.72	11.23
Year Ended June 30, 2010	25.93	0.58	1.40	1.98
Year Ended June 30, 2009	53.96	0.30	(28.00)	(27.70)
Year Ended June 30, 2008	61.90	(0.59)	3.14	2.55

ULTRA-SMALL COMPANY

Year Ended June 30, 2012	29.65	0.13	(1.79)	(1.66)
Year Ended June 30, 2011	22.94	0.07	6.83	6.90
Year Ended June 30, 2010	19.76	0.19	3.22	3.41
Year Ended June 30, 2009	24.59	0.23	(5.03)	(4.80)
Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)

ULTRA-SMALL COMPANY MARKET

Year Ended June 30, 2012	15.34	0.12	(0.09)	0.03
Year Ended June 30, 2011	11.72	0.12	3.65	3.77
Year Ended June 30, 2010	10.50	0.14	1.25	1.39
Year Ended June 30, 2009	15.33	0.14	(3.88)	(3.74)
Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)

SMALL-CAP MOMENTUM

Year Ended June 30, 2012	12.74	0.04	(0.35)	(0.31)
Year Ended June 30, 2011	9.33	0.09	3.40	3.49
Period Ended June 30, 2010(f)	10.00	-(e)	(0.67)	(0.67)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	For the years ended June 30, 2009, June 30, 2010, June 30, 2011 and June 30, 2012, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to the Statements of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.
(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Amount represents less than $0.005.
(f)	Commenced operations on May 28, 2010.

See Notes to Financial Statements.

97	Annual Report | June 30, 2012

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimburs- ements(b)	Expenses After Waivers and Reimburs- ements(b)	Net Investment Income (Loss) After Waivers and Reimburs- ement(b)	Portfolio Turnover Rate

$-	$(1.31)	$ (1.31)	$ -	$33.13	(9.57%)		$206,010	(0.04%)(c)	(0.04%)	1.86%	125%
-	(0.71)	(0.71)	-	38.19	40.81%		106,757	(0.41%)(c)	(0.41%)	1.49%	107%
-	(0.24)	(0.24)	-	27.67	7.56%		93,008	(0.51%)(c)	(0.51%)	1.94%	118%
(0.33)	-	(0.33)	-	25.93	(51.31%)		115,835	0.34%(c)	0.34%	0.97%	134%
(10.49)	-	(10.49)	-	53.96	3.54	%(d)	338,715	1.78%	1.78%	(1.03%)	142%

-	(0.42)	(0.42)	-	27.57	(5.41%)		102,110	1.22%	1.22%	0.49%	93%
-	(0.19)	(0.19)	-	29.65	30.12%		94,434	1.18%	1.18%	0.27%	110%
-	(0.23)	(0.23)	-	22.94	17.26%		81,582	1.17%	1.17%	0.83%	133%
-	(0.03)	(0.03)	-	19.76	(19.48%)		73,708	1.16%	1.16%	1.23%	90%
(4.31)	(0.11)	(4.42)	-	24.59	(24.59	%)(d)	94,933	1.07%	1.07%	0.10%	102%

(0.56)	(0.14)	(0.70)	-(e)	14.67	1.05	%(d)	302,432	0.83%	0.75%	0.86%	31%
-	(0.15)	(0.15)	-(e)	15.34	32.22	%(d)	393,883	0.79%	0.75%	0.82%	42%
-	(0.17)	(0.17)	-(e)	11.72	13.30	%(d)	343,668	0.77%	0.75%	1.18%	48%
(0.89)	(0.21)	(1.10)	0.01	10.50	(23.47	%)(d)	342,923	0.79%	0.75%	1.27%	42%
(0.65)	(0.04)	(0.69)	0.01	15.33	(21.72	%)(d)	721,412	0.66%	0.66%	0.79%	29%

(1.18)	(0.01)	(1.19)	0.01	11.25	(1.40	%)(d)	2,070	5.73%	0.90%	0.38%	230%
-	(0.08)	(0.08)	-(e)	12.74	37.49	%(d)	3,002	5.43%	0.90%	0.79%	272%
-	-	-	-	9.33	(6.70	%)(d)	1,888	11.24%	0.90%	0.50%	3%

www.bridgeway.com	98

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

SMALL-CAP GROWTH

Year Ended June 30, 2012	$12.42	$(0.02)	$(0.77)	$(0.79)
Year Ended June 30, 2011	9.14	(0.01)	3.31	3.30
Year Ended June 30, 2010	8.46	0.02	0.70	0.72
Year Ended June 30, 2009	13.95	0.03	(5.52)	(5.49)
Year Ended June 30, 2008	16.01	(0.03)	(2.03)	(2.06)

SMALL-CAP VALUE

Year Ended June 30, 2012	15.12	0.15	(0.26)	(0.11)
Year Ended June 30, 2011	11.45	0.14	3.60	3.74
Year Ended June 30, 2010	9.73	0.07	1.72	1.79
Year Ended June 30, 2009	15.86	0.08	(6.14)	(6.06)
Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)

LARGE-CAP GROWTH

Year Ended June 30, 2012	13.38	0.09	(0.05)	0.04
Year Ended June 30, 2011	10.17	0.06	3.22	3.28
Year Ended June 30, 2010	9.06	0.06	1.11	1.17
Year Ended June 30, 2009	13.73	0.06	(4.66)	(4.60)
Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)

BLUE CHIP 35 INDEX

Year Ended June 30, 2012	7.60	0.17	0.55	0.72
Year Ended June 30, 2011	6.18	0.15	1.39	1.54
Year Ended June 30, 2010	5.66	0.13	0.52	0.65
Year Ended June 30, 2009	7.21	0.15	(1.51)	(1.36)
Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return may have been lower had various fees not been waived during the period.
(d)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.

See Notes to Financial Statements.

99	Annual Report | June 30, 2012

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income		Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements	Expenses After Waivers and Reimbursements	Net Investment Income (Loss) After Waivers and Reimbursements	Portfolio Turnover Rate

$-	$	-(b)	$-	$11.63	(6.35	%) (c)	$31,778	1.08%	0.94%	(0.14%)	63%
-		(0.02)	(0.02)	12.42	36.17	%(c)	46,717	0.98%	0.94%	(0.12%)	87%
-		(0.04)	(0.04)	9.14	8.44%		57,011	0.93%	0.93%	0.21%	87%
-		-	-	8.46	(39.35%)		71,697	0.94%	0.94%	0.29%	75%
-		-	-	13.95	(12.87	%) (c)	144,668	0.87%	0.87%	(0.20%)	63%

-		(0.19)	(0.19)	14.82	(0.59	%) (c)	67,610	0.99%	0.94%	1.10%	49%
-		(0.07)	(0.07)	15.12	32.73%		93,714	0.87%	0.87%	1.03%	84%
-		(0.07)	(0.07)	11.45	18.35%		108,701	0.91%	0.91%	0.64%	81%
-		(0.07)	(0.07)	9.73	(38.15%)		132,229	0.92%	0.92%	0.75%	83%
-		-	-	15.86	(15.37	%) (c)	331,648	0.83%	0.83%	0.18%	73%

-		(0.09)	(0.09)	13.33	0.37	%(c)	48,444	0.92%	0.84%	0.74%	55%
-		(0.07)	(0.07)	13.38	32.31	%(c)	58,478	0.86%	0.84%	0.47%	65%
-		(0.06)	(0.06)	10.17	12.89	%(c)	58,409	0.86%	0.84%	0.55%	40%
-		(0.07)	(0.07)	9.06	(33.43%)		70,534	0.82%	0.82%	0.63%	49%
-		(0.04)	(0.04)	13.73	(2.50	%) (c)	174,813	0.71%	0.71%	0.39%	37%

-		(0.16)	(0.16)	8.16	9.72	%(c)	264,161	0.29%	0.15%	2.28%	33%
-		(0.12)	(0.12)	7.60	25.10	%(c)	331,565	0.27%	0.15%	2.09%	19%
-		(0.13)	(0.13)	6.18	11.25	%(c) (d)	222,586	0.27%	0.15%	1.99%	28%
-		(0.19)	(0.19)	5.66	(18.77	%) (c)	188,012	0.25%	0.15%	2.58%	86%
-		(0.11)	(0.11)	7.21	(14.28	%) (c)	250,988	0.22%	0.15%	2.35%	12%

www.bridgeway.com	100

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

MANAGED VOLATILITY

Year Ended June 30, 2012	$11.58	$0.04	$ 0.39	$ 0.43
Year Ended June 30, 2011	10.23	0.07	1.37	1.44
Year Ended June 30, 2010	10.19	0.10	0.08	0.18
Year Ended June 30, 2009	12.58	0.18	(1.69)	(1.51)
Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return may have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

101	Annual Report | June 30, 2012

Less Distributions to Shareholders from						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements	Expenses After Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate

$ -	$(0.07)	$(0.07)	$11.94	3.74	%(b)	$23,705	1.43%	0.94%	0.39%	41%
-	(0.09)	(0.09)	11.58	14.15	%(b)	29,246	1.22%	0.94%	0.63%	34%
-	(0.14)	(0.14)	10.23	1.67	%(b)	33,684	1.05%	0.94%	0.91%	33%
(0.52)	(0.36)	(0.88)	10.19	(11.66	%) (b)	47,299	1.01%	0.94%	1.72%	51%
-	(0.17)	(0.17)	12.58	(1.57	%) (b)	75,417	0.88%	0.88%	2.23%	44%

www.bridgeway.com	102

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2012 (each, a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Tax-Managed Small-Cap Value Fund and the Omni Small-Cap Value Fund are included in a separate report.

Bridgeway is authorized to issue 1,987,343,706 shares of common stock at $0.001 per share. As of June 30, 2012, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Tax-Managed Small-Cap Value, Omni Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund. All shares outstanding currently represent Class N shares.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

On May 30, 2012, the shareholders of the Aggressive Investors 2 Fund and the Micro-Cap Limited Fund (the “Merged Funds”) approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all of the assets of the Merged Funds, listed in the table below, for shares of the respective acquiring funds, listed in the table below, and assumption of the liabilities of the Merged Funds. The acquisition was accomplished by a tax-free exchange of shares on June 4, 2012. For financial reporting purposes, assets received and shares issued by the Aggressive Investors 1 Fund and the Ultra-Small Company Fund were recorded at fair value; however, the cost basis of the investments received from the Aggressive Investors 2 Fund and the Micro-Cap Limited Fund was carried forward to align ongoing reporting of the Aggressive Investors 1 Fund’s and the Ultra-Small Company Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merged Fund	Shares	Acquiring Fund	Shares	Value
Aggressive Investors 2	9,545,121	Aggressive Investors 1	3,846,030	$118,655,804
Micro-Cap Limited	3,111,172	Ultra-Small Company	734,641	18,444,305

The Board of Directors approved a reduction in the maximum expense ratio for the Aggressive Investors 1 Fund from 1.80% to 1.75% to match that of the Aggressive Investors 2 Fund. The Board also approved a reduction in the maximum expense ratio for the Ultra-Small Company Fund from 2.00% to 1.85% to match that of the Micro-Cap Limited Fund.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Aggressive Investors 2	$118,655,804	$(5,321,648)	Aggressive Investors 1	$75,836,524
Micro-Cap Limited	18,444,305	(815,401)	Ultra-Small Company	74,783,377

Assuming the acquisition had been completed on July 1, 2011, the Aggressive Investor 1 Fund’s results of operations for the fiscal year ended June 30, 2012 would have been as follows:

Net Investment Income	$2,784,372	(a)
Net Realized and Unrealized Gain (Loss) on Investments	(6,084,694)	(b)

Net Decrease in Net Assets Resulting from Operations	$(3,300,322)

(a)	$1,789,938 as reported in the Statement of Operations, plus $2,074,093 Net Investment Income from Aggressive Investors 2 Fund pre-merger, less $1,079,659 for pro-forma elimination of a portion of the performance fee adjustment and other expenses.
(b)	$(3,643,337) as reported in the Statement of Operations, plus $(2,441,357) Net Realized and Unrealized Gain (Loss) on Investments from Aggressive Investors 2 Fund pre-merger.

Assuming the acquisition had been completed on July 1, 2011, the Ultra-Small Company Fund’s results of operations for the fiscal year ended June 30, 2012 would have been as follows:

Net Investment Income	$402,629	(a)
Net Realized and Unrealized Gain (Loss) on Investments	(4,692,661)	(b)

Net Decrease in Net Assets Resulting from Operations	$(4,290,032)

(a)	$397,016 as reported in the Statement of Operations, plus $217,970 Net Investment Income from Micro-Cap Limited Fund pre-merger, less $212,357 for pro-forma elimination of the performance fee adjustment and other expenses.
(b)	$(3,960,486) as reported in the Statement of Operations, plus $(732,175) Net Realized and Unrealized Gain (Loss) on Investments from Micro-Cap Limited Fund pre-merger.

Because both the Merged Funds, Aggressive Investors 2 Fund and Micro-Cap Limited Fund, and the acquiring funds, Aggressive Investors 1 Fund and Ultra-Small Company Fund, sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation  Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the close if there is trading volume and if there is no trading volume, the bid on long positions and ask on the short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

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Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments. The Funds’ total return swap values are derived by applying observable inputs to the outstanding notional values and are therefore classified as Level 2 investments also.

—	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2012 is included with each Fund’s Schedule of Investments.

Effective January 1, 2012, the Funds adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 is intended to result in common fair value and measurement requirements in U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. Level 3 securities are not significant to the Funds. The adoption of ASU 2011-04 had no impact on net assets of the Funds.

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The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the fiscal year ended June 30, 2012, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

Securities Lending  Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of June 30, 2012, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Aggressive Investors 1	$ 2,632,710	$ 2,621,800
Ultra-Small Company	9,775,783	9,989,323
Ultra-Small Company Market	40,200,979	40,676,066
Small-Cap Momentum	115,744	116,362
Small-Cap Growth	3,103,705	3,056,037
Small-Cap Value	4,232,950	4,313,486
Managed Volatility	19,054	19,688

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. Aggressive Investors 1 and Small-Cap Growth Funds obtained additional collateral on the following business day after fiscal year end to ensure the securities on loan were adequately collateralized. As of June 30, 2012 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

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Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the fiscal year ended June 30, 2012 was limited to futures contracts, total return swaps, purchased options and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

		Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value

Ultra-Small Company Market
Other	Swap	Receivable, Total Return Swap	$11,563		$ -

Small-Cap Value
Other	Swap	Receivable, Total Return Swap	33,837		-

Large-Cap Growth
Other	Swap	Receivable, Total Return Swap	17,951		-

Managed Volatility
Equity Contracts	Written Option		-	Call Options Written at value Put Options Written at value	263,921 96,780

Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)

Aggressive Investors 1
Other	Swap	Realized Gain (Loss) on Swaps	$ (49,052)
		Change in Unrealized Appreciation (Depreciation) on Swaps		$ (3,655)
Equity Contracts	Purchased
	Option	Realized Gain (Loss) on Investments	(119,097)
		Change in Unrealized Appreciation (Depreciation) on Investments		25,097

Ultra-Small Company
Other	Swap	Realized Gain (Loss) on Swaps	24,309
		Change in Unrealized Appreciation (Depreciation) on Swaps		(26,702)

Ultra-Small Company Market
Other	Swap	Realized Gain (Loss) on Swaps	(23,983)
		Change in Unrealized Appreciation (Depreciation) on Swaps		3,570

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Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)

Small-Cap Growth
Other	Swap	Realized Gain (Loss) on Swaps	$ (102,453)
		Change in Unrealized Appreciation (Depreciation) on Swaps		$ (7,720)

Small-Cap Value
Other	Swap	Realized Gain (Loss) on Swaps	21,513
		Change in Unrealized Appreciation (Depreciation) on Swaps		23,943

Large-Cap Growth
Other	Swap	Realized Gain (Loss) on Swaps	6,197
		Change in Unrealized Appreciation (Depreciation) on Swaps		12,767

Managed Volatility
Equity Contracts	Written
	Option	Realized Gain (Loss) on Written Options	1,063,395
		Change in Unrealized Appreciation (Depreciation) on Written Options		309,415
	Futures
	Contract	Realized Gain (Loss) on Futures Contracts	(35,478)
	Purchased
	Option	Realized Gain (Loss) on Investments	14,953
		Change in Unrealized Appreciation (Depreciation) on Investments		8,494

The derivative instruments outstanding as of June 30, 2012, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts  The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2012, the Funds had no open futures contracts.

Options  The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the

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current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the fiscal year ended June 30, 2012 are as follows:

	Managed Volatility Fund Written Call Options		Managed Volatility Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2011	2,535	$378,986	1,735	$251,738
Positions Opened	6,977	1,230,648	5,134	1,012,648
Exercised	(2,891)	(519,347)	(2,469)	(443,457)
Splits	30	-	70	-
Expired	(4,492)	(642,601)	(2,982)	(498,756)
Closed	(618)	(125,293)	(468)	(131,669)
Outstanding, June 30, 2012	1,541	$322,393	1,020	$190,504
Market Value, June 30, 2012		$263,921		$96,780

The Aggressive Investors 1 Fund had no transactions in written options during the fiscal year ended June 30, 2012.

Swaps.  Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash monthly.

The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, a Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own NAV as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon a Fund’s own investment holdings. The following total return swaps were open as of June 30, 2012:

Bridgeway Fund	Swap Counterparty	Description	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Ultra-Small Company Market	ReFlow Management Co.	Fund receives the total return of the reference entity, which is this Fund’s NAV. Fund pays a floating rate of 1-month LIBOR plus 2.39%.	$343,657	July 2, 2012	$11,563
Small-Cap Value	ReFlow Management Co.	Fund receives the total return of the reference entity, which is this Fund’s NAV. Fund pays a floating rate of 1-month LIBOR plus 2.39%.	1,298,293	July 2, 2012	33,837
Large-Cap Growth	ReFlow Management Co.	Fund receives the total return of the reference entity, which is this Fund’s NAV. Fund pays a floating rate of 1-month LIBOR plus 1.25%.	710,051	July 2, 2012	17,951

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Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s management fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends

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reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s management fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the fiscal year ended June 30, 2012. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 06/30/12

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	252,574
Small-Cap Momentum*	0.90%	127,045
Small-Cap Growth	0.94%	51,402
Small-Cap Value	0.94%	36,268
Large-Cap Growth	0.84%	38,927
Blue Chip 35 Index	0.15%	430,875
Managed Volatility	0.94%	125,149

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $11,221, $101,196 and $127,045, which expire June 30, 2013, June 30, 2014 and June 30, 2015, respectively.

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Other Related Party Transactions:  On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the fiscal year ended June 30, 2012 were as follows:

Bridgeway Fund	Inter-portfolio Purchases	Inter-portfolio Sales

Aggressive Investors 1	$ -	$ 44,160
Ultra-Small Company	90,206	2,791,658
Ultra-Small Company Market	1,083,006	7,803,343
Small-Cap Momentum	4,558	268,867
Small-Cap Growth	1,246,463	470,794
Small-Cap Value	4,151,491	344,610
Large-Cap Growth	392,196	423,624
Blue Chip 35 Index	423,624	-

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Beginning in 2012 the retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors receive this compensation in the form of shares of the Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the fiscal year ended June 30, 2012 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$121,140,385	$ -	$136,660,879
Ultra-Small Company	-	76,255,169	-	85,277,636
Ultra-Small Company Market	-	99,623,108		185,697,212
Small-Cap Momentum	-	6,140,783	-	7,017,900
Small-Cap Growth	-	22,950,363	-	34,819,777
Small-Cap Value	-	37,355,102	-	61,488,270
Large-Cap Growth	-	27,321,102	-	36,997,101
Blue Chip 35 Index	-	104,693,975	-	196,882,689
Managed Volatility	-	7,166,942	800,000	9,691,301

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2012, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 22,475,566	$17,687,324	$ 91,548,824
Gross depreciation (excess of tax cost over value)	(13,662,893)	(7,555,617)	(12,480,889)
Net unrealized appreciation (depreciation)	$ 8,812,673	$10,131,707	$ 79,067,935
Cost of investments for income tax purposes	$201,015,118	$93,729,374	$223,950,308

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 215,517	$ 5,264,505	$10,941,079
Gross depreciation (excess of tax cost over value)	(59,959)	(2,465,399)	(4,573,691)
Net unrealized appreciation (depreciation)	$ 155,558	$ 2,799,106	$ 6,367,388
Cost of investments for income tax purposes	$1,910,903	$28,948,972	$61,138,476

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$ 8,318,212	$ 81,820,184	$ 4,722,048
Gross depreciation (excess of tax cost over value)	(3,168,454)	(9,295,040)	(975,505)
Net unrealized appreciation (depreciation)	$ 5,149,758	$ 72,525,144	$ 3,746,543
Cost of investments for income tax purposes	$42,935,871	$191,834,472	$19,913,140

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals, and adjustments to basis from investments in real estate investment trusts, business development companies, grantor trusts and partnerships.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

113	Annual Report | June 30, 2012

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2012 and June 30, 2011, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$3,284,990	$2,167,451	$1,269,925	$632,748
Total	$3,284,990	$2,167,451	$1,269,925	$632,748

	Ultra-Small Company Market		Small-Cap Momentum
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 3,451,142	$4,111,396	$ 280,424	$ 16,889
Long Term Capital Gain	13,433,187	-	9,123	-
Total	$16,884,329	$4,111,396	$ 289,547	$ 16,889

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 3,204	$ 107,719	$ 989,896	$ 557,827
Total	$ 3,204	$ 107,719	$ 989,896	$ 557,827

	Large-Cap Growth		Blue Chip 35 Index
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 342,838	$ 342,087	$7,110,502	$4,877,457
Total	$ 342,838	$ 342,087	$7,110,502	$4,877,457

	Managed Volatility
	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 151,314	$ 266,935
Total	$ 151,314	$ 266,935

At June 30, 2012, the Funds had available for tax purposes, capital loss carryovers as follows:

		Aggressive Investor 1	Ultra-Small Company
Expiring	6/30/2016	$ 9,342,674	$1,346,595
	6/30/2017	177,345,455	1,662,540
	6/30/2018	16,094,317	-

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

		Small-Cap Growth	Small-Cap Value
Expiring	6/30/2017	$ 6,410,906	$ 4,037,798
	6/30/2018	22,793,119	50,552,993

		Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Expiring	6/30/2017	$ -	$17,847,189	$ -
	6/30/2018	33,176,486	34,451,339	6,090,159
	6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As a result of the mergers described in Note 1, pre-merger capital loss carryovers are subject to limitations under Internal Revenue Code Sections 381-384. As of the date of the merger the Aggressive Investors 1 Fund had accumulated capital losses of $62,647,229 which are subject to limitation and the Micro-Cap Limited Fund had accumulated losses of $8,287,942 which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2012.

Capital loss carryovers utilized during the fiscal year June 30, 2012 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$ 6,940,180
Ultra-Small Company	3,714,932
Small-Cap Growth	4,272,992
Small-Cap Value	10,710,699
Large-Cap Growth	4,888,439
Blue Chip 35 Index	12,220,024
Managed Volatility	953,714

Components of Accumulated Earnings (Deficit)  As of June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income (Loss)	$ 100,737	$ 62,838	$ 2,314,302
Accumulated Net Realized Gain (Loss) on Investments*	(210,458,200)	(6,825,363)	26,718,152
Net Unrealized Appreciation/Depreciation of Investments	8,812,673	10,131,707	79,067,935
Total	$(201,544,790)	$ 3,369,182	$108,100,389

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income (Loss)	$ 10,077	$ -	$ 606,513
Accumulated Net Realized Gain (Loss) on Investments*	77,406	(29,526,291)	(55,779,626)
Net Unrealized Appreciation/Depreciation of Investments	155,558	2,799,106	6,367,388
Total	$243,041	$(26,727,185)	$(48,805,725)

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income (Loss)	$ 167,751	$ 3,580,113	$ 99,873
Accumulated Net Realized Gain (Loss) on Investments*	(33,494,618)	(55,403,139)	(6,101,076)
Net Unrealized Appreciation/Depreciation of Investments	5,149,758	72,525,144	3,746,543
Total	$(28,177,109)	$ 20,702,118	$(2,254,660)

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2013. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds have deferred qualified late-year losses of $7,675,754, $3,816,228, $1,992,931, $322,266, $1,188,835, $318,132, $448,421 and $10,917, respectively.

For the fiscal year June 30, 2012, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-in-Capital	$ 139,586,414	$ 3,055,953	$ 6,510,635
Undistributed Net Investment Income	(23,447)	25,206	(400,940)
Accumulated Net Realized (Gain) Loss	(139,562,967)	(3,081,159)	(6,109,695)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Paid-in-Capital	$ -	$ (104,193)	$ -
Undistributed Net Investment Income	(399)	1,740	13
Accumulated Net Realized Loss	399	102,453	(13)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Paid-in-Capital	$ -	$ -	$ -
Undistributed Net Investment Income	6,197	-	-
Accumulated Net Realized Loss	(6,197)	-	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in swaps, partnerships, real estate investment trusts, business development companies, grantor trusts, passive foreign investment companies (PFICs) and adjustments resulting from fund mergers.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until November 2, 2012. Advances under the Facility are limited to $10,000,000 in total for all Funds and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate, plus 1.25%. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

For the fiscal year ended June 30, 2012, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.50%	$401,427	75	$1,238	$1,504,000
Ultra-Small Company	1.49%	404,222	36	593	1,100,000
Ultra-Small Company Market	1.50%	1,489,018	111	6,773	6,069,000
Small-Cap Growth	1.49%	263,297	74	818	1,399,000
Small-Cap Value	1.49%	377,168	137	2,095	1,877,000
Large-Cap Growth	1.48%	172,611	90	512	630,000
Blue Chip 35 Index	1.52%	2,094,296	159	13,525	10,000,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

At June 30, 2012, Blue Chip 35 Index Fund had a loan outstanding in the amount of $9,665,000.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

117	Annual Report | June 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund, each a series of Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years and periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund as of June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and financial highlights for each of the years and periods in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 24, 2012

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OTHER INFORMATION

June 30, 2012 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2011.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2012. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Aggressive Investor 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	57.98%	63.51%	76.85%
Qualified Dividend Income	62.13%	67.42%	77.70%
Qualified Interest Related Dividends	0.00%	0.02%	0.20%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Corporate Dividends Received Deduction	7.69%	100.00%	99.20%
Qualified Dividend Income	8.42%	100.00%	100.00%
Qualified Interest Related Dividends	0.05%	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	100.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Corporate Dividends Received Deduction	100.00%	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%	37.33%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	28.65%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2012, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Ordinary Income Distributions	$3,284,990	$1,269,925	$3,451,142	$280,424
Equalization Debits Included in Ordinary Income Distributions	-	-	257,148	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	6,253,487	-
Long-Term Capital Gain Distributions	-	-	13,433,187	9,123

	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Ordinary Income Distributions	$3,204	$989,896	$342,838	$7,110,502	$151,314

119	Annual Report | June 30, 2012

OTHER INFORMATION (continued)

June 30, 2012 (Unaudited)

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2012 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds (each a “Fund” and collectively, the “Funds”) must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Management Agreement. The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each Fund’s Management Agreement, including the services and support provided to each Fund and its shareholders.

On June 1, 2012, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following Funds: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund. In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to each Fund, including:

—	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”);

—	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

—	actual management fees paid by each Fund to the Adviser;

—	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

—	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

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OTHER INFORMATION (continued)

June 30, 2012 (Unaudited)

—	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund; and

—	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser and, as a result of the telephonic meeting, requested certain additional information from the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

—

 the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

—	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds;

—	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

—	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

—	the Adviser’s risk assessment and risk management capabilities;

—	the fact that the Adviser continues to use no soft dollars; and

—

 the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors and the fact that at the current time, the Adviser is operating each Fund at a loss.

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Independent Directors concluded the following:

—	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

—	the investment performance of each Fund was either acceptable or better or subject to reasonable steps by the Adviser to monitor or address underperformance;

—	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were reasonable;

—	the costs of services provided by the Adviser to each Fund were fair and reasonable in relation to the services and benefits provided to each Fund; and

—

 the shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers and/or breakpoints, or were not missing the opportunity to benefit from economies of scale in view of asset sizes and fee structures.

121	Annual Report | June 30, 2012

OTHER INFORMATION (continued)

June 30, 2012 (Unaudited)

In summary, the Independent Directors renewed the Management Agreement with respect to each Fund. The Independent Directors valued access by the Funds to the Adviser’s proprietary statistically driven investment management services and favorable fee levels, considered the steps the Adviser was taking to address underperformance of certain Funds and concluded that renewal of the Management Agreement was in the best interests of each Fund and its shareholders. Based on all of the information presented, the Board, including a majority of its Independent Directors, determined on a Fund-by-Fund basis that the fees charged under the Management Agreement are reasonable in relation to the services that are provided under the Management Agreement. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

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DISCLOSURE OF FUND EXPENSES
June 30, 2012 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2012 and held until June 30, 2012.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/12	Ending Account Value at 6/30/12	Expense Ratio	Expenses Paid During Period* 1/1/12 - 6/30/12

Bridgeway Aggressive Investors 1
Actual Fund Return	$1,000.00	$1,086.20	0.20%	$1.04
Hypothetical Fund Return	$1,000.00	$1,024.00	0.20%	$1.01

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,130.60	1.22%	$6.50
Hypothetical Fund Return	$1,000.00	$1,018.90	1.22%	$6.16

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,139.00	0.75%	$4.01
Hypothetical Fund Return	$1,000.00	$1,021.25	0.75%	$3.79

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,073.50	0.90%	$4.67
Hypothetical Fund Return	$1,000.00	$1,020.50	0.90%	$4.55

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,062.10	0.94%	$4.85
Hypothetical Fund Return	$1,000.00	$1,020.30	0.94%	$4.75

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,088.90	0.94%	$4.91
Hypothetical Fund Return	$1,000.00	$1,020.30	0.94%	$4.75

123	Annual Report | June 30, 2012

DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2012 (Unaudited)

	Beginning Account Value at 1/1/12	Ending Account Value at 6/30/12	Expense Ratio	Expenses Paid During Period* 1/1/12 - 6/30/12

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,089.10	0.84%	$4.39
Hypothetical Fund Return	$1,000.00	$1,020.80	0.84%	$4.24

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,099.70	0.16%	$0.84
Hypothetical Fund Return	$1,000.00	$1,024.20	0.16%	$0.81

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,041.90	0.94%	$4.80
Hypothetical Fund Return	$1,000.00	$1,020.30	0.94%	$4.75

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

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RESULTS OF SHAREHOLDER MEETING
June 30, 2012 (Unaudited)

On May 30, 2012, a Special Meeting of Shareholders for the Aggressive Investors 2 Fund (“AI2 Fund”) was held to consider the approval of the Plan of Reorganization between the AI2 Fund and the Aggressive Investors 1 Fund (“AI1 Fund”) which provides for (1) the conversion of the shares of the AI2 Fund into shares of the AI1 Fund and (2) the resulting transfer to the AI1 Fund of all of the property, assets and goodwill of the AI2 Fund. The following votes were recorded during the meeting (percentages are reflective of total shares voted at the meeting).

	Shares Voted	Percentage of Voted Shares
Votes For	5,786,022.503	94.41%
Votes Against	221,560.981	3.61%
Votes Abstained	121,143.107	1.98%

On May 30, 2012, a Special Meeting of Shareholders for the Micro-Cap Limited Fund (“MCL Fund”) was held to consider the approval of the Plan of Reorganization between MCL Fund and the Ultra-Small Company Fund (“USC Fund”) which provides for (1) the conversion of the shares of the MCL Fund into shares of the USC Fund and (2) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund. The following votes were recorded during the meeting (percentages are reflective of total shares voted at the meeting).

	Shares Voted	Percentage of Voted Shares
Votes For	1,708,427.845	95.62%
Votes Against	58,142.586	3.25%
Votes Abstained	20,136.313	1.13%

125	Annual Report | June 30, 2012 (Unaudited)

DIRECTORS & OFFICERS
June 30, 2012

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 59	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 57	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 49	Director	Term: 1 Year Length: 1994 to Present.	Partner, Gainer, Donnelly, Desroches, LLP, since 1998.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 51	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 2004 through May 2012.	Eleven	None

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DIRECTORS & OFFICERS (continued)

June 30, 2012

“Interested” or Affiliated Directors and Officers

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[2] Age 48	President and Director	Term: 1 Year Length: 2003 to Present.

President and Chief Operating Officer, Bridgeway Capital Management, Inc., 10/2010 - present, President, Bridgeway Funds, 6/2005 - present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 - 10/2010.

				Eleven	None

John N. R. Montgomery[3] Age 56	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., 10/2010 - present, Vice President, Bridgeway Funds, 6/2005 - present, President, Bridgeway Capital Management, Inc., 11/1993 - 10/2010.	Eleven	None

127	Annual Report | June 30, 2012

DIRECTORS & OFFICERS (continued)

June 30, 2012

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 54	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 50	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 12/2004 - present, Staff member, Bridgeway Capital Management, Inc., 5/2004 - present.	N/A	None

Deborah L. Hanna Age 47	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - present.	N/A	None

Sharon Lester Age 57	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., 12/2010 - present. Prior to 12/2010, Director of Portfolio Operations, Invesco.	N/A	None
*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

[3]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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THIS PAGE INTENTIONALLY LEFT BLANK

BRIDGEWAY FUNDS, INC.
BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809
CUSTODIAN
The Bank of New York Mellon One Wall Street New York, NY 10286
DISTRIBUTOR
Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s  Public Reference Room in Washington, D.C. To find out more about this public service, call  the SEC at 800-SEC-0330. Reports and other information about the Funds is also  available on the SEC’s website at www.sec.gov. You can receive copies of this  information, for a fee, by writing the Public Reference Section, Securities and Exchange  Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the  following email address: publicinfo@sec.gov.

A no-load mutual fund family of domestic funds

Annual Report

June 30, 2012

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

www.bridgewayomni.com

Bridgeway Funds Standardized Returns as of June 30, 2012 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio
Omni Small-Cap Value	-6.32%	7.24%	NA	NA	NA	11.41%*	8/31/2011	1.00%[1]	0.60%[1]
Omni Tax-Managed Small-Cap Value	-6.42%	6.80%	-5.41%	NA	NA	0.69%	12/31/2010	1.56%[1]	0.60%[1]

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2012.

* Not annualized.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgewayomni.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2012

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Rasool Shaik	Christine Liang

Market Review

The positive momentum that carried the market at the end of 2011 and through the first quarter of 2012 came to an end in the second quarter. U.S. stocks were volatile during the quarter with most of the losses coming in May. Broad market returns for the quarter were down 3.15% as represented by the Russell 3000 Index. Value stocks generally outperformed growth stocks with large-cap value stocks leading the way as represented by the Russell 1000 Value index, down 2.20%.

For the fiscal year period ended June 30, 2012, broad market stocks were up 3.84% as represented by the Russell 3000 Index. Returns were mixed among value and growth stocks and across the market cap spectrum. Large-cap growth stocks, as represented by the Russell 1000 Growth Index, led the way, up 5.76%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2012

	2q12	12-Months
Best Performing	Russell 1000 Value Index -2.20%	Russell 1000 Growth Index +5.76%
	Russell 3000 Value Index -2.26%	Russell 3000 Growth Index +5.05%
	Russell 2000 Value Index -3.01%	Russell 1000 Value Index +3.01%
	Russell Mid-Cap Value Index -3.26%	Russell 3000 Value Index +2.64%
	Russell 2000 Growth Index -3.94%	Russell Mid-Cap Value Index -0.37%
	Russell 3000 Growth Index -4.02%	Russell 2000 Value Index -1.44%
	Russell 1000 Growth Index -4.02%	Russell 2000 Growth Index -2.71%
Worst Performing	Russell Mid-Cap Growth Index -5.60%	Russell Mid-Cap Growth Index -2.99%

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure. These Funds are designed to capture the size and style benefits within a specific asset class.

www.bridgewayomni.com	1

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2012, total returns were -6.32% for the Fund and -3.01% for the Russell 2000 Value Index. For the partial fiscal year ended June 30, 2012, total returns were 11.41% for the Fund and 11.81% for the Russell 2000 Value Index.

The table below presents our June quarter and inception-to-date financial results. See below for a graph of performance since inception.

Standardized Returns as of June 30, 2012

	Quarter	Since Inception (8/31/11)

Omni Small-Cap Value Fund	-6.32%	11.41%
Russell 2000 Value Index	-3.01%	11.81%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index.

Omni Small-Cap Value Fund vs. Russell 2000 Value Index from Inception 8/31/11 to 6/30/12

2	Annual Report | June 30, 2012

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2012, we held 625 such stocks in a market cap weighted style. We make no attempt to track any public index in either performance or statistics.

The Fund returns were driven by the fact that returns for small stocks were negative across the board. Declines were broadly spread across almost all sectors. The design tilt towards smaller and deeper value stocks resulted in heavy underweighting in the strong performing Financials sector, which hurt the Fund’s performance for the quarter relative to the Russell 2000 Value Index.

Detailed Explanation of Fiscal Period Performance (8/31/11 - 6/30/12)

Our smaller-cap dominance and deeper value bent helped the performance for the fiscal year. The design tilt towards smaller and deeper value stocks resulted in heavy underweighting in the Financials sector, the best performing sector, which hurt the Fund’s return relative to the Russell 2000 Value Index.

Top Ten Holdings as of June 30, 2012

Rank Description		Industry	% of Net Assets
1	Worthington Industries, Inc.	Metals & Mining	0.9%
2	ANN, Inc.	Specialty Retail	0.8%
3	Cloud Peak Energy, Inc.	Oil, Gas & Consumable Fuels	0.8%
4	Group 1 Automotive, Inc.	Specialty Retail	0.8%
5	SUPERVALU, Inc.	Food & Staples Retailing	0.8%
6	US Airways Group, Inc.	Airlines	0.7%
7	Cracker Barrel Old Country Store, Inc.	Hotels, Restaurants & Leisure	0.7%
8	SYNNEX Corp.	Electronic Equipment, Instruments & Components	0.7%
9	Cooper Tire & Rubber Co.	Auto Components	0.7%
10	Select Medical Holdings Corp.	Health Care Providers & Services	0.7%
	Total		7.6%

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	25.6%	11.4%	14.2%
Consumer Staples	6.0%	2.7%	3.3%
Energy	8.8%	6.7%	2.1%
Financials	12.3%	35.8%	-23.5%
Health Care	5.5%	4.8%	0.7%
Industrials	18.4%	12.9%	5.5%
Information Technology	11.4%	13.0%	-1.6%
Materials	9.5%	5.1%	4.4%
Telecommunication Services	1.9%	0.6%	1.3%
Utilities	0.2%	7.0%	-6.8%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

4	Annual Report | June 30, 2012

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 99.55%
Aerospace & Defense - 0.85%
AAR Corp.	32,000	$ 431,360
Astrotech Corp.*	30,000	32,400
Ducommun, Inc.*	16,300	159,903
EDAC Technologies Corp.*	6,900	77,832
GeoEye, Inc.*	16,200	250,776
Orbital Sciences Corp.*	28,150	363,698
Sparton Corp.*	2,500	24,750
Sypris Solutions, Inc.	26,100	181,917

		1,522,636

Air Freight & Logistics - 0.49%
Air Transport Services Group, Inc.*	64,600	335,920
Atlas Air Worldwide Holdings, Inc.*	5,300	230,603
Pacer International, Inc.*	28,400	153,928
Park-Ohio Holdings Corp.*	8,700	165,561

		886,012

Airlines - 1.65%
Hawaiian Holdings, Inc.*	41,334	269,084
JetBlue Airways Corp.*	184,950	980,235
Republic Airways Holdings, Inc.*	34,000	188,700
SkyWest, Inc.	33,800	220,714
US Airways Group, Inc.*+	97,900	1,305,007

		2,963,740
Auto Components - 2.21%
China Automotive Systems, Inc.*+	22,400	91,616
China XD Plastics Co., Ltd.*+	50,900	233,122
Cooper Tire & Rubber Co.	70,100	1,229,554
Exide Technologies*	35,000	117,600
Federal-Mogul Corp.*	54,000	594,000
Modine Manufacturing Co.*	24,300	168,399
Shiloh Industries, Inc.	4,700	54,050
SORL Auto Parts, Inc.*+	29,900	72,059
Spartan Motors, Inc.	14,950	78,338
Standard Motor Products, Inc.	38,000	535,040
Stoneridge, Inc.*	38,900	264,909
Strattec Security Corp.	1,300	27,352
Superior Industries International, Inc.	12,200	199,714
Tower International, Inc.*	28,900	303,450

		3,969,203
Beverages - 0.26%
Coca-Cola Bottling Co. Consolidated	7,200	462,816

Industry Company	Shares	Value

Building Products - 0.73%
Ameresco, Inc., Class A*	27,000	$ 322,110
Gibraltar Industries, Inc.*	11,250	116,775
Griffon Corp.	28,800	247,104
Nortek, Inc.*	4,800	240,192
Patrick Industries, Inc.*	10,300	131,325
Universal Forest Products, Inc.	5,800	226,084
US Home Systems, Inc.	2,800	28,420

		1,312,010

Capital Markets - 1.27%
Calamos Asset Management, Inc., Class A	13,000	148,850
Cowen Group, Inc., Class A*	40,200	106,932
FBR & Co.*	86,400	239,328
GFI Group, Inc.	54,350	193,486
Gleacher & Co., Inc.*	57,300	45,840
Hanover Capital Mortgage Holdings, Inc.*	17,200	403,168
INTL FCStone, Inc.*	12,500	241,875
Investment Technology Group, Inc.*	18,350	168,820
Oppenheimer Holdings, Inc., Class A	15,300	240,516
Piper Jaffray Cos.*	11,400	267,102
SWS Group, Inc.*	41,200	219,596

		2,275,513

Chemicals - 3.36%
American Pacific Corp.*	2,900	30,566
China Green Agriculture, Inc.*+	36,800	131,744
Core Molding Technologies, Inc.*	6,200	51,088
Ferro Corp.*	27,700	132,960
Georgia Gulf Corp.	31,950	820,156
Gulf Resources, Inc.*	42,400	51,728
Koppers Holdings, Inc.	10,700	363,800
Kraton Performance Polymers, Inc.*	48,350	1,059,349
Material Sciences Corp.*	5,200	42,640
OM Group, Inc.*	33,700	640,300
Omnova Solutions, Inc.*	45,650	344,201
Penford Corp.*	18,400	164,680
Schulman (A.), Inc.	30,900	613,365
Spartech Corp.*	24,700	127,699
TPC Group, Inc.*	15,550	574,572
Tredegar Corp.	28,800	419,328
Yongye International, Inc.*+	62,400	192,816

www.bridgewayomni.com	5

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Zep, Inc.	19,400	$ 266,362

		6,027,354

Commercial Banks - 3.84%
Access National Corp.+	2,700	35,370
BancorpSouth, Inc.	43,650	633,798
Bank of Commerce Holdings	7,600	31,008
Banner Corp.	7,550	165,421
C&F Financial Corp.+	1,200	48,192
Capital City Bank Group, Inc.	7,650	56,380
Citizens Republic Bancorp, Inc.*	18,000	308,340
CoBiz Financial, Inc.	16,600	103,916
Fidelity Southern Corp.+	16,800	145,152
First Bancorp	7,600	67,564
First BanCorp. (Puerto Rico)*+	87,300	345,708
First Business Financial Services, Inc.	1,200	27,240
First Merchants Corp.	11,500	143,290
First United Corp.*	9,200	39,652
Firstbank Corp.	14,800	148,000
Great Southern Bancorp, Inc.	6,000	165,480
Guaranty Bancorp*	24,000	50,640
Hampton Roads Bankshares, Inc.*+	22,300	24,307
Hanmi Financial Corp.*	150	1,572
Heartland Financial USA, Inc.	7,350	176,400
Horizon Bancorp+	2,100	55,230
Independent Bank Corp.*	3,800	9,538
Intervest Bancshares Corp., Class A*	32,800	125,624
Macatawa Bank Corp.*	13,200	45,012
MainSource Financial Group, Inc.	9,050	107,062
MBT Financial Corp.*	24,300	66,825
Mercantile Bank Corp.*	3,300	60,885
Metro Bancorp, Inc.*	6,300	75,789
NewBridge Bancorp*	7,000	30,660
Old Second Bancorp, Inc.*	6,500	8,450
Orrstown Financial Services, Inc.	5,600	44,968
Peoples Bancorp, Inc.	4,800	105,504
PrivateBancorp, Inc.	32,250	476,010
Republic Bancorp, Inc., Class A	9,350	208,038
Savannah Bancorp, Inc. (The)*	3,200	15,520

Industry Company	Shares	Value

Commercial Banks (continued)
Southwest Bancorp, Inc.*	23,600	$ 222,076
Susquehanna Bancshares, Inc.	68,450	705,035
Synovus Financial Corp.	328,750	650,925
Taylor Capital Group, Inc.*+	641	10,506
Union First Market Bankshares Corp.	11,700	169,065
United Community Banks, Inc.*	35,650	305,520
Virginia Commerce Bancorp, Inc.*	13,350	112,540
VIST Financial Corp.	3,000	34,860
Wintrust Financial Corp.	12,800	454,400
Yadkin Valley Financial Corp.*	28,600	75,790

		6,893,262

Commercial Services & Supplies - 6.25%
ABM Industries, Inc.	38,700	756,972
American Reprographics Co.*	38,350	192,900
AMREP Corp.*	9,700	58,685
Asset Acceptance Capital Corp.*+	31,500	214,200
Brink’s Co. (The)	49,150	1,139,297
Casella Waste Systems, Inc., Class A*	20,650	120,803
Consolidated Graphics, Inc.*	18,675	542,509
Courier Corp.	9,200	121,900
Deluxe Corp.	40,600	1,012,564
EnergySolutions, Inc.*	212,600	359,294
Geo Group, Inc. (The)*	41,800	949,696
Herman Miller, Inc.	29,300	542,636
HNI Corp.	31,500	811,125
Industrial Services of America, Inc.*+	6,000	29,760
Intersections, Inc.	31,300	496,105
Kimball International, Inc., Class B	31,800	244,860
Metalico, Inc.*	63,000	138,600
Multi-Color Corp.	22,400	498,176
Perma-Fix Environmental Services*	41,000	47,970
Schawk, Inc.	14,200	180,340
Standard Parking Corp.*	13,750	295,900
Standard Register Co. (The)	11,450	6,870
Sykes Enterprises, Inc.*	37,600	600,096
TMS International Corp., Class A*	42,100	419,737
TRC Cos., Inc.*	31,650	192,432
United Stationers, Inc.	32,600	878,570

6	Annual Report | June 30, 2012

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (continued)
Versar, Inc.*	8,900	$ 26,789
Viad Corp.	17,400	348,000

		11,226,786

Communications Equipment - 0.73%
Bel Fuse, Inc., Class B	13,500	237,735
Black Box Corp.	18,250	523,775
Communications Systems, Inc.	1,000	11,170
Globecomm Systems, Inc.*	31,200	316,368
Network Engines, Inc.*	19,200	27,072
Technical Communications Corp.	900	7,101
Tessco Technologies, Inc.	6,650	146,633
Zoom Technologies, Inc.*	43,200	44,928

		1,314,782

Computers & Peripherals - 0.53%
Cray, Inc.*	16,300	196,904
Dot Hill Systems Corp.*	35,800	40,812
Hutchinson Technology, Inc.*	62,900	91,834
Imation Corp.*	17,300	102,243
Novatel Wireless, Inc.*	71,100	177,039
Xyratex, Ltd.	30,200	341,562

		950,394

Construction & Engineering - 0.83%
Argan, Inc.	18,600	260,028
EMCOR Group, Inc.	2,800	77,896
Great Lakes Dredge & Dock Corp.	20,850	148,452
Layne Christensen Co.*	5,050	104,485
Michael Baker Corp.*	3,400	88,706
Northwest Pipe Co.*	13,400	325,084
Orion Marine Group, Inc.*	10,800	75,168
Primoris Services Corp.	18,800	225,600
Sterling Construction Co., Inc.*	18,250	186,515

		1,491,934

Construction Materials - 0.24%
Headwaters, Inc.*	84,800	436,720

Consumer Finance - 1.01%
Cash America International, Inc.	10,200	449,208
CompuCredit Holdings Corp.*	32,600	118,012
DFC Global Corp.*	19,600	361,228
First Marblehead Corp. (The)*	159,100	186,147

Industry Company	Shares	Value

Consumer Finance (continued)
Nelnet, Inc., Class A	25,800	$ 593,400
QC Holdings, Inc.	27,300	114,387

		1,822,382

Containers & Packaging - 0.75%
AEP Industries, Inc.*	5,550	241,703
Boise, Inc.	127,050	835,989
Mod-Pac Corp.*	1,500	7,740
Myers Industries, Inc.	15,600	267,696

		1,353,128

Distributors - 0.26%
Amcon Distributing Co.	600	33,234
Core-Mark Holding Co., Inc.	5,600	269,584
VOXX International Corp.*	18,200	169,624

		472,442

Diversified Consumer Services - 1.60%
Cambium Learning Group, Inc.*	18,950	18,002
Capella Education Co.*	9,700	337,172
Career Education Corp.*	38,800	259,572
Carriage Services, Inc.	13,950	116,064
Coinstar, Inc.*	250	17,165
Corinthian Colleges, Inc.*	108,650	313,999
Learning Tree International, Inc.*	11,700	51,129
Lincoln Educational Services Corp.	37,025	240,662
Mac-Gray Corp.	11,100	156,399
Regis Corp.	60,450	1,085,682
School Specialty, Inc.*+	8,550	27,873
Universal Technical Institute, Inc.	18,500	249,935

		2,873,654

Diversified Financial Services - 0.76%
Gain Capital Holdings, Inc.	26,899	134,226
Interactive Brokers Group, Inc., Class A	21,150	311,328
PHH Corp.*	45,050	787,474
Primus Guaranty, Ltd.*	16,700	125,250

		1,358,278

Diversified Telecommunication Services - 1.44%
Atlantic Tele-Network, Inc.	14,200	478,966
Cbeyond, Inc.*	26,550	179,744
Consolidated Communications Holdings, Inc.	22,300	330,040

www.bridgewayomni.com	7

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
General Communication, Inc., Class A*	59,550	$ 494,860
Hawaiian Telcom Holdco, Inc.*+	10,200	199,002
HickoryTech Corp.	6,000	66,660
IDT Corp., Class B	25,275	247,948
Iridium Communications, Inc.*	29,800	267,008
Multiband Corp.*	9,700	23,086
Premiere Global Services, Inc.*	9,500	79,705
Primus Telecommunications Group, Inc.+	13,700	213,309

		2,580,328

Electrical Equipment - 0.84%
Allied Motion Technologies, Inc.	17,400	104,400
China BAK Battery, Inc.*	1,800	1,044
Coleman Cable, Inc.	18,400	159,896
Fushi Copperweld, Inc.*+	32,800	285,032
General Cable Corp.*	3,900	101,166
Global Power Equipment Group, Inc.	13,972	305,148
Lihua International, Inc.	31,250	171,250
LSI Industries, Inc.	36,100	257,032
Orion Energy Systems, Inc.*	35,000	77,000
SL Industries, Inc.*	1,650	21,764
Ultralife Corp.*	7,350	28,371

		1,512,103

Electronic Equipment, Instruments & Components - 4.04%
Agilysys, Inc.*	14,400	124,848
Brightpoint, Inc.*	22,200	120,102
IEC Electronics Corp.*	800	4,864
Insight Enterprises, Inc.*	29,800	501,534
Itron, Inc.*	13,100	540,244
Kemet Corp.*	58,850	353,688
LGL Group, Inc. (The)*	100	652
LoJack Corp.*	8,000	24,160
Multi-Fineline Electronix, Inc.*	7,600	187,264
Newport Corp.*	26,000	312,520
PAR Technology Corp.*	29,000	142,970
PC Connection, Inc.	12,000	127,440
PC Mall, Inc.*	5,600	30,296
Plexus Corp.*	40,200	1,133,640
Power-One, Inc.*	8,800	39,776
Pulse Electronics Corp.	18,650	36,741
Sanmina-SCI Corp.*	102,150	836,608
SMTC Corp.*+	10,700	34,989
SYNNEX Corp.*	35,900	1,238,191

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TTM Technologies, Inc.*	106,650	$ 1,003,577
Viasystems Group, Inc.*	26,700	453,900

		7,248,004

Energy Equipment & Services - 3.09%
Basic Energy Services, Inc.*	49,000	505,680
Cal Dive International, Inc.*	2,750	7,975
Dawson Geophysical Co.*	26,000	619,320
ENGlobal Corp.*	71,200	106,800
Exterran Holdings, Inc.*	79,800	1,017,450
Global Geophysical Services, Inc.*	41,500	253,980
Hercules Offshore, Inc.*	47,300	167,442
Key Energy Services, Inc.*	102,600	779,760
Matrix Service Co.*	6,600	74,910
Parker Drilling Co.*	104,450	471,070
PHI, Inc.*	6,900	191,889
Pioneer Drilling Co.*	63,000	502,110
TETRA Technologies, Inc.*	30,600	218,178
TGC Industries, Inc.*	11,655	113,170
Union Drilling, Inc.*	27,800	124,544
Willbros Group, Inc.*	60,300	389,538

		5,543,816

Food & Staples Retailing - 3.28%
Andersons, Inc. (The)	25,400	1,083,564
Ingles Markets, Inc., Class A	22,400	359,072
Nash Finch Co.	11,400	244,872
Pantry, Inc. (The)*	20,800	305,760
Spartan Stores, Inc.	16,700	302,771
SUPERVALU, Inc.+	268,100	1,388,758
Susser Holdings Corp.*	18,850	700,655
Village Super Market, Inc., Class A	13,000	423,540
Weis Markets, Inc.	24,300	1,081,836

		5,890,828

Food Products - 1.44%
American Lorain Corp.*	13,300	14,630
Chiquita Brands International, Inc.*	18,800	94,000
Diamond Foods, Inc.+	15,300	272,952
Dole Food Co., Inc.*	40,700	357,346
Farmer Bros. Co.*	12,700	101,092
Feihe International, Inc.*+	13,800	94,392
Fresh Del Monte Produce, Inc.	33,800	793,286
John B. Sanfilippo & Son, Inc.*	9,200	164,220
Omega Protein Corp.*	23,650	174,064

8	Annual Report | June 30, 2012

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Food Products (continued)
Overhill Farms, Inc.*	9,000	$ 35,280
Seneca Foods Corp., Class A*	5,200	139,880
SkyPeople Fruit Juice, Inc.*	62,900	100,640
Westway Group, Inc.	10,700	64,093
Zhongpin, Inc.*	18,700	172,227

		2,578,102

Health Care Equipment & Supplies - 0.28%
Dynatronics Corp.*	6,000	3,001
DynaVox, Inc., Class A*	66,300	74,256
Fonar Corp.*	17,700	72,747
Invacare Corp.	14,350	221,420
Medical Action Industries, Inc.*	26,000	90,480
RTI Biologics, Inc.*	1,600	6,016
Theragenics Corp.*	20,000	40,200

		508,120

Health Care Providers & Services - 5.16%
Addus HomeCare Corp.*	4,800	23,568
Advocat, Inc.	2,600	16,640
Almost Family, Inc.*	4,250	94,945
Amedisys, Inc.*	13,150	163,718
AMN Healthcare Services, Inc.*	44,134	261,715
Amsurg Corp.*	28,550	855,929
BioScrip, Inc.*	24,550	182,406
CardioNet, Inc.*	16,500	33,495
Chindex International, Inc.*	8,500	83,300
Cross Country Healthcare, Inc.*	24,050	105,098
Emeritus Corp.*	31,200	525,096
Ensign Group, Inc. (The)	9,450	267,152
Five Star Quality Care, Inc.*	21,300	65,391
Gentiva Health Services, Inc.*	950	6,584
Healthways, Inc.*	15,150	120,897
Kindred Healthcare, Inc.*	23,400	230,022
LHC Group, Inc.*	8,450	143,312
Molina Healthcare, Inc.*	41,650	977,109
National Healthcare Corp.	6,200	280,426
PharMerica Corp.*	44,350	484,302
Providence Service Corp. (The)*	16,000	219,360
PSS World Medical, Inc.*	40,100	841,699
Select Medical Holdings Corp.*	118,800	1,201,068
Skilled Healthcare Group, Inc., Class A*	46,748	293,577
Sun Healthcare Group, Inc.*	49,300	412,641

Industry Company	Shares	Value

Health Care Providers & Services (continued)
Sunrise Senior Living, Inc.*+	36,950	$ 269,365
Triple-S Management Corp., Class B*	39,900	729,372
Universal American Corp.*	35,100	369,603

		9,257,790

Hotels, Restaurants & Leisure - 6.26%
Ark Restaurants Corp.	1,600	23,104
Benihana, Inc.	9,950	160,294
Biglari Holdings, Inc.*	612	236,471
Bob Evans Farms, Inc.	21,275	855,255
Boyd Gaming Corp.*+	90,250	649,800
Caribou Coffee Co., Inc.*	13,300	171,703
Carrols Restaurant Group, Inc.*	18,025	107,069
CEC Entertainment, Inc.	21,650	787,410
Cracker Barrel Old Country Store, Inc.	20,600	1,293,680
DineEquity, Inc.*	10,300	459,792
Dover Downs Gaming & Entertainment, Inc.	12,500	37,625
Einstein Noah Restaurant Group, Inc.	19,225	337,591
Famous Dave’s of America, Inc.*	3,400	37,570
Fiesta Restaurant Group, Inc.*	18,025	238,471
Frisch’s Restaurants, Inc.	6,800	192,712
Full House Resorts, Inc.*	8,400	24,108
Isle of Capri Casinos, Inc.*	53,600	330,712
J. Alexander’s Corp.*	2,300	26,128
Jack in the Box, Inc.*	36,050	1,005,074
Kona Grill, Inc.*	4,100	36,982
Lakes Entertainment, Inc.*	22,700	65,830
Luby’s, Inc.*	12,600	84,420
Marcus Corp.	13,350	183,696
MTR Gaming Group, Inc.*	40,600	192,850
Multimedia Games Holding Co., Inc.*	11,900	166,600
Nevada Gold & Casinos, Inc.*	7,800	8,970
PF Chang’s China Bistro, Inc.	7,000	360,290
Pinnacle Entertainment, Inc.*	47,450	456,469
Red Robin Gourmet Burgers, Inc.*	16,200	494,262
Ruby Tuesday, Inc.*	69,100	470,571
Ruth’s Hospitality Group, Inc.*	44,000	290,400
Scientific Games Corp., Class A*	41,350	353,542

www.bridgewayomni.com	9

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Sonic Corp.*	70,000	$ 701,400
Town Sports International Holdings, Inc.*	30,000	398,700

		11,239,551

Household Durables - 1.13%
American Greetings Corp., Class A+	31,000	453,220
CSS Industries, Inc.	11,800	242,490
Emerson Radio Corp.*	10,500	21,315
Ethan Allen Interiors, Inc.	11,700	233,181
Flexsteel Industries, Inc.	4,900	96,922
Hooker Furniture Corp.	10,900	128,511
La-Z-Boy, Inc.*	21,800	267,922
Libbey, Inc.*	30,649	471,075
Lifetime Brands, Inc.	9,700	120,959

		2,035,595

Household Products - 0.73%
Central Garden & Pet Co., Class A*	31,750	345,757
Harbinger Group, Inc.*+	115,200	897,408
Oil-Dri Corp. of America	3,150	68,985

		1,312,150

Independent Power Producers & Energy Traders - 0.04%
Genie Energy, Ltd., Class B	10,275	79,837

Industrial Conglomerates - 0.08%
Standex International Corp.	3,400	144,738

Insurance - 4.66%
American Equity Investment Life Holding Co.	53,850	592,888
American Safety Insurance Holdings, Ltd.*	12,600	236,250
Crawford & Co., Class B	56,150	229,654
Eastern Insurance Holdings, Inc.	7,400	125,800
EMC Insurance Group, Inc.	5,800	117,160
FBL Financial Group, Inc., Class A	13,950	390,740
First American Financial Corp.	28,875	489,720
Flagstone Reinsurance Holdings SA	39,450	315,994
Hallmark Financial Services, Inc.*	19,100	148,980
Homeowners Choice, Inc.	9,900	174,240
Horace Mann Educators Corp.	17,900	312,892
Independence Holding Co.	19,326	190,361

Industry Company	Shares	Value

Insurance (continued)
Maiden Holdings, Ltd.	57,600	$ 499,968
Meadowbrook Insurance Group, Inc.	23,700	208,323
National Financial Partners Corp.*	19,150	256,610
National Western Life Insurance Co., Class A	1,625	230,620
Navigators Group, Inc. (The)*	2,900	145,145
Protective Life Corp.	3,600	105,876
SeaBright Holdings, Inc.	29,300	260,477
Selective Insurance Group, Inc.	24,250	422,192
StanCorp Financial Group, Inc.	19,950	741,342
State Auto Financial Corp.	18,100	254,305
Stewart Information Services Corp.	8,650	132,778
Symetra Financial Corp.	75,950	958,489
Tower Group, Inc.	18,450	385,051
United Fire Group, Inc.	11,600	247,428
Universal Insurance Holdings, Inc.	56,816	193,743

		8,367,026

Internet & Catalog Retail - 0.56%
1-800-Flowers.com, Inc., Class A*	74,150	258,783
dELiA*s, Inc.*	13,300	20,615
Nutrisystem, Inc.+	29,800	344,488
Orbitz Worldwide, Inc.*	85,200	310,980
Overstock.com, Inc.*+	9,800	67,718

		1,002,584

Internet Software & Services - 0.71%
EarthLink, Inc.	88,700	659,928
Tucows, Inc.*	76,800	84,480
United Online, Inc.	126,900	535,518

		1,279,926

IT Services - 3.49%
Acxiom Corp.*	56,050	846,916
Analysts International Corp.*	2,800	11,816
CACI International, Inc. , Class A*	21,400	1,177,428
CIBER, Inc.*	90,550	390,270
Convergys Corp.	61,650	910,570
CSG Systems International, Inc.*	27,450	474,336
Dynamics Research Corp.*	10,300	59,843
Edgewater Technology, Inc.*	5,600	21,784

10	Annual Report | June 30, 2012

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Global Cash Access Holdings, Inc.*	51,500	$371,315
Hackett Group, Inc. (The)*	22,300	124,211
Lender Processing Services, Inc.	10,700	270,496
Mantech International Corp., Class A+	44,200	1,037,374
Mattersight Corp.*	7,000	55,860
NCI, Inc., Class A*	6,100	24,705
Online Resources Corp.*	53,250	129,398
Pfsweb, Inc.*	10,300	29,252
StarTek, Inc.*	6,900	20,010
TNS, Inc.*	17,200	308,568

		6,264,152

Leisure Equipment & Products - 1.13%
Arctic Cat, Inc.*	8,400	307,104
Brunswick Corp.	37,100	824,362
Cybex International, Inc.*	39,400	63,828
Johnson Outdoors, Inc., Class A*	15,700	323,420
Nautilus, Inc.*	53,900	178,409
Smith & Wesson Holding Corp.*	26,500	220,215
Summer Infant, Inc.*	34,100	111,848

		2,029,186

Life Sciences Tools & Services - 0.07%
Cambrex Corp.*	13,150	123,742

Machinery - 2.07%
Accuride Corp.*	61,900	371,400
Albany International Corp., Class A	11,350	212,358
Ampco-Pittsburgh Corp.	3,800	69,654
Briggs & Stratton Corp.	24,300	425,007
China Valves Technology, Inc.*+	56,500	60,455
Cleantech Solutions International, Inc.*	11,500	28,635
Columbus McKinnon Corp.*	18,500	279,165
Commercial Vehicle Group, Inc.*	39,100	337,042
Federal Signal Corp.*	23,200	135,488
FreightCar America, Inc.	14,200	326,174
Key Technology, Inc.*	2,100	21,000
L.S. Starrett Co., Class A (The)	2,350	27,190
LB Foster Co., Class A	3,900	111,579
Lydall, Inc.*	8,200	110,864
Miller Industries, Inc.	10,400	165,672

Industry Company	Shares	Value

Machinery (continued)
Mueller Water Products, Inc., Class A	92,000	$318,320
NACCO Industries, Inc., Class A	3,050	354,562
NF Energy Saving Corp.*	29,200	30,660
NN, Inc.*	17,950	183,270
Supreme Industries, Inc. Class A*	34,100	133,331
Xerium Technologies, Inc.*	5,400	15,660

		3,717,486

Marine - 0.22%
Eagle Bulk Shipping, Inc.*+	19,000	60,040
Excel Maritime Carriers, Ltd.*	99,400	55,167
Genco Shipping & Trading, Ltd.*	45,200	137,860
International Shipholding Corp.	8,050	151,823

		404,890

Media - 2.51%
AH Belo Corp., Class A	41,700	167,634
Ballantyne Strong, Inc.*	14,000	83,580
Belo Corp., Class A	28,550	183,862
Cumulus Media, Inc., Class A*	25,200	75,852
Dex One Corp.*	48,800	45,628
E.W. Scripps Co., Class A (The)*	26,500	254,665
Entercom Communications Corp., Class A*	37,500	225,750
Entravision Communications Corp., Class A	38,300	46,343
Gray Television, Inc.*	99,550	146,338
Journal Communications, Inc., Class A*	57,100	294,636
Lee Enterprises, Inc.*	43,200	69,984
Media General, Inc., Class A*+	15,300	70,533
Meredith Corp.+	20,950	669,143
Navarre Corp.*	16,500	26,235
New York Times Co., Class A (The)*	93,850	732,030
Radio One, Inc., Class D*+	23,100	21,668
Reading International, Inc., Class A*+	10,700	57,887
Saga Communications, Inc., Class A*	1,900	70,509
Salem Communications Corp., Class A	24,800	135,656

www.bridgewayomni.com	11

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Media (continued)
Scholastic Corp.	18,250	$513,920
Valassis Communications, Inc.*+	28,100	611,175

		4,503,028

Metals & Mining - 2.41%
Friedman Industries, Inc.	3,000	30,510
Golden Star Resources, Ltd.*	343,000	397,880
Handy & Harman, Ltd.*	12,500	168,500
Horsehead Holding Corp.*	7,800	77,688
Jaguar Mining, Inc.*+	168,800	195,808
Materion Corp.	16,600	382,298
Noranda Aluminum Holding Corp.	89,850	715,206
Schnitzer Steel Industries, Inc., Class A	28,800	806,976
Worthington Industries, Inc.	76,200	1,559,814

		4,334,680

Multiline Retail - 0.59%
Bon-Ton Stores, Inc. (The)+	25,950	202,670
Fred’s, Inc., Class A	46,200	706,398
Tuesday Morning Corp.*	34,600	148,434

		1,057,502

Oil, Gas & Consumable Fuels - 5.70%
Adams Resources & Energy, Inc.	5,900	247,328
Alon USA Energy, Inc.	83,100	703,026
Andatee China Marine Fuel Services Corp.*+	7,800	14,664
Bill Barrett Corp.*	11,200	239,904
BioFuel Energy Corp.*+	10,900	38,804
Callon Petroleum Co.*	57,300	244,098
Clayton Williams Energy, Inc.*	14,800	716,024
Cloud Peak Energy, Inc.*	82,800	1,400,148
Crimson Exploration, Inc.*	20,250	92,948
Crosstex Energy, Inc.	59,450	832,300
Delek US Holdings, Inc.	46,600	819,694
Double Eagle Petroleum Co.*	17,600	77,088
GMX Resources, Inc.*+	33,100	26,844
Green Plains Renewable Energy, Inc.*	58,200	363,168
Halcon Resources Corp.*+	16,667	157,336
James River Coal Co.*+	22,400	60,704
Longwei Petroleum Investment Holding, Ltd.*	100,300	127,381

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Patriot Coal Corp.*+	20,550	$25,071
PostRock Energy Corp.*	12,000	19,080
REX American Resources Corp.*	18,100	353,312
Sino Clean Energy, Inc.*Δ+	50,300	40,240
Stone Energy Corp.*	42,100	1,066,814
Swift Energy Co.*	45,400	844,894
W&T Offshore, Inc.	74,600	1,141,380
Western Refining, Inc.	25,800	574,566

		10,226,816

Paper & Forest Products - 2.75%
Clearwater Paper Corp.*	7,600	259,312
KapStone Paper & Packaging Corp.*	68,650	1,088,102
Mercer International, Inc.*	77,250	441,098
Neenah Paper, Inc.	20,200	539,138
Orient Paper, Inc.	37,000	96,940
PH Glatfelter Co.	53,450	874,976
Resolute Forest Products*+	77,000	891,660
Wausau Paper Corp.	76,200	741,426

		4,932,652

Personal Products - 0.26%
Medifast, Inc.*	5,000	98,400
Nutraceutical International Corp.*	7,700	117,425
Physicians Formula Holdings, Inc.*	23,700	82,713
USANA Health Sciences, Inc.*+	3,900	160,368

		458,906

Professional Services - 1.42%
Barrett Business Services, Inc.	10,100	213,514
CBIZ, Inc.*	42,775	254,084
CDI Corp.	15,400	252,560
CRA International, Inc.*	13,800	202,722
Dolan Co. (The)*	11,100	74,703
Heidrick & Struggles International, Inc.	3,600	63,000
Hudson Global, Inc.*	32,300	134,691
ICF International, Inc.*	7,150	170,456
Insperity, Inc.	15,400	416,570
Kelly Services, Inc., Class A	13,600	175,576
Kforce, Inc.*	19,150	257,759
Navigant Consulting, Inc.*	11,000	139,040
RCM Technologies, Inc.*	6,100	33,794

12	Annual Report | June 30, 2012

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Professional Services (continued)
VSE Corp.	6,700	$159,393

		2,547,862

Road & Rail - 2.06%
Amerco, Inc.	7,200	647,784
Arkansas Best Corp.	25,000	315,000
Avis Budget Group, Inc.*	70,750	1,075,400
Celadon Group, Inc.	8,400	137,592
Con-way, Inc.	21,000	758,310
Covenant Transportation Group, Inc., Class A*	5,300	19,716
Marten Transport, Ltd.	8,150	173,269
P.A.M. Transportation Services, Inc.	3,500	33,775
Saia, Inc.*	15,750	344,768
Swift Transportation Co.*	8,800	83,160
Universal Truckload Services, Inc.	7,809	118,111
USA Truck, Inc.*	300	1,413

		3,708,298

Semiconductors & Semiconductor Equipment - 1.78%
Advanced Energy Industries, Inc.*	11,800	158,356
Amkor Technology, Inc.*	157,550	768,844
Amtech Systems, Inc.*	4,300	16,168
DSP Group, Inc.*	700	4,438
GT Advanced Technologies, Inc.*	96,700	510,576
inTEST Corp.*	8,000	27,120
Kulicke & Soffa Industries, Inc.*	45,000	401,400
LTX-Credence Corp.*	15,000	100,500
Magnachip Semiconductor Corp.*	38,400	365,952
OmniVision Technologies, Inc.*	19,400	259,184
Photronics, Inc.*	62,950	383,995
Ultra Clean Holdings*	30,800	198,044

		3,194,577

Software - 0.14%
Bsquare Corp.*	4,800	14,016
Cinedigm Digital Cinema Corp., Class A*	29,100	43,650
Majesco Entertainment Co.*	58,800	117,600
Net 1 UEPS Technologies, Inc.*	3,400	28,458
TeleCommunication Systems, Inc., Class A*	32,600	40,098

		243,822

Industry Company	Shares	Value

Specialty Retail - 7.88%
Aeropostale, Inc.*	29,100	$518,853
ANN, Inc.*	57,600	1,468,224
Appliance Recycling Centers of America, Inc.*	5,300	22,154
Asbury Automotive Group, Inc.*	13,125	310,931
Barnes & Noble, Inc.*+	59,400	977,724
Body Central Corp.*	26,100	234,900
Books-A-Million, Inc.*	31,600	101,120
Brown Shoe Co., Inc.+	51,400	663,574
Build-A-Bear Workshop, Inc.*	8,050	38,479
Casual Male Retail Group, Inc.*	20,500	74,415
Children’s Place Retail Stores, Inc. (The)*	22,100	1,101,243
Citi Trends, Inc.*	2,600	40,144
Conn’s, Inc.*+	13,450	199,060
Destination Maternity Corp.	10,400	224,640
Group 1 Automotive, Inc.	30,600	1,395,666
Haverty Furniture Cos., Inc.	11,300	126,221
hhgregg, Inc.*+	29,300	331,383
Hot Topic, Inc.	29,150	282,464
Kirkland’s, Inc.*	11,550	129,938
New York & Co., Inc.*	26,200	91,176
Office Depot, Inc.*	458,300	989,928
OfficeMax, Inc.*	130,700	661,342
Pep Boys-Manny, Moe & Jack (The)	52,000	514,800
Perfumania Holdings, Inc.*+	7,000	58,030
RadioShack Corp.+	41,804	160,527
rue21, inc.*	8,300	209,492
Shoe Carnival, Inc.	14,700	315,903
Sonic Automotive, Inc., Class A+	61,500	840,705
Stage Stores, Inc.	46,600	853,712
Stein Mart, Inc.*	33,750	268,312
Systemax, Inc.*	15,400	182,028
TravelCenters of America LLC*	35,400	179,478
West Marine, Inc.*	29,800	350,150
Wet Seal, Inc., Class A (The)*	72,200	228,152

		14,144,868

Textiles, Apparel & Luxury Goods - 1.41%
Alpha PRO Tech, Ltd.*	12,400	17,360
Crown Crafts, Inc.	24,500	135,730
Jones Group, Inc. (The)	87,800	839,368
Lakeland Industries, Inc.*	3,300	23,331
Movado Group, Inc.	5,900	147,618

www.bridgewayomni.com	13

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Perry Ellis International, Inc.*	25,500	$529,125
Quiksilver, Inc.*	49,900	116,267
Rocky Brands, Inc.*	9,900	130,581
Skechers U.S.A., Inc., Class A*	14,800	301,476
Unifi, Inc.*	25,800	292,314

		2,533,170

Thrifts & Mortgage Finance - 0.77%
Astoria Financial Corp.	44,200	433,160
BankAtlantic Bancorp, Inc., Class A*	11,000	60,720
Doral Financial Corp.*	57,100	85,650
Federal Agricultural Mortgage Corp., Class C	6,500	170,495
First Defiance Financial Corp.	4,400	75,328
First Financial Holdings, Inc.	11,900	127,568
Meta Financial Group, Inc.	1,400	27,902
MutualFirst Financial, Inc.	10,900	114,341
NASB Financial, Inc.*+	1,800	35,730
Provident Financial Holdings, Inc.	4,800	55,344
Pulaski Financial Corp.+	4,900	36,309
United Community Financial Corp.*	52,300	155,854

		1,378,401

Trading Companies & Distributors - 1.06%
Aceto Corp.	13,300	120,099
Aircastle, Ltd.	24,600	296,430
Interline Brands, Inc.*	12,350	309,614
KSW, Inc.	2,300	8,993
United Rentals, Inc.*	30,100	1,024,604
Willis Lease Finance Corp.*	12,100	149,072

		1,908,812

Wireless Telecommunication Services - 0.47%
Leap Wireless International, Inc.*	68,100	437,883
NTELOS Holdings Corp.	11,800	222,430
Shenandoah Telecommunications Co.	5,600	76,216
USA Mobility, Inc.	8,400	108,024

		844,553

TOTAL COMMON STOCKS - 99.55%		178,750,947

(Cost $168,036,273)

Industry Company		Shares	Value
RIGHTS - 0.01%
Hampton Roads Bankshares, Inc.*Δ		22,300	$16,167

TOTAL RIGHTS - 0.01%			16,167

(Cost $51,923)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.87%
BlackRock FedFund	0.01%	3,353,429	3,353,429

TOTAL MONEY MARKET FUND - 1.87%			3,353,429

(Cost $3,353,429)

TOTAL INVESTMENTS - 101.43%			$182,120,543
(Cost $171,441,625)
Liabilities in Excess of Other Assets - (1.43%)			(2,567,836)

NET ASSETS - 100.00%			$179,552,707

*	Non-income producing security.
^	Rate disclosed as of June 30, 2012.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $13,371,957 at June 30, 2012.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$178,710,707	$—	$40,240	$178,750,947
Rights	—	—	16,167	16,167
Money Market Fund	—	3,353,429	—	3,353,429

TOTAL	$178,710,707	$3,353,429	$56,407	$182,120,543

14	Annual Report | June 30, 2012

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Value)
	Common Stocks	Rights	Total
Balance as of 08/31/2011	$ —	$—	$—
Purchases	140,431	51,923	192,354
Sales	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/ (depreciation)[1]	(100,191)	(35,756)	(135,947)
Transfers in	—	—	—
Transfers out	—	—	—

Balance as of 06/30/2012	$ 40,240	$16,167	$56,407

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2012[1]	$(100,191)	$(35,756)	$(135,947)

[1] Change in unrealized appreciation/(depreciation) for Level 3 securities is included on Statement of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

The securities in the table above were considered Level 3 securities because they were fair valued under procedures adopted by the Board of Directors at June 30, 2012. Such valuations are based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

See Notes to Financial Statements.

www.bridgewayomni.com	15

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2012

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2012, total returns were -6.42% for the Fund and -3.01% for the Russell 2000 Value Index. For the fiscal year ended June 30, 2012, total returns were -5.41% for the Fund and -1.44% for the Russell 2000 Value Index.

The table below presents our June quarter, one-year and inception-to-date financial results. See below for a graph of performance since inception.

Standardized Returns as of June 30, 2012

			Annualized
			Since Inception
	Quarter	1 Year	(12/31/10)

Omni Tax-Managed Small-Cap Value Fund	-6.42%	-5.41%	0.69%
Russell 2000 Value Index	-3.01%	-1.44%	1.51%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index from Inception 12/31/10 to 6/30/12

16	Annual Report | June 30, 2012

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2012, we held 724 such stocks in a market cap weighted style. We make no attempt to track any public index in either performance or statistics.

The Fund returns were driven by the fact that returns for small stocks were negative across the board. Declines were broadly spread across almost all sectors. The design tilt towards smaller and deeper value stocks resulted in heavy underweighting in the strong performing Financials sector, which hurt the Fund’s performance for the quarter relative to the Russell 2000 Value Index.

Detailed Explanation of Fiscal Year Performance

Our smaller-cap dominance and deeper value bent helped the performance for the fiscal year. The design tilt towards smaller and deeper value stocks resulted in heavy underweighting in the Financials sector, the best performing sector, which hurt the Fund’s return relative to the Russell 2000 Value Index.

Top Ten Holdings as of June 30, 2012

Rank	Description	Industry	% of Net Assets
1	Cracker Barrel Old Country Store, Inc.	Hotels, Restaurants & Leisure	0.8%
2	Brink’s Co. (The)	Commercial Services & Supplies	0.8%
3	Western Refining, Inc.	Oil, Gas & Consumable Fuels	0.7%
4	US Airways Group, Inc.	Airlines	0.7%
5	Symetra Financial Corp.	Insurance	0.7%
6	Brunswick Corp.	Leisure Equipment & Products	0.7%
7	Deluxe Corp.	Commercial Services & Supplies	0.7%
8	Weis Markets, Inc.	Food & Staples Retailing	0.6%
9	Geo Group, Inc. (The)	Commercial Services & Supplies	0.6%
10	SUPERVALU, Inc.	Food & Staples Retailing	0.6%
	Total		6.9%

Industry Sector Representation as of June 30, 2012

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	25.3%	11.4%	13.9%
Consumer Staples	6.7%	2.7%	4.0%
Energy	7.9%	6.7%	1.2%
Financials	14.0%	35.8%	-21.8%
Health Care	4.9%	4.8%	0.1%
Industrials	19.0%	12.9%	6.1%
Information Technology	10.7%	13.0%	-2.3%
Materials	8.9%	5.1%	3.8%
Telecommunication Services	2.3%	0.6%	1.7%
Utilities	0.2%	7.0%	-6.8%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

www.bridgewayomni.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

18	Annual Report | June 30, 2012

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
COMMON STOCKS - 99.14%
Aerospace & Defense - 0.75%
AAR Corp.	10,150	$136,822
Astrotech Corp.*	32,600	35,208
Ducommun, Inc.*	12,950	127,039
GeoEye, Inc.*	17,900	277,092
Orbital Sciences Corp.*	12,900	166,668
Sparton Corp.*	950	9,405
Sypris Solutions, Inc.	28,400	197,948

		950,182

Air Freight & Logistics - 0.77%
Air Transport Services Group, Inc.*	25,250	131,300
Atlas Air Worldwide Holdings, Inc.*	12,200	530,822
Pacer International, Inc.*	36,000	195,120
Park-Ohio Holdings Corp.*	6,154	117,111

		974,353

Airlines - 1.94%
Alaska Air Group, Inc.*	200	7,180
Allegiant Travel Co.*	1,400	97,552
Hawaiian Holdings, Inc.*	46,200	300,762
JetBlue Airways Corp.*	119,050	630,965
Republic Airways Holdings, Inc.*	39,200	217,560
SkyWest, Inc.	45,600	297,768
US Airways Group, Inc.*+	68,950	919,103

		2,470,890

Auto Components - 1.79%
China Automotive Systems, Inc.*	22,700	92,843
China XD Plastics Co., Ltd.*+	16,000	73,280
Cooper Tire & Rubber Co.	24,550	430,607
Drew Industries, Inc.*	700	19,495
Exide Technologies*	33,500	112,560
Federal-Mogul Corp.*	32,200	354,200
Modine Manufacturing Co.*	14,600	101,178
Shiloh Industries, Inc.	6,950	79,925
SORL Auto Parts, Inc.*	25,000	60,250
Spartan Motors, Inc.	12,150	63,666
Standard Motor Products, Inc.	23,300	328,064
Stoneridge, Inc.*	28,900	196,809
Strattec Security Corp.	4,380	92,155
Superior Industries International, Inc.	6,600	108,042
Tower International, Inc.*	15,600	163,800

		2,276,874

Industry Company	Shares	Value

Beverages - 0.22%
Coca-Cola Bottling Co. Consolidated	3,950	$253,906
National Beverage Corp.*	2,150	32,121

		286,027

Building Products - 0.74%
Ameresco, Inc., Class A*	20,000	238,600
Gibraltar Industries, Inc.*	10,100	104,838
Griffon Corp.	2,950	25,311
Nortek, Inc.*	4,900	245,196
Patrick Industries, Inc.*	11,800	150,450
Universal Forest Products, Inc.	1,200	46,776
US Home Systems, Inc.	12,400	125,860

		937,031

Capital Markets - 1.11%
Calamos Asset Management, Inc., Class A	700	8,015
Cowen Group, Inc., Class A*	95,100	252,966
Direct Markets Holdings Corp.*	46,900	17,775
GFI Group, Inc.	63,600	226,416
Gleacher & Co., Inc.*	49,500	39,600
INTL FCStone, Inc.*	5,650	109,328
Investment Technology Group, Inc.*	15,850	145,820
Oppenheimer Holdings, Inc., Class A	16,250	255,450
Piper Jaffray Cos.*	6,100	142,923
SWS Group, Inc.*	39,600	211,068

		1,409,361

Chemicals - 3.64%
American Pacific Corp.*	3,900	41,106
American Vanguard Corp.	900	23,931
China Green Agriculture, Inc.*+	39,800	142,484
Core Molding Technologies, Inc.*	18,300	150,792
Ferro Corp.*	29,100	139,680
Georgia Gulf Corp.	20,300	521,101
Gulf Resources, Inc.*+	45,000	54,900
Innospec, Inc.*	800	23,688
Koppers Holdings, Inc.	14,400	489,600
Kraton Performance Polymers, Inc.*	16,075	352,203
Material Sciences Corp.*	14,900	122,180

www.bridgewayomni.com	19

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Chemicals (continued)
OM Group, Inc.*	19,100	$362,900
Omnova Solutions, Inc.*	32,500	245,050
Penford Corp.*	4,850	43,408
Schulman (A.), Inc.	30,900	613,365
Spartech Corp.*	46,300	239,371
Stepan Co.	350	32,963
TOR Minerals International, Inc.*	200	3,346
TPC Group, Inc.*	13,175	486,816
Tredegar Corp.	16,300	237,328
Yongye International, Inc.*+	9,900	30,591
Zep, Inc.	19,900	273,227

		4,630,030

Commercial Banks - 4.60%
1st Source Corp.	2,000	45,200
Access National Corp.+	600	7,860
Ameris Bancorp*	1,400	17,640
BancFirst Corp.	1,300	54,483
BancorpSouth, Inc.	41,300	599,676
Bank of Commerce Holdings	200	816
Banner Corp.	2,057	45,069
BBCN Bancorp, Inc.*	2,950	32,125
Boston Private Financial Holdings, Inc.	4,850	43,310
C&F Financial Corp.+	2,400	96,384
Capital City Bank Group, Inc.	1,950	14,371
Citizens Republic Bancorp, Inc.*	19,400	332,322
CoBiz Financial, Inc.	2,200	13,772
Fidelity Southern Corp.+	13,000	112,320
First Bancorp	1,600	14,224
First BanCorp. (Puerto Rico)*+	69,300	274,428
First Commonwealth Financial Corp.	5,200	34,996
First Interstate Bancsystem, Inc.	2,900	41,296
First Merchants Corp.	3,500	43,610
FNB Corp.	653	7,098
Great Southern Bancorp, Inc.	5,550	153,069
Guaranty Bancorp*	2,900	6,119
Hanmi Financial Corp.*	2,363	24,764
Heartland Financial USA, Inc.	1,750	42,000
Horizon Bancorp+	909	23,907
Independent Bank Corp.*	500	1,255

Industry Company	Shares	Value

Commercial Banks (continued)
International Bancshares Corp.	5,900	$115,168
Intervest Bancshares Corp., Class A*	29,200	111,836
Macatawa Bank Corp.*	12,550	42,796
MainSource Financial Group, Inc.	2,300	27,209
Mercantile Bank Corp.*	500	9,225
Metro Bancorp, Inc.*	1,250	15,038
MetroCorp Bancshares, Inc.*	450	4,802
Middleburg Financial Corp.	400	6,800
NewBridge Bancorp*	800	3,504
Old Second Bancorp, Inc.*	5,800	7,540
PacWest Bancorp	2,400	56,808
Peapack Gladstone Financial Corp.	250	3,877
Peoples Bancorp, Inc.	4,850	106,603
Pinnacle Financial Partners, Inc.*	2,650	51,702
PrivateBancorp, Inc.	29,200	430,992
Republic Bancorp, Inc., Class A	3,400	75,650
Savannah Bancorp, Inc. (The)*	200	970
SCBT Financial Corp.	1,300	45,825
Shore Bancshares, Inc.	50	297
Southwest Bancorp, Inc.*	1,200	11,292
StellarOne Corp.	2,000	24,960
Susquehanna Bancshares, Inc.	57,100	588,130
Synovus Financial Corp.	347,700	688,446
Taylor Capital Group, Inc.*+	11,087	181,716
Trico Bancshares	1,200	18,480
Union First Market Bankshares Corp.	3,200	46,240
United Community Banks, Inc.*	32,770	280,839
Virginia Commerce Bancorp, Inc.*	4,000	33,720
VIST Financial Corp.	3,200	37,184
West Bancorporation, Inc.	1,100	10,461
Western Alliance Bancorp*	7,300	68,328
Wintrust Financial Corp.	17,000	603,500
Yadkin Valley Financial Corp.*	23,100	61,215

		5,853,267

Commercial Services & Supplies - 5.86%
ABM Industries, Inc.	32,300	631,788

20	Annual Report | June 30, 2012

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (continued)
American Reprographics Co.*	47,500	$238,925
AMREP Corp.*	10,300	62,315
Asset Acceptance Capital Corp.*+	29,500	200,600
Asta Funding, Inc.	350	3,280
Brink’s Co. (The)	40,900	948,062
Casella Waste Systems, Inc., Class A*	21,350	124,898
Consolidated Graphics, Inc.*	7,950	230,948
Corrections Corp. of America	2,300	67,735
Courier Corp.	9,350	123,888
Deluxe Corp.	33,000	823,020
EnergySolutions, Inc.*	75,400	127,426
G&K Services, Inc., Class A	1,350	42,106
Geo Group, Inc. (The)*	35,400	804,288
Herman Miller, Inc.	14,800	274,096
HNI Corp.	17,900	460,925
Intersections, Inc.	20,650	327,302
Kimball International, Inc., Class B	33,100	254,870
Metalico, Inc.*	32,600	71,720
Multi-Color Corp.	5,750	127,880
Perma-Fix Environmental Services*	71,300	83,421
Schawk, Inc.	1,500	19,050
Standard Parking Corp.*	2,250	48,420
Standard Register Co. (The)	19,200	11,520
Sykes Enterprises, Inc.*	17,850	284,886
TMS International Corp., Class A*	18,800	187,436
TRC Cos., Inc.*	9,950	60,496
UniFirst Corp.	1,550	98,812
United Stationers, Inc.	23,500	633,325
Versar, Inc.*	11,400	34,314
Viad Corp.	2,200	44,000

		7,451,752

Communications Equipment - 1.03%
Bel Fuse, Inc., Class B	3,600	63,396
Black Box Corp.	16,700	479,290
Communications Systems, Inc.	6,600	73,722
Comtech Telecommuni-cations Corp.	9,300	265,794
Globecomm Systems, Inc.*	23,500	238,290
Network Engines, Inc.*	200	282
Technical Communications Corp.	200	1,578

Industry Company	Shares	Value

Communications Equipment (continued)
Tessco Technologies, Inc.	7,100	$156,555
Zoom Technologies, Inc.*	31,400	32,656

		1,311,563

Computers & Peripherals - 0.54%
Cray, Inc.*	10,300	124,424
Datalink Corp.*	350	3,343
Dot Hill Systems Corp.*	36,900	42,066
Hutchinson Technology, Inc.*	51,000	74,460
Imation Corp.*	13,800	81,558
Novatel Wireless, Inc.*	57,700	143,673
Xyratex, Ltd.	18,900	213,759

		683,283

Construction & Engineering - 0.99%
Argan, Inc.	150	2,097
Dycom Industries, Inc.*	6,850	127,478
EMCOR Group, Inc.	6,500	180,830
Great Lakes Dredge & Dock Corp.	11,800	84,016
Layne Christensen Co.*	7,800	161,382
Michael Baker Corp.*	350	9,132
Northwest Pipe Co.*	9,000	218,340
Orion Marine Group, Inc.*	17,300	120,408
Pike Electric Corp.*	6,551	50,574
Primoris Services Corp.	21,300	255,600
Sterling Construction Co., Inc.*	5,050	51,611

		1,261,468

Construction Materials - 0.25%
Headwaters, Inc.*	60,900	313,635

Consumer Finance - 0.65%
Cash America International, Inc.	1,900	83,676
CompuCredit Holdings Corp.*	2,950	10,679
First Marblehead Corp. (The)*	4,650	5,441
Nelnet, Inc., Class A	25,900	595,700
QC Holdings, Inc.	29,300	122,767
White River Capital, Inc.	100	2,253

		820,516

Containers & Packaging - 0.88%
AEP Industries, Inc.*	6,100	265,655
Boise, Inc.	90,825	597,628
Graphic Packaging Holding Co.*	800	4,400

www.bridgewayomni.com	21

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Containers & Packaging (continued)
Mod-Pac Corp.*	598	$3,086
Myers Industries, Inc.	14,750	253,110

		1,123,879

Distributors - 0.35%
Amcon Distributing Co.	400	22,156
Core-Mark Holding Co., Inc.	8,150	392,341
VOXX International Corp.*	3,014	28,090

		442,587

Diversified Consumer Services - 1.96%
Bridgepoint Education, Inc.*+	3,400	74,120
Cambium Learning Group, Inc.*	10,400	9,880
Capella Education Co.*	12,600	437,976
Career Education Corp.*	59,850	400,397
Carriage Services, Inc.	6,550	54,496
Coinstar, Inc.*	4,900	336,434
Corinthian Colleges, Inc.*	59,850	172,966
Education Management Corp.*+	8,550	59,422
Learning Tree International, Inc.*	12,200	53,314
Lincoln Educational Services Corp.	18,625	121,062
Mac-Gray Corp.	5,950	83,836
Regis Corp.	34,050	611,538
School Specialty, Inc.*	1,150	3,749
Universal Technical Institute, Inc.	5,200	70,252

		2,489,442

Diversified Financial Services - 1.06%
Gain Capital Holdings, Inc.	41,900	209,081
Interactive Brokers Group, Inc., Class A	31,050	457,056
PHH Corp.*	31,000	541,880
Primus Guaranty, Ltd.*+	18,400	138,000

		1,346,017

Diversified Telecommunication Services - 1.51%
Atlantic Tele-Network, Inc.	9,150	308,630
Cbeyond, Inc.*	25,450	172,296
Consolidated Communications Holdings, Inc.	2,300	34,040
General Communication, Inc., Class A*	21,400	177,834
Hawaiian Telcom Holdco, Inc.*+	9,000	175,590
HickoryTech Corp.	2,650	29,441

Industry Company	Shares	Value

Diversified Telecommunication Services (continued)
IDT Corp., Class B	9,100	$89,271
Iridium Communications, Inc.*	5,200	46,592
Lumos Networks Corp.	1,325	12,521
Multiband Corp.*	1,200	2,856
Premiere Global Services, Inc.*	6,000	50,340
Primus Telecommunications Group, Inc.+	14,800	230,436
SureWest Communications	3,630	76,484
Vonage Holdings Corp.*	125,100	251,451
Windstream Corp.+	27,807	268,616

		1,926,398

Electrical Equipment - 0.62%
Allied Motion Technologies, Inc.	250	1,500
China BAK Battery, Inc.*	750	435
Coleman Cable, Inc.	17,600	152,944
Fushi Copperweld, Inc.*	36,300	315,447
General Cable Corp.*	2,000	51,880
Lihua International, Inc.	4,300	23,564
LSI Industries, Inc.	29,000	206,480
SL Industries, Inc.*	400	5,276
Ultralife Corp.*	7,150	27,599

		785,125

Electronic Equipment, Instruments & Components - 3.52%
Agilysys, Inc.*	13,800	119,646
Brightpoint, Inc.*	30,750	166,358
IEC Electronics Corp.*	8,150	49,552
Insight Enterprises, Inc.*	29,880	502,880
Itron, Inc.*	8,400	346,416
Kemet Corp.*	20,900	125,609
LoJack Corp.*	3,650	11,023
Multi-Fineline Electronix, Inc.*	7,300	179,872
Newport Corp.*	12,600	151,452
PAR Technology Corp.*	18,750	92,438
PC Connection, Inc.	13,000	138,060
PC Mall, Inc.*	6,450	34,894
Plexus Corp.*	21,800	614,760
Power-One, Inc.*	4,950	22,374
Pulse Electronics Corp.	8,300	16,351
Sanmina-SCI Corp.*	67,400	552,006
SMTC Corp.*	4,750	15,532
SYNNEX Corp.*	19,700	679,453
TTM Technologies, Inc.*	45,075	424,156
Viasystems Group, Inc.*	13,984	237,728

22	Annual Report | June 30, 2012

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
Wayside Technology Group, Inc.	100	$1,235

		4,481,795

Energy Equipment & Services - 2.62%
Basic Energy Services, Inc.*	25,400	262,128
Cal Dive International, Inc.*	1,450	4,205
Dawson Geophysical Co.*	19,000	452,580
ENGlobal Corp.*	500	750
Exterran Holdings, Inc.*	25,500	325,125
Global Geophysical Services, Inc.*	38,700	236,844
Helix Energy Solutions Group, Inc.*	7,000	114,870
Hercules Offshore, Inc.*	32,950	116,643
Hornbeck Offshore Services, Inc.*	900	34,902
Key Energy Services, Inc.*	34,800	264,480
Matrix Service Co.*	13,300	150,955
Mitcham Industries, Inc.*	350	5,939
Parker Drilling Co.*	55,400	249,854
PHI, Inc.*	3,750	104,288
Pioneer Drilling Co.*	56,500	450,305
TETRA Technologies, Inc.*	22,100	157,573
TGC Industries, Inc.*	472	4,583
Union Drilling, Inc.*	22,700	101,696
Willbros Group, Inc.*	45,100	291,346

		3,329,066

Food & Staples Retailing - 3.63%
Andersons, Inc. (The)	15,600	665,496
Arden Group, Inc., Class A	956	83,373
Casey’s General Stores, Inc.	2,450	144,526
Ingles Markets, Inc., Class A	20,200	323,806
Nash Finch Co.	11,550	248,094
Pantry, Inc. (The)*	24,900	366,030
Spartan Stores, Inc.	20,300	368,039
SUPERVALU, Inc.+	147,550	764,309
Susser Holdings Corp.*	16,850	626,314
Village Super Market, Inc., Class A	6,850	223,173
Weis Markets, Inc.	18,200	810,264

		4,623,424

Food Products - 1.85%
B&G Foods, Inc.	2,400	63,840
Cal-Maine Foods, Inc.	1,400	54,740
Chiquita Brands International, Inc.*	9,800	49,000
Diamond Foods, Inc.+	8,900	158,776

Industry Company	Shares	Value

Food Products (continued)
Dole Food Co., Inc.*	41,550	$364,809
Farmer Bros. Co.*	18,700	148,852
Feihe International, Inc.*+	300	2,052
Fresh Del Monte Produce, Inc.	16,450	386,081
Inventure Foods, Inc.*	650	4,095
John B. Sanfilippo & Son, Inc.*	8,750	156,188
Omega Protein Corp.*	24,850	182,896
Overhill Farms, Inc.*	5,650	22,148
Sanderson Farms, Inc.	7,100	325,322
Seneca Foods Corp., Class A*	1,350	36,315
SkyPeople Fruit Juice, Inc.*	51,000	81,600
Westway Group, Inc.	3,841	23,008
Zhongpin, Inc.*	32,100	295,641

		2,355,363

Health Care Equipment & Supplies - 0.47%
Fonar Corp.*+	13,600	55,896
Invacare Corp.	25,550	394,236
Medical Action Industries, Inc.*	10,350	36,018
RTI Biologics, Inc.*	10,000	37,600
Theragenics Corp.*	18,250	36,683
Wright Medical Group, Inc.*	1,800	38,430

		598,863

Health Care Providers & Services - 4.34%
Addus HomeCare Corp.*	700	3,437
Advocat, Inc.	2,700	17,280
Alliance HealthCare Services, Inc.*	19,400	19,361
Almost Family, Inc.*	2,050	45,797
Amedisys, Inc.*	12,250	152,512
AMN Healthcare Services, Inc.*	32,800	194,504
Amsurg Corp.*	11,100	332,778
BioScrip, Inc.*	9,500	70,585
CardioNet, Inc.*	14,700	29,841
Chindex International, Inc.*	8,000	78,400
Cross Country Healthcare, Inc.*	7,200	31,464
Emeritus Corp.*	16,600	279,378
Ensign Group, Inc. (The)	10,200	288,354
Five Star Quality Care, Inc.*	9,700	29,779
Gentiva Health Services, Inc.*	10,900	75,537
Healthways, Inc.*	29,321	233,982
Hooper Holmes, Inc.*	4,200	2,401
InfuSystems Holdings, Inc.*	700	1,323
Kindred Healthcare, Inc.*	21,750	213,802

www.bridgewayomni.com	23

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
LHC Group, Inc.*	9,250	$156,880
Metropolitan Health Networks, Inc.*	1,916	18,336
Molina Healthcare, Inc.*	28,600	670,956
National Healthcare Corp.	850	38,446
PDI, Inc.*	5,200	42,848
PharMerica Corp.*	5,300	57,876
Providence Service Corp. (The)*	16,150	221,416
PSS World Medical, Inc.*	18,300	384,117
Select Medical Holdings Corp.*	68,250	690,008
Skilled Healthcare Group, Inc., Class A*	14,650	92,002
Sun Healthcare Group, Inc.*	24,400	204,228
Sunrise Senior Living, Inc.*+	34,900	254,421
Triple-S Management Corp., Class B*	9,500	173,660
U.S. Physical Therapy, Inc.	350	8,901
Universal American Corp.*	22,525	237,188
WellCare Health Plans, Inc.*	3,100	164,300

		5,516,098

Hotels, Restaurants & Leisure - 6.47%
Ameristar Casinos, Inc.	11,500	204,355
Ark Restaurants Corp.	200	2,888
Benihana, Inc.	12,545	202,100
Biglari Holdings, Inc.*	399	154,170
Bluegreen Corp.*	10,500	52,080
Bob Evans Farms, Inc.	17,225	692,445
Boyd Gaming Corp.*+	68,550	493,560
Caribou Coffee Co., Inc.*	11,300	145,883
Carrols Restaurant Group, Inc.*	7,825	46,480
CEC Entertainment, Inc.	8,500	309,145
Cracker Barrel Old Country Store, Inc.	15,200	954,560
DineEquity, Inc.*	12,475	556,884
Dover Downs Gaming & Entertainment, Inc.	14,000	42,140
Einstein Noah Restaurant Group, Inc.	6,050	106,238
Famous Dave’s of America, Inc.*	1,650	18,232
Fiesta Restaurant Group, Inc.*	7,825	103,525
Frisch’s Restaurants, Inc.	2,400	68,016
Full House Resorts, Inc.*	1,550	4,449
Isle of Capri Casinos, Inc.*	32,150	198,366
J. Alexander’s Corp.*	7,600	86,336
Jack in the Box, Inc.*	24,550	684,454

Industry Company	Shares	Value

Hotels, Restaurants & Leisure (continued)
Kona Grill, Inc.*	300	$2,706
Lakes Entertainment, Inc.*	23,900	69,310
Luby’s, Inc.*	5,500	36,850
Marcus Corp.	8,800	121,088
MTR Gaming Group, Inc.*	9,900	47,025
Multimedia Games Holding Co., Inc.*	6,575	92,050
Nevada Gold & Casinos, Inc.*	7,000	8,050
Papa John’s International, Inc.*	1,600	76,112
PF Chang’s China Bistro, Inc.	12,400	638,228
Pinnacle Entertainment, Inc.*	46,100	443,482
Red Lion Hotels Corp.*	650	5,622
Red Robin Gourmet Burgers, Inc.*	5,250	160,178
Ruby Tuesday, Inc.*	46,500	316,665
Ruth’s Hospitality Group, Inc.*	29,250	193,050
Scientific Games Corp., Class A*	42,150	360,382
Sonic Corp.*	19,850	198,897
Speedway Motorsports, Inc.	1,950	32,974
Town Sports International Holdings, Inc.*	23,000	305,670

		8,234,645

Household Durables - 0.90%
American Greetings Corp., Class A+	12,950	189,329
Bassett Furniture Industries, Inc.	400	4,124
Blyth, Inc.	500	17,280
Comstock Holding Cos., Inc.*	700	917
CSS Industries, Inc.	8,058	165,592
Emerson Radio Corp.*	700	1,421
Ethan Allen Interiors, Inc.	5,800	115,594
Flexsteel Industries, Inc.	150	2,967
Hooker Furniture Corp.	9,300	109,647
La-Z-Boy, Inc.*	4,300	52,847
Libbey, Inc.*	22,805	350,513
Lifetime Brands, Inc.	10,199	127,181
Universal Electronics, Inc.*	600	7,902

		1,145,314

Household Products - 0.57%
Central Garden & Pet Co., Class A*	33,200	361,548
Harbinger Group, Inc.*	44,700	348,213

24	Annual Report | June 30, 2012

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Household Products (continued)
Oil-Dri Corp. of America	450	$ 9,855
Orchids Paper Products Co.+	50	884

		720,500
Independent Power Producers & Energy Traders - 0.06%
Genie Energy, Ltd., Class B	9,100	70,707
Insurance - 5.37%
American Equity Investment Life Holding Co.	24,850	273,598
American Safety Insurance Holdings, Ltd.*	12,350	231,562
Citizens, Inc.*	3,900	38,025
Crawford & Co., Class B	20,350	83,232
Eastern Insurance Holdings, Inc.	7,800	132,600
EMC Insurance Group, Inc.	2,850	57,570
Endurance Specialty Holdings, Ltd.	5,800	222,256
FBL Financial Group, Inc., Class A	19,666	550,845
First American Financial Corp.	9,575	162,392
Flagstone Reinsurance Holdings SA	28,500	228,285
Hallmark Financial Services, Inc.*	4,000	31,200
Homeowners Choice, Inc.	4,000	70,400
Horace Mann Educators Corp.	23,050	402,914
Independence Holding Co.	7,810	76,928
Infinity Property & Casualty Corp.	3,600	207,612
Maiden Holdings, Ltd.	37,550	325,934
Meadowbrook Insurance Group, Inc.	34,150	300,178
Montpelier Re Holdings, Ltd.	4,450	94,740
National Financial Partners Corp.*	28,110	376,674
National Interstate Corp.	1,200	31,908
National Western Life Insurance Co., Class A	1,050	149,016
Navigators Group, Inc. (The)*	1,250	62,562
Protective Life Corp.	6,100	179,401
SeaBright Holdings, Inc.	5,200	46,228
Selective Insurance Group, Inc.	26,300	457,883
StanCorp Financial Group, Inc.	1,600	59,456
State Auto Financial Corp.	18,350	257,818

Industry Company	Shares	Value

Insurance (continued)
Stewart Information Services Corp.	1,450	$ 22,258
Symetra Financial Corp.	69,750	880,245
Tower Group, Inc.	20,050	418,444
United Fire Group, Inc.	12,500	266,625
Universal Insurance Holdings, Inc.	40,650	138,617

		6,837,406

Internet & Catalog Retail - 0.51%
1-800-Flowers.com, Inc., Class A*	23,200	80,968
dELiA*s, Inc.*	14,700	22,785
Nutrisystem, Inc.	24,500	283,220
Orbitz Worldwide, Inc.*	38,450	140,342
Overstock.com, Inc.*+	18,100	125,071

		652,386

Internet Software & Services - 0.69%
Blucora, Inc.*	1,650	20,328
EarthLink, Inc.	49,000	364,560
EasyLink Services International Corp., Class A*	37,900	274,396
United Online, Inc.	50,800	214,376

		873,660

IT Services - 2.65%
Acxiom Corp.*	31,800	480,498
Analysts International Corp.*	4,300	18,146
CACI International, Inc., Class A*	13,400	737,268
CIBER, Inc.*	27,401	118,098
Convergys Corp.	22,575	333,433
CSG Systems International, Inc.*	1,600	27,648
DST Systems, Inc.	250	13,577
Dynamics Research Corp.*	11,350	65,943
Edgewater Technology, Inc.*	6,100	23,729
Global Cash Access Holdings, Inc.*	11,950	86,160
Hackett Group, Inc. (The)*	2,800	15,596
Heartland Payment Systems, Inc.	1,600	48,128
Lender Processing Services, Inc.	13,900	351,392
Mantech International Corp., Class A	20,100	471,747
NCI, Inc., Class A*	9,700	39,285
Online Resources Corp.*	40,974	99,567
Pfsweb, Inc.*	450	1,278

www.bridgewayomni.com	25

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
PRGX Global, Inc.*	800	$ 6,360
StarTek, Inc.*	2,650	7,685
TNS, Inc.*	23,700	425,178

		3,370,716

Leisure Equipment & Products - 1.00%
Arctic Cat, Inc.*	450	16,452
Brunswick Corp.	38,400	853,248
Cybex International, Inc.*	35,700	57,834
JAKKS Pacific, Inc.+	5,500	88,055
Johnson Outdoors, Inc., Class A*	3,950	81,370
Nautilus, Inc.*	10,786	35,702
Smith & Wesson Holding Corp.*	4,117	34,212
Steinway Musical Instruments, Inc.*	450	11,025
Summer Infant, Inc.*	27,700	90,856

		1,268,754

Life Sciences Tools & Services - 0.04%
Cambrex Corp.*	5,800	54,578
Machinery - 1.65%
Accuride Corp.*	49,800	298,800
Alamo Group, Inc.	550	17,254
Albany International Corp., Class A	9,200	172,132
Ampco-Pittsburgh Corp.	3,700	67,821
Briggs & Stratton Corp.	21,450	375,160
China Valves Technology, Inc.*	52,700	56,389
Columbus McKinnon Corp.*	19,700	297,273
Commercial Vehicle Group, Inc.*	22,100	190,502
Federal Signal Corp.*	2,900	16,936
FreightCar America, Inc.	6,100	140,117
Hardinge, Inc.	400	3,640
John Bean Technologies Corp.	1,820	24,697
Key Technology, Inc.*	300	3,000
L.S. Starrett Co., Class A (The)	2,650	30,660
LB Foster Co., Class A	1,750	50,068
Lydall, Inc.*	550	7,436
Miller Industries, Inc.	150	2,389
Mueller Water Products, Inc., Class A	7,200	24,912
NACCO Industries, Inc., Class A	1,350	156,938
NF Energy Saving Corp.*	16,900	17,745

Industry Company	Shares	Value

Machinery (continued)
NN, Inc.*	3,100	$ 31,651
Supreme Industries, Inc. Class A*	29,000	113,390
Xerium Technologies, Inc.*	150	435

		2,099,345

Marine - 0.28%
Eagle Bulk Shipping, Inc.*	187	591
Excel Maritime Carriers, Ltd.*	101,600	56,388
Genco Shipping & Trading, Ltd.*	48,750	148,688
Horizon Lines, Inc., Class A*	248	466
International Shipholding Corp.	7,850	148,051
Ultrapetrol Bahamas, Ltd.*+	6,000	7,080

		361,264

Media - 2.91%
AH Belo Corp., Class A	33,800	135,876
Ballantyne Strong, Inc.*	14,300	85,371
Beasley Broadcasting Group, Inc., Class A*	8,129	47,880
Belo Corp., Class A	4,750	30,590
Carmike Cinemas, Inc.*	450	6,592
Cinemark Holdings, Inc.	1,650	37,702
Cumulus Media, Inc., Class A*	69,865	210,294
Dex One Corp.*+	49,800	46,563
E.W. Scripps Co., Class A (The)*	14,600	140,306
Entercom Communications Corp., Class A*	33,050	198,961
Entravision Communications Corp., Class A	36,350	43,983
Fisher Communications, Inc.*	50	1,496
Gray Television, Inc.*	19,450	28,592
Harte-Hanks, Inc.	18,550	169,547
Journal Communications, Inc., Class A*	47,450	244,842
Lee Enterprises, Inc.*	4,050	6,561
McClatchy Co., Class A (The)*	32,950	72,490
Media General, Inc., Class A*+	800	3,688
Meredith Corp.+	20,000	638,800
Navarre Corp.*	17,900	28,461
New York Times Co., Class A (The)*	60,550	472,290
Radio One, Inc., Class D*+	20,350	19,088

26	Annual Report | June 30, 2012

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Media (continued)
Reading International, Inc., Class A*+	9,900	$ 53,559
Saga Communications, Inc., Class A*	1,752	65,017
Salem Communications Corp., Class A	25,700	140,579
Scholastic Corp.	13,800	388,608
Valassis Communications, Inc.*	17,700	384,975

		3,702,711

Metals & Mining - 2.16%
A.M. Castle & Co.*	4,500	47,790
Friedman Industries, Inc.	3,500	35,595
Golden Star Resources, Ltd.*	287,500	333,500
Handy & Harman, Ltd.*	13,300	179,284
Horsehead Holding Corp.*	8,900	88,644
Jaguar Mining, Inc.*+	80,400	93,264
Materion Corp.	19,400	446,782
Noranda Aluminum Holding Corp.	73,400	584,264
Schnitzer Steel Industries, Inc., Class A	12,400	347,448
Sutor Technology Group, Ltd.*	450	428
Worthington Industries, Inc.	29,100	595,677

		2,752,676

Multiline Retail - 0.36%
Bon-Ton Stores, Inc. (The)+	9,050	70,680
Fred’s, Inc., Class A	16,250	248,463
Tuesday Morning Corp.*	32,950	141,356

		460,499

Oil, Gas & Consumable Fuels - 5.47%
Adams Resources & Energy, Inc.	4,000	167,680
Alon USA Energy, Inc.	50,700	428,922
Bill Barrett Corp.*	10,700	229,194
BioFuel Energy Corp.*	10,000	35,600
Callon Petroleum Co.*	56,300	239,838
Clayton Williams Energy, Inc.*	5,600	270,928
Cloud Peak Energy, Inc.*	44,300	749,113
Comstock Resources, Inc.*	21,000	344,820
Crimson Exploration, Inc.*	11,200	51,408
Crosstex Energy, Inc.	13,700	191,800
Delek US Holdings, Inc.	22,900	402,811
Double Eagle Petroleum Co.*	12,050	52,779
GMX Resources, Inc.*+	15,700	12,733

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Green Plains Renewable Energy, Inc.*	26,450	$ 165,048
Halcon Resources Corp.*+	1,217	11,488
James River Coal Co.*+	20,900	56,639
Longwei Petroleum Investment Holding, Ltd.*	113,000	143,510
Patriot Coal Corp.*+	38,300	46,726
PostRock Energy Corp.*	12,000	19,080
REX American Resources Corp.*	5,250	102,480
SemGroup Corp., Class A*	18,700	597,091
Stone Energy Corp.*	25,100	636,034
Swift Energy Co.*	18,800	349,868
W&T Offshore, Inc.	47,800	731,340
Western Refining, Inc.	41,500	924,205

		6,961,135

Paper & Forest Products - 1.89%
Clearwater Paper Corp.*	9,500	324,140
KapStone Paper & Packaging Corp.*	20,575	326,114
Mercer International, Inc.*	46,850	267,513
Neenah Paper, Inc.	3,100	82,739
Orient Paper, Inc.	34,250	89,735
PH Glatfelter Co.	29,500	482,915
Resolute Forest Products*+	29,700	343,926
Wausau Paper Corp.	49,550	482,122

		2,399,204

Personal Products - 0.36%
Elizabeth Arden, Inc.*	1,700	65,977
Natural Alternatives International, Inc.*	50	384
Nutraceutical International Corp.*	8,950	136,488
Physicians Formula Holdings, Inc.*	17,200	60,028
USANA Health Sciences, Inc.*	4,700	193,264

		456,141

Pharmaceuticals - 0.05%
Cornerstone Therapeutics, Inc.*	900	5,697
Par Pharmaceutical Cos., Inc.*	1,700	61,438

		67,135

Professional Services - 1.92%
Barrett Business Services, Inc.	10,800	228,312
CBIZ, Inc.*	5,275	31,333

www.bridgewayomni.com	27

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Professional Services (continued)
CDI Corp.	13,500	$ 221,400
CRA International, Inc.*	10,700	157,183
Dolan Co. (The)*	3,000	20,190
GP Strategies Corp.*	650	12,006
Heidrick & Struggles International, Inc.	10,350	181,125
Hudson Global, Inc.*	34,300	143,031
Huron Consulting Group, Inc.*	1,700	53,805
ICF International, Inc.*	10,400	247,936
Insperity, Inc.	17,300	467,965
Kelly Services, Inc., Class A	8,800	113,608
Kforce, Inc.*	8,200	110,372
Navigant Consulting, Inc.*	14,600	184,544
On Assignment, Inc.*	2,800	44,688
RCM Technologies, Inc.*	400	2,216
TrueBlue, Inc.*	3,400	52,632
VSE Corp.	7,130	169,623

		2,441,969

Road & Rail - 1.97%
Amerco, Inc.	6,700	602,799
Arkansas Best Corp.	8,500	107,100
Avis Budget Group, Inc.*	49,700	755,440
Celadon Group, Inc.	4,400	72,072
Con-way, Inc.	7,100	256,381
Covenant Transportation Group, Inc., Class A*	2,550	9,486
Marten Transport, Ltd.	8,644	183,771
P.A.M. Transportation Services, Inc.	250	2,412
RailAmerica, Inc.*	4,600	111,320
Saia, Inc.*	3,150	68,954
Swift Transportation Co.*	24,000	226,800
Universal Truckload Services, Inc.	7,503	113,483
USA Truck, Inc.*	450	2,120

		2,512,138

Semiconductors & Semiconductor Equipment - 1.92%
Advanced Energy Industries, Inc.*	11,800	158,356
Amkor Technology, Inc.*	86,600	422,608
Amtech Systems, Inc.*	500	1,880
DSP Group, Inc.*	5,200	32,968
GT Advanced Technologies, Inc.*	50,800	268,224
inTEST Corp.*	10,150	34,409
Kulicke & Soffa Industries, Inc.*	41,600	371,072

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
LTX-Credence Corp.*	3,400	$ 22,780
Magnachip Semiconductor Corp.*	33,100	315,443
OmniVision Technologies, Inc.*	25,600	342,016
Photronics, Inc.*	47,100	287,310
Ultra Clean Holdings*	28,900	185,827

		2,442,893

Software - 0.23%
Bsquare Corp.*	4,700	13,724
Cinedigm Digital Cinema Corp., Class A*	2,200	3,300
Majesco Entertainment Co.*+	33,500	67,000
Net 1 UEPS Technologies, Inc.*	15,700	131,409
TeleCommunication Systems, Inc., Class A*	61,500	75,645

		291,078

Specialty Retail - 7.41%
Aeropostale, Inc.*	40,750	726,572
ANN, Inc.*	27,100	690,779
Appliance Recycling Centers of America, Inc.*	4,300	17,974
Asbury Automotive Group, Inc.*	16,075	380,817
Barnes & Noble, Inc.*+	43,800	720,948
Body Central Corp.*	18,000	162,000
Books-A-Million, Inc.*	350	1,120
Brown Shoe Co., Inc.	25,150	324,686
Build-A-Bear Workshop, Inc.*	3,800	18,164
Casual Male Retail Group, Inc.*	31,500	114,345
Cato Corp., Class A (The)	1,000	30,460
Children’s Place Retail Stores, Inc. (The)*	10,800	538,164
Citi Trends, Inc.*	10,450	161,348
Conn’s, Inc.*	23,400	346,320
Destination Maternity Corp.	2,028	43,805
Finish Line, Inc., Class A (The)	2,450	51,230
Genesco, Inc.*	1,800	108,270
Group 1 Automotive, Inc.	15,100	688,711
Haverty Furniture Cos., Inc.	5,000	55,850
hhgregg, Inc.*+	26,250	296,888
Hot Topic, Inc.	28,050	271,804
Kirkland’s, Inc.*	3,900	43,875

28	Annual Report | June 30, 2012

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

Industry Company	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
MarineMax, Inc.*	800	$ 7,608
Men’s Wearhouse, Inc. (The)	2,450	68,943
New York & Co., Inc.*	26,300	91,524
Office Depot, Inc.*	148,600	320,976
OfficeMax, Inc.*	1,450	7,337
Pep Boys-Manny, Moe & Jack (The)	12,250	121,275
Perfumania Holdings, Inc.*	7,300	60,517
Pier 1 Imports, Inc.	5,450	89,544
RadioShack Corp.+	61,150	234,816
rue21, inc.*	8,400	212,016
Shoe Carnival, Inc.	15,525	333,632
Sonic Automotive, Inc., Class A	24,650	336,966
Stage Stores, Inc.	24,700	452,504
Stein Mart, Inc.*	32,400	257,580
Systemax, Inc.*	29,300	346,326
TravelCenters of America LLC*	34,150	173,140
West Marine, Inc.*	22,679	266,478
Wet Seal, Inc., Class A (The)*	79,350	250,746

		9,426,058

Textiles, Apparel & Luxury Goods - 1.42%
Crown Crafts, Inc.	21,000	116,340
Culp, Inc.	5,650	57,912
Delta Apparel, Inc.*	250	3,415
Jones Group, Inc. (The)	36,400	347,984
Movado Group, Inc.	2,300	57,546
Oxford Industries, Inc.	550	24,585
Perry Ellis International, Inc.*	19,800	410,850
Quiksilver, Inc.*	43,100	100,423
R.G. Barry Corp.	400	5,436
Rocky Brands, Inc.*	3,150	41,549
Skechers U.S.A., Inc., Class A*	20,900	425,733
Unifi, Inc.*	19,100	216,403

		1,808,176

Thrifts & Mortgage Finance - 0.89%
Astoria Financial Corp.	49,600	486,080
Bank Mutual Corp.	32,000	141,120
BankAtlantic Bancorp, Inc., Class A*	590	3,257
Doral Financial Corp.*	56,100	84,150
First Defiance Financial Corp.	1,250	21,400
First Federal Bancshares of Arkansas, Inc.*+	1,200	9,720
First Financial Holdings, Inc.	1,450	15,544

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
First Financial Northwest, Inc.*+	200	$ 1,624
Flushing Financial Corp.	2,700	36,801
Meta Financial Group, Inc.	300	5,979
MutualFirst Financial, Inc.	8,700	91,263
NASB Financial, Inc.*+	500	9,925
Provident Financial Holdings, Inc.	5,400	62,262
Pulaski Financial Corp.+	800	5,928
Tree.com, Inc.*	4,900	56,056
United Community Financial Corp.*	33,400	99,532

		1,130,641

Trading Companies & Distributors - 1.55%
Aceto Corp.	13,900	125,517
Aircastle, Ltd.	32,700	394,035
Beacon Roofing Supply, Inc.*	9,200	232,024
DXP Enterprises, Inc.*	450	18,671
Interline Brands, Inc.*	6,750	169,222
KSW, Inc.	2,800	10,948
Rush Enterprises, Inc., Class A*	10,700	174,945
United Rentals, Inc.*	20,875	710,585
Willis Lease Finance Corp.*	10,750	132,440

		1,968,387

Wireless Telecommunication Services - 0.75%
Leap Wireless International, Inc.*	76,500	491,895
NTELOS Holdings Corp.	12,625	237,981
Shenandoah Telecommunications Co.	15,700	213,677
USA Mobility, Inc.	1,300	16,718

		960,271

TOTAL COMMON STOCKS - 99.14%		126,118,676

(Cost $122,500,675)

www.bridgewayomni.com	29

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2012

	Rate^	Shares	Value
MONEY MARKET FUND - 0.74%
BlackRock FedFund	0.01%	946,271	$946,271

TOTAL MONEY MARKET FUND - 0.74%			946,271

(Cost $946,271)

TOTAL INVESTMENTS - 99.88%			$127,064,947
(Cost $123,446,946)
Other Assets in Excess of Liabilities - 0.12%			151,369

NET ASSETS - 100.00%			$127,216,316

*     Non-income producing security.

^    Rate disclosed as of June 30, 2012.

+   This security or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a value of $7,008,491 at June 30, 2012.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$126,118,676	$ —	$—	$126,118,676
Money Market Fund	—	946,271	—	946,271

TOTAL	$126,118,676	$946,271	$—	$127,064,947

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2011	$10,070	$10,070
Purchases	—	—
Sales	(3,484)	(3,484)
Realized gain/(loss)[1]	(21,846)	(21,846)
Change in unrealized appreciation/ (depreciation)[2]	15,260	15,260
Transfers in	—	—
Transfers out	—	—

Balance as of 06/30/2012	$—	$—

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2012[2]	$—	$—

1Realized gain/(loss) from Level 3 securities is included on the Statement of Operations in the Realized Gain (Loss) on Investments.

2Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statement of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

See Notes to Financial Statements.

30	Annual Report | June 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012 ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$182,120,543	$127,064,947
Receivables:
Portfolio securities sold	485,480	-
Fund shares sold	456,288	1,016,580
Dividends and interest	128,031	106,959
Prepaid expenses	29,383	24,918
Total assets	183,219,725	128,213,404
LIABILITIES
Payables:
Portfolio securities purchased	3,374,402	922,426
Fund shares redeemed	192,502	-
Accrued Liabilities:
Investment advisory fees	37,190	10,169
Administration fees	5,579	4,048
Directors’ fees	396	341
Other	56,949	60,104
Total liabilities	3,667,018	997,088
NET ASSETS	$179,552,707	$127,216,316
NET ASSETS REPRESENT
Paid-in capital	$168,511,448	$123,998,466
Undistributed net investment income	508,134	455,097
Accumulated net realized loss on investments	(145,793)	(855,248)
Net unrealized appreciation on investments	10,678,918	3,618,001
NET ASSETS	$179,552,707	$127,216,316
Shares of common stock outstanding of $.001 par value*	16,154,422	12,660,601
Net asset value, offering price and redemption price per share	$11.11	$10.05
Total investments at cost	$171,441,625	$123,446,946

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

www.bridgewayomni.com	31

STATEMENTS OF OPERATIONS

Period Ended June 30, 2012	Omni Small-Cap Value[1]	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$1,067,656	$1,079,554
Securities lending	167,114	199,546
Total Investment Income	1,234,770	1,279,100
EXPENSES
Investment advisory fees	406,173	411,607
Administration fees	32,142	32,470
Accounting fees	58,570	87,507
Transfer agent fees	7,376	12,558
Professional fees	33,040	36,747
Custody fees	30,846	20,486
Blue sky fees	9,125	30,691
Directors’ and officers’ fees	15,652	15,809
Shareholder servicing fees	62,158	54,922
Reports to shareholders	16,812	16,852
Miscellaneous expenses	12,642	17,411
Total Expenses	684,536	737,060
Less investment advisory fees waived	(184,328)	(243,003)
Less other fees waived	(12,766)	-
Net Expenses	487,442	494,057
NET INVESTMENT INCOME	747,328	785,043
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(145,793)	(827,085)
Change in Unrealized Appreciation (Depreciation) on:
Investments	10,678,918	3,181,198
Net Realized and Unrealized Gain on Investments	10,533,125	2,354,113
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,280,453	$3,139,156

1 For the period August 31, 2011 (commencement of operations) through June 30, 2012.

See Notes to Financial Statements.

32	Annual Report | June 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

	Omni	Omni Tax-Managed
	Small-Cap Value	Small-Cap Value
	For the Period August 31, 2011[1] through June 30, 2012	Year Ended June 30, 2012	For the Period December 31, 2010[1] through June 30, 2011
OPERATIONS
Net investment income	$ 747,328	$ 785,043	$ 57,746
Net realized loss on investments	(145,793)	(827,085)	(28,163)
Net change in unrealized appreciation (depreciation) on investments	10,678,918	3,181,198	436,803
Net increase in net assets resulting from operations	11,280,453	3,139,156	466,386
DISTRIBUTIONS:
From net investment income	(218,329)	(379,007)	-
Net decrease in net assets resulting from distributions	(218,329)	(379,007)	-
SHARE TRANSACTIONS:
Proceeds from sale of shares	178,590,444	112,796,648	39,874,315
Reinvestment of distributions	218,329	379,007	-
Cost of shares redeemed	(10,318,190)	(26,664,208)	(2,395,981)
Net increase in net assets resulting from share transactions	168,490,583	86,511,447	37,478,334
Net increase in net assets	179,552,707	89,271,596	37,944,720
NET ASSETS:
Beginning of period	-	37,944,720	-
End of period*	$179,552,707	$127,216,316	$37,944,720
SHARES ISSUED & REDEEMED
Issued	17,113,203	11,927,426	3,784,388
Distributions reinvested	21,942	41,833	-
Redeemed	(980,723)	(2,861,204)	(231,842)
Net increase in shares	16,154,422	9,108,055	3,552,546
Outstanding at beginning of period	-	3,552,546	-
Outstanding at end of period	16,154,422	12,660,601	3,552,546
* Including undistributed net investment income of:	$ 508,134	$ 455,097	$ 54,379

1Commencement of operations.

See Notes to Financial Statements.

www.bridgewayomni.com	33

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)		Total from Investment Operations

OMNI SMALL-CAP VALUE

Period Ended June 30, 2012(c)	$10.00	$0.08	$1.06		$1.14

OMNI TAX-MANAGED SMALL-CAP VALUE

Year Ended June 30, 2012	10.68	0.09	(0.67	)(e)	(0.58)
Period Ended June 30, 2011(f)	10.00	0.03	0.65		0.68

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Commenced operations on August 31, 2011.
(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized gain in the Statements of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(f)	Commenced operations on December 31, 2010.

See Notes to Financial Statements.

34	Annual Report | June 30, 2012

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income After Waivers and Reimbursements(b)	Portfolio Turnover Rate

$ -	$(0.03)	$(0.03)	$11.11	11.41	%(d)	$179,553	0.84%	0.60%	0.92%	8%

-	(0.05)	(0.05)	10.05	(5.41	%)(d)	127,216	0.90%	0.60%	0.95%	26%
-	-	-	10.68	6.80	%(d)	37,945	1.56%	0.60%	0.57%	7%

www.bridgewayomni.com	35

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2012 (each, a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) commenced operations on August 31, 2011 and December 31, 2010, respectively, and are presented in this report.

Bridgeway is authorized to issue 1,987,343,706 shares of common stock at $0.001 per share. 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund. All shares outstanding currently represent Class N shares.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

36	Annual Report | June 30, 2012

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments.

—	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2012 is included with each Fund’s Schedule of Investments.

Effective January 1, 2012, the Funds adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 is intended to result in common fair value and measurement requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 requires reporting entities to disclose quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. Level 3 securities are not significant to the Funds. The adoption of ASU 2011-04 had no impact on net assets of the Funds.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the fiscal year ended June 30, 2012, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the

www.bridgewayomni.com	37

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of June 30, 2012, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Omni Small-Cap Value	$13,371,957	$13,429,177
Omni Tax-Managed Small-Cap Value	7,008,491	7,152,453

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2012, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

38	Annual Report | June 30, 2012

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the fiscal year ended June 30, 2012. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 6/30/12

Omni Small-Cap Value*	0.60%	$184,328
Omni Tax-Managed Small-Cap Value*	0.60%	243,003

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $184,328, which expire on June 30, 2015. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $85,793 and $243,003, which expire June 30, 2014 and June 30, 2015, respectively.

Other Waivers and Reimbursements:  BNY Mellon Asset Servicing, the Funds’ accounting agent and transfer agent, at its discretion, voluntarily waived a portion of its accounting and transfer agent fees for the Omni Small-Cap Value Fund. For the fiscal period ended June 30, 2012, BNY Mellon Asset Servicing waived $9,766 in accounting fees and $3,000 in transfer agent fees for the Omni Small-Cap Value Fund.

Other Related Party Transactions:  On occasion, the Bridgeway Funds will engage in inter-portfolio trades between funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the fiscal year ended June 30, 2012 were as follows:

Bridgeway Fund	Inter-portfolio Purchases	Inter-portfolio Sales

Omni Small-Cap Value	$2,504,801	$ -
Omni Tax-Managed Small-Cap Value	1,815,929	-

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments. During the fiscal year ended June 30, 2012, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $32,142 and $32,470, respectively.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

www.bridgewayomni.com	39

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

Board of Directors Compensation  Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Beginning in 2012 the retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the fiscal year ended June 30, 2012 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$175,589,175	$ -	$ 7,355,186
Omni Tax-Managed Small-Cap Value	-	107,576,027	-	21,761,225

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies and distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2012, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 20,626,623	$ 14,541,081
Gross depreciation (excess of tax cost over value)	(9,947,722)	(10,993,865)
Net unrealized appreciation (depreciation)	$ 10,678,901	$ 3,547,216
Cost of investments for income tax purposes	$171,441,642	$123,517,731

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and passive foreign investment company (PFIC) adjustments.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The Omni Small-Cap Value Fund commenced operations on August 31, 2011 and the Omni Tax-Managed Small-Cap Value Fund commenced operations on December 31, 2010. There were no cash distributions paid during the period ended June 30, 2011. The tax character of the distributions paid by the Funds during the fiscal year ended June 30, 2012, are as follows:

40	Annual Report | June 30, 2012

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2012	Year Ended June 30, 2012
Distributions paid from:
Ordinary Income	$218,329	$379,007
Total	$218,329	$379,007

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration and will retain their character as either short-term or long-term capital losses. At June 30, 2012, the Omni Tax-Managed Small-Cap Value Fund had $691,466 of short-term capital loss carryforwards available for tax purposes with an indefinite expiration date. There are no capital loss carryovers for Omni Small-Cap Value Fund as of June 30, 2012.

Components of Accumulated Earnings (Deficit)  As of June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 508,151	$ 455,114
Accumulated Net Realized Loss on Investments*	(145,793)	(784,480)
Net Unrealized Appreciation of Investments	10,678,901	3,547,216
Total	$11,041,259	$3,217,850

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2013. The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund have deferred post October losses of $145,793 and $93,014, respectively.

For the fiscal year June 30, 2012, the Funds recorded the following reclassifications to the accounts listed below:

Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in-Capital	$ 20,865	$ 5,318
Undistributed Net Investment Income	(20,865)	(5,318)
Accumulated Net Realized Loss	-	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the deduction of equalization debits for tax purposes and disallowed expenses.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until November 2, 2012. Advances under the Facility are limited to $10,000,000 in total for all Bridgeway Funds and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

www.bridgewayomni.com	41

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate, plus 1.25%. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to a Bridgeway Fund based upon actual amounts borrowed by such Bridgeway Fund.

For the fiscal year ended June 30, 2012, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.55%	$182,000	2	$ 35	$247,000
Omni Tax-Managed Small-Cap Value	1.51%	350,500	12	128	627,000

[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of June 30, 2012.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42	Annual Report | June 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, each a series of Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2012, and the related statements of operations, the statements of changes in net assets and financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund as of June 30, 2012, the results of their operations, changes in their net assets and financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 24, 2012

www.bridgewayomni.com	43

OTHER INFORMATION

June 30, 2012 (unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2011.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2012. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.01%	0.01%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2012, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$218,329	$379,007
Equalization Debits Included in Ordinary Income Distributions	21,162	5,318

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2012 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement For Omni Tax-Managed Small-Cap Value Fund

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Management Agreement. The Board and its standing committees also consider at each meeting

44	Annual Report | June 30, 2012

OTHER INFORMATION (continued)

June 30, 2012 (unaudited)

factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund and its shareholders.

On June 1, 2012, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the Omni Tax-Managed Small-Cap Value Fund (the “Fund”).1 In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of the Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to the Fund, including:

—	investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds (the “peer funds”);

—	the nature, extent and quality of services provided by the Adviser to the Fund, including investment advisory and administrative services;

—	actual management fees paid by the Fund to the Adviser;

—	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser derived from its relationship with the Fund;

—	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

—	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund; and

—	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for the Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser and, as a result of the telephonic meeting, requested certain additional information from the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

—

 the terms of the Management Agreement, including the services performed by the Adviser in managing the Fund in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts;

—	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Fund;

1 The Management Agreement with respect to the Omni Small-Cap Value Fund was initially approved by the Board of Directors (and Independent Directors) for an initial period of two years beginning on the date of commencement of operation of the Fund at the Board’s meeting held on May 13, 2011 and therefore the Fund’s Management Agreement is not required to be renewed until 2013.

www.bridgewayomni.com	45

OTHER INFORMATION (continued)

June 30, 2012 (unaudited)

—	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

—	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of all of the Bridgeway Funds as compared to other Adviser clients;

—	the Adviser’s risk assessment and risk management capabilities;

—	the fact that the Adviser continues to use no soft dollars; and

—

 the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors and the fact that at the current time, the Adviser is operating the Fund at a loss.

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Independent Directors concluded the following:

—	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

—	the investment performance of the Fund was acceptable over the short operating history of the Fund;

—	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were significantly lower than peer funds;

—	the costs of services provided by the Adviser to the Fund were fair and reasonable in relation to the services and benefits provided to the Fund; and

—

 although there were no breakpoints in the Fund’s fee schedule, shareholders of the Fund were not missing the opportunity to benefit from economies of scale in view of the fact that the Fund was priced low in anticipation of future growth.

In summary, the Independent Directors renewed the Management Agreement with respect to the Fund. The Independent Directors valued access by the Fund to the Adviser’s proprietary statistically driven investment management services and favorable fee levels, considered the favorable short term performance of the Fund and concluded that renewal of the Management Agreement was in the best interests of the Fund and its shareholders. Based on all of the information presented, the Board, including a majority of its Independent Directors, determined that the fees charged under the Management Agreement are reasonable in relation to the services that are provided under the Management Agreement. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for the Fund. Rather, the approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

46	Annual Report | June 30, 2012

DISCLOSURE OF FUND EXPENSES

June 30, 2012 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2012 and held until June 30, 2012.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/12	Ending Account Value at 6/30/12	Expense Ratio	Expenses Paid During Period* 1/1/12 - 6/30/12

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$1,072.40	0.60%	$3.11
Hypothetical Fund Return	$1,000.00	$1,022.00	0.60%	$3.03

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$1,068.00	0.60%	$3.10
Hypothetical Fund Return	$1,000.00	$1,022.00	0.60%	$3.03

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

www.bridgewayomni.com	47

DIRECTORS & OFFICERS

June 30, 2012

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 59	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 57	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 49	Director	Term: 1 Year Length: 1994 to Present.	Partner, Gainer, Donnelly, Desroches, LLP, since 1998.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 51	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 2004 through May 2012.	Eleven	None

48	Annual Report | June 30, 2012

DIRECTORS & OFFICERS (continued)

June 30, 2012

“Interested” or Affiliated Directors and Officers

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[2] Age 48	President and Director	Term: 1 Year Length: 2003 to Present.

President and Chief Operating Officer, Bridgeway Capital Management, Inc., 10/2010 - present, President, Bridgeway Funds, 6/2005 - present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 - 10/2010.

				Eleven	None

John N. R. Montgomery[3] Age 56	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., 10/2010 - present, Vice President, Bridgeway Funds, 6/2005 - present. President, Bridgeway Capital Management, Inc., 11/1993 - 10/2010.	Eleven	None

www.bridgewayomni.com	49

DIRECTORS & OFFICERS (continued)

June 30, 2012

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 54	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 50	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., 5/2004 - present.	N/A	None

Deborah L. Hanna Age 47	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - present.	N/A	None

Sharon Lester Age 57	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., 12/2010 - present. Prior to 12/2010, Director of Portfolio Operations, Invesco.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

[3]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

50	Annual Report | June 30, 2012

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To  find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on  the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section,  Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address:  publicinfo@sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $227,000 for the fiscal year ended June 30, 2012 and $267,000 for the fiscal year ended June 30, 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $26,000 for the fiscal year ended June 30, 2012 and $26,000 for the fiscal year ended June 30, 2011. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2011.

(h)Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 and is in accordance with The Sudan Accountability and Divestment Act of 2007.

Client Name/#	Trade Date	Settle Date	Buy/Sell	CUSIP	Security Symbol	Security Description	Quantity	Unit Price	Principal/ Proceeds/ Notional Value	Total Comm.	Total Fees	Net Proceeds	Broker
BRIDGEWAY AI2	4/5/2012	4/11/2012	Sell	149123101	CAT	CATERPILLAR INC.	15,100	106.72	1,611,449.35	75.5	36.1	1,611,337.75	DIRECT
BRIDGEWAY AI1	4/5/2012	4/11/2012	Sell	149123101	CAT	CATERPILLAR INC.	8,300	106.72	885,763.55	41.5	19.84	885,702.21	DIRECT
BRIDGEWAY LG	4/12/2012	4/17/2012	Sell	149123101	CAT	CATERPILLAR INC.	4,700	105.64	496,486.85	23.5	11.12	496,452.23	DIRECT
BRIDGEWAY AI2	3/30/2012	4/4/2012	Sell	149123101	CAT	CATERPILLAR INC.	4,400	106.63	469,162.32	22	10.51	469,129.81	ITG TRITON
BRIDGEWAY AI1	3/30/2012	4/4/2012	Sell	149123101	CAT	CATERPILLAR INC.	1,200	106.63	127,953.36	6	2.87	127,944.49	ITG TRITON
BRIDGEWAY LG	4/5/2012	4/11/2012	Sell	149123101	CAT	CATERPILLAR INC.	800	105.9	84,720.00	4	1.9	84,714.10	DIRECT
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	September 5, 2012

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date	September 5, 2012

*	Print the name and title of each signing officer under his or her signature.